UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036
(Name and address of agent for service)

1-800-688-LKCM
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Item 1. Proxy Voting Record.

Vote Summary Report
Jul 01, 2003 - Jun 30, 2004

LKCM SMALL CAP EQUITY - 899

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/29/03 - A	Airgas, Inc. *ARG*		009363102		06/19/03		100,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James W. Hovey --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Paula A. Sneed --- For
	1.3	Elect Director David M. Stout --- For
	1.4	Elect Director William O. Albertini --- For
	2	Approve Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Ratify Auditors	For	For			Mgmt

08/07/03 - A	Arctic Cat, Inc. *ACAT*		039670104		06/13/03		100,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William G. Ness --- Withhold
We recommend that shareholders vote FOR Gregg A. Ostrander, but WITHHOLD votes from William G. Ness for standing as an insider on the Nominating Committee.
	1.2	Elect Director Gregg A. Ostrander --- For

08/07/03 - S	Veridian Corp		92342R203		07/03/03		112,000
	1	Approve Merger Agreement	For	For			Mgmt

08/08/03 - A	Zoran Corp. *ZRAN*		98975F101		06/30/03		115,000
	1	Approve Merger Agreement	For	For			Mgmt
Conclusion: Based on the market premium and the fairness opinion, we believe the merger agreement warrants shareholder support.
	2	Elect Directors	For	For			Mgmt
	2.1	Elect Director Levy Gerzberg --- For
We recommend a vote FOR the directors.
	2.2	Elect Director Uzia Galil --- For
	2.3	Elect Director James D. Meindl --- For
	2.4	Elect Director James B. Owens, Jr. --- For
	2.5	Elect Director Arthur B. Stabenow --- For
	2.6	Elect Director Philip M. Young --- For
	3	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 82,500,000 shares.
	4	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors	For	For			Mgmt

09/08/03 - A	Patterson Cos Inc. *PDCO*		703412106		07/14/03		40,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

09/18/03 - A	Activision, Inc. *ATVI*		004930202		07/28/03		187,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert A. Kotick --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Brian G. Kelly --- For
	1.3	Elect Director Ronald Doornink --- For
	1.4	Elect Director Kenneth L. Henderson --- For
	1.5	Elect Director Barbara S. Isgur --- For
	1.6	Elect Director Steven T. Mayer --- For
	1.7	Elect Director Robert J. Morgado --- For
	2	Increase Authorized Preferred and Common Stock	For	Against			Mgmt

While the authorized common share increase is within the allowable threshold for this company, the blank check preferred stock increase lacks a specific reason. Therefore, we believe that the proposal does not warrant shareholder approval.

	3	Approve Omnibus Stock Plan	For	Against			Mgmt
Vote Recommendation The total cost of the company's plans of 25.83 percent is above the allowable cap for this company of 12.92 percent.
	4	Ratify Auditors	For	For			Mgmt

09/25/03 - A	American Financial Realty Trust *AFR*		02607P305		08/08/03		170,000
	1	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	2.a.1	Elect Trustee Glenn Blumenthal	For	For			Mgmt
We recommend a vote FOR the directors.
	2.a.2	Elect Trustee John M. Eggemeyer III	For	For			Mgmt
	2.a.3	Elect Trustee Raymond Garea	For	For			Mgmt
	2.a.4	Elect Trustee Michael J. Hagan	For	For			Mgmt
	2.a.5	Elect Trustee John P. Hollihan III	For	For			Mgmt
	2.a.6	Elect Trustee William M. Kahane	For	For			Mgmt
	2.a.7	Elect Trustee Richard A. Kraemer	For	For			Mgmt
	2.a.8	Elect Trustee Lewis S. Ranieri	For	For			Mgmt
	2.a.9	Elect Trustee Nicholas S. Schorsch	For	For			Mgmt
	2.a.0	Elect Trustee J. Rock Tonkel	For	For			Mgmt
	2.b.1	Elect Trustee Glenn Blumenthal	For	For			Mgmt
We recommend a vote FOR the directors.
	2.b.2	Elect Trustee Raymond Garea	For	For			Mgmt
	2.b.3	Elect Trustee William M. Kahane	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 6.50 percent is within the allowable cap for this company of 12.77 percent. Additionally, this plan expressly forbids repricing.

09/30/03 - A	Cyberonics, Inc. *CYBX*		23251P102		08/15/03		90,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

10/24/03 - A	Harris Corp. *HRS*		413875105		08/29/03		80,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

10/27/03 - A	Carpenter Technology Corp. *CRS*		144285103		08/29/03		140,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

11/20/03 - S	Evergreen Resources, Inc.		299900308		09/26/03		120,000
	1	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 80,000,000 shares.

12/03/03 - A	United Natural Foods, Inc. *UNFI*		911163103		10/09/03		105,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

12/04/03 - A	The Hain Celestial Group, Inc. *HAIN*		405217100		10/31/03		159,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Irwin D. Simon --- For

We recommend a vote FOR the directors with the exceptions of Larry S. Zilavy, Roger Meltzer, Joseph Jimenez, Marina Hahn, James S. Gold, and Jack Futterman. We recommend shareholders WITHHOLD votes from Roger Meltzer and James S. Gold for standing as affiliated outsiders on the Compensation Committee, from Roger Meltzer and Joseph Jimenez for standing as affiliated outsiders on the Nominating Committee, and from Audit Committee members Larry S. Zilavy, Marina Hahn, and Jack Futterman for paying excessive non-audit fees.

	1.2	Elect Director Beth L. Bronner --- For
	1.3	Elect Director Jack Futterman --- Withhold
	1.4	Elect Director Daniel R. Glickman --- For
	1.5	Elect Director James S. Gold --- Withhold
	1.6	Elect Director Marina Hahn --- Withhold
	1.7	Elect Director Neil Harrison --- For
	1.8	Elect Director Andrew R. Heyer --- For
	1.9	Elect Director Joseph Jimenez --- Withhold
	1.10	Elect Director Roger Meltzer --- Withhold
	1.11	Elect Director Larry S. Zilavy --- Withhold
	2	Amend Omnibus Stock Plan	For	Against			Mgmt

Please see the section below entitled 'Multiple Plan Notes' for a further discussion of this and other plans. Vote Recommendation The total cost of the company's plans of 16.53 percent is above the allowable cap for this company of 11.20 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Amend Non-Employee Director Stock Option Plan	For	Against			Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 16.86 percent. The aggregate value of all the proposals exceeds the company's allowable shareholder value transfer cap of 11.20 percent. ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines. Vote Recommendation The total cost of the company's plans of 13.43 percent is above the allowable cap for this company of 11.20 percent.

	4	Ratify Auditors	For	Against			Mgmt

12/05/03 - A	InterTAN, Inc.		461120107		10/07/03		279,700
	1	Elect Directors	For	For			Mgmt

12/09/03 - S	Officemax Inc *BCC*		097383103		11/03/03		100,000
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion: While we recognize the scale benefits resulting from back-office synergies relating to purchasing and logistics leverage, we question the expected synergies from marketing and paper sales. The foray by Boise, an industrial company into retail business of OfficeMax fails to present a viable strategic outcome and is fraught with risks. The combined company will face significant execution challenges with the additional risk of a competitive response from Staples & Office Depot. Also, OfficeMax, which has shown recent improvement in its operating performance may face a slowdown in its turnaround as the combined company focuses on its integration efforts. We also question the benefits of doing the acquisition first, leveraging up and subsequently executing the asset sale. The company has yet to identify the assets it plans to sell. The preferable sequence of events would have been the execution of the asset sales which would have improved the company's financial condition, followed by the acquisition of OfficeMax without substantial leverage. The reasonableness of the offer price and the associated premium is predicated on the company's achievement of the expected synergies. On balance, given foremost the concerns relating to strategic merits as well as increased leverage and the risk related to the realization of synergies, ISS considers that this merger will not be in shareholders' best interest. Therefore, we recommend against this transaction.

	2	Approve Omnibus Stock Plan	For	Against			Mgmt

Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company's plans of 12.94 percent is above the allowable cap for this company of 9.76 percent.

12/16/03 - A	Blue Rhino Corp.		095811105		11/07/03		40,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Mark Castaneda --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Steven D. Devick --- For
	1.3	Elect Director David L. Warnock --- For
	2	Amend Stock Option Plan	For	Against			Mgmt

Please see the section below entitled 'Multiple Plan Notes' for a further discussion of this and other plans. Vote Recommendation The total cost of the company's plans of 26.48 percent is above the allowable cap for this company of 15.16 percent.

	3	Amend Non-Employee Director Stock Option Plan	For	Against			Mgmt

Vote Recommendation The total cost of the company's plans of 24.51 percent is above the allowable cap for this company of 15.16 percent. Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 27.8 percent. The aggregate value of all the proposals exceeds the company's allowable shareholder value transfer cap of 15.16 percent. However, ISS supports those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.

	4	Ratify Auditors	For	For			Mgmt

12/18/03 - S	Allied Waste Industries, Inc. *AW*		019589308		11/03/03		299,272
	1	Approve Conversion of Securities	For	For			Mgmt

12/29/03 - S	Activision, Inc. *ATVI*		004930202		12/01/03		187,500
	1	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 175,000,000 shares.

01/21/04 - A	Lindsay Manufacturing Co. *LNN*		535555106		12/12/03		225,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Howard G. Buffett --- Withhold
We recommend a vote FOR the directors with the exception of independent outsider Howard G. Buffett. We recommend that shareholders WITHHOLD votes from Howard G. Buffett for poor attendance.
	1.2	Elect Director William F. Welsh II --- For
	1.3	Elect Director Michael C. Nahl --- For
	2	Ratify Auditors	For	For			Mgmt

01/27/04 - A	Apogent Technologies Inc.		03760A101		12/01/03		120,000
	1	Elect Directors	For	For			Mgmt

02/02/04 - A	Multimedia Games, Inc. *MGAM*		625453105		12/18/03		45,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Thomas W. Sarnoff --- For

We recommend a vote FOR the directors with the exception of Martin A. Keane, Gordon Graves, and Clifton E. Lind. We recommend shareholders WITHHOLD votes from Martin A. Keane for standing as an affiliated outsider on the Compensation and Nominating committees, and from Martin A. Keane, Gordon Graves, and Clifton E. Lind for failure to establish a majority independent board.

	1.2	Elect Director Clifton E. Lind --- Withhold
	1.3	Elect Director Gordon T. Graves --- Withhold
	1.4	Elect Director Robert D. Repass --- For
	1.5	Elect Director Martin A. Keane --- Withhold
	1.6	Elect Director John M. Winkelman --- For
	2	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 58,750,000 shares.
	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 11.88 percent is within the allowable cap for this company of 12.37 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors	For	For			Mgmt

02/06/04 - A	Sybron Dental Specialties, Inc. *SYD*		871142105		12/17/03		150,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James R. Parks --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Floyd W. Pickrell, Jr. --- For
	1.3	Elect Director William E. B. Siart --- For

02/12/04 - A	Reynolds & Reynolds Co. (The) *REY*		761695105		12/17/03		110,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Eustace W. Mita --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Philip A. Odeen --- For
	1.3	Elect Director Donald K. Peterson --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
	4	Ratify Auditors	For	For			Mgmt

04/15/04 - A	City Bank *CTBK*		17770A109		03/01/04		44,255
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James P. Carroll --- Withhold
We recommend a vote FOR the directors with the exception of James Carroll and R. Scott Hutchison for failing to establish a majority independent board.
	1.2	Elect Director Martin Heimbigner --- For
	1.3	Elect Director R. Scott Hutchison --- Withhold
	2	Ratify Auditors	For	For			Mgmt

04/15/04 - A	Officemax Inc *BCC*		097383103		02/23/04		100,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Claire S. Farley --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Rakesh Gangwal --- For
	1.3	Elect Director Gary G. Michael --- For
	1.4	Elect Director A. William Reynolds --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

04/15/04 - A	Tractor Supply Co. *TSCO*		892356106		03/02/04		160,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James F. Wright --- For

We recommend a vote FOR the directors with the exception of Gerard E. Jones. We recommend that shareholders WITHHOLD votes from Gerard E. Jones for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Gerard E. Jones --- Withhold
	1.3	Elect Director Edna K. Morris --- For
	2	Ratify Auditors	For	Against			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

04/19/04 - A	Texas Regional Bankshares, Inc. *TRBS*		882673106		03/12/04		140,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Morris Atlas --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Frank N. Boggus. We recommend that shareholders WITHHOLD votes from Frank N. Boggus for standing as an affiliated outsider on the Audit, Stock Option & Compensation and Nominating committees.

	1.2	Elect Director Frank N. Boggus --- Withhold
	1.3	Elect Director Robert G. Farris --- For
	1.4	Elect Director C. Kenneth Landrum, M.D --- For
	1.5	Elect Director David L. Lane --- For
	1.6	Elect Director Jack H. Mayfield, Jr. --- For
	1.7	Elect Director Joe Penland, Sr. --- For
	1.8	Elect Director Joseph E. Reid --- For
	1.9	Elect Director G.E. Roney --- For
	1.10	Elect Director Julie G. Uhlhorn --- For
	1.11	Elect Director Walter Umphrey --- For
	1.12	Elect Director Mario Max Yzaguirre --- For
	2	Approve Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 1.11 percent is within the allowable cap for this company of 19.68 percent.
	3	Approve Stock Option Plan	For	For			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 1.11 percent is within the allowable cap for this company of 19.68 percent.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Hibernia Corp. *HIB*		428656102		02/25/04		125,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Kopin Corp. *KOPN*		500600101		03/10/04		280,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John C.C. Fan --- For

We recommend a vote FOR the directors with the exception of affiliated outsiders Michael A. Wall and David E. Brook. We recommend that shareholders WITHHOLD votes from Michael A. Wall for standing as an affiliated outsider on the Compensation and Nominating committees and from David E. Brook for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director David E. Brook --- Withhold
	1.3	Elect Director Andrew H. Chapman --- For
	1.4	Elect Director Morton Collins --- For
	1.5	Elect Director Chi Chia Hsieh --- For
	1.6	Elect Director Michael A. Wall --- Withhold
	1.7	Elect Director Michael J. Landine --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    V. Vote Recommendation        The total cost of the company's plans of 8.88 percent is within the allowable cap for this company of 19.88 percent. Note the high concentration ratio of 30.69 percent of total current year grants to top five executive officers.

	3	Ratify Auditors	For	For			Mgmt

04/22/04 - A	J. B. Hunt Transport Services, Inc. *JBHT*		445658107		02/27/04		106,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/27/04 - A	Brooks Automation, Inc. *BRKS*		114340102		03/05/04		125,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert J. Therrien --- For
	1.2	Elect Director Roger D. Emerick --- For
	1.3	Elect Director Amin J. Khoury --- For
	1.4	Elect Director Joseph R. Martin --- For
	1.5	Elect Director Edward C. Grady --- For
	1.6	Elect Director A. Clinton Allen --- For
	1.7	Elect Director John K. McGillicuddy --- For
	2	Amend Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 12.11 percent is within the allowable cap for this company of 12.68 percent.
	3	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

04/27/04 - A/S	Cott Corp. *BCB*		22163N106		03/12/04		125,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Colin J. Adair --- For

In accordance with Fairvest guidelines, we recommend that shareholders withhold votes with respect to Thomas Hagerty due to poor attendance at meetings of the company's board. Otherwise, these are routine appointments.

	1.2	Elect Director W. John Bennett --- For
	1.3	Elect Director C. Hunter Boll --- For
	1.4	Elect Director Serge Gouin --- For
	1.5	Elect Director Thomas M. Hagerty --- Withhold
	1.6	Elect Director Stephen H. Halperin --- For
	1.7	Elect Director David V. Harkins --- For
	1.8	Elect Director Philip B. Livingston --- For
	1.9	Elect Director Christine A. Magee --- For
	1.10	Elect Director John K. Sheppard --- For
	1.11	Elect Director Donald G. Watt --- For
	1.12	Elect Director Frank E. Weise III --- For
	2	Ratify PricewaterhouseCoopers LLP as Auditors	For	For			Mgmt
	3	Approve Executive Investment Share Purchase Plan	For	For			Mgmt
	4	Amend Stock Option Plan	For	Against			Mgmt

Vote Recommendation        The total cost of the company's plans of 5.19 percent is above the allowable cap for this company of 3.36 percent. We also oppose the amendment to increase shares reserved for options because it would appear that non-employee directors participate in options on a discretionary basis. This is a practice which gives rise to the possibility of self-dealing by directors in options. Directors who are able to grant themselves options without limit could find their independence compromised.

04/27/04 - A	Kirby Corp. *KEX*		497266106		03/01/04		280,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director C. Sean Day --- For

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from C. Berdon Lawrence, William M. Lamont, Jr., and C. Sean Day for failing to remove a dead-hand, slow-hand, or similar feature in the company's poison pill.

	1.2	Elect Director William M. Lamont, Jr. --- For
	1.3	Elect Director C. Berdon Lawrence --- For
	2	Amend Non-Employee Director Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.58 percent is within the allowable cap for this company of 11.34 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	Glacier Bancorp, Inc. *GBCI*		37637Q105		03/02/04		79,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James M. English --- For

We recommend that shareholders vote FOR James M. English, but WITHHOLD votes from the other nominees. We recommend that shareholders WITHHOLD votes from insider Jon W. Hippler for failure to establish a majority independent board and from affiliated outsider John S. MacMillan for standing as an affiliated outsider on the Compensation & Nominating/Corporate Governance committees and for failure to establish a majority independent board.

	1.2	Elect Director Jon W. Hippler --- For
	1.3	Elect Director John S. MacMillan --- For
	2	Change State of Incorporation from Delaware to Montana	For	For			Mgmt

On balance, we believe that the reincorporation would not adversely impact shareholders' rights. Therefore, in view of the savings that would result from the reincorporation we recommend a vote in favor of the proposal.

04/29/04 - A	Argosy Gaming Co. *AGY*		040228108		03/10/04		85,000
	1	Elect Directors	For	For			Mgmt
	2	Other Business	For	For			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/29/04 - A	Cabot Oil & Gas Corp. *COG*		127097103		03/11/04		105,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert F. Bailey --- For
We recommend a vote FOR Robert F. Bailey but WITHHOLD votes from John G.L. Cabot for standing as an affiliated outsider on the Audit and Nominating committees.
	1.2	Elect Director John G.L. Cabot --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 6.21 percent is within the allowable cap for this company of 9.43 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options and restricted stock to top five named executive officers were about 35.1 percent of the total shares awarded in 2003.

	3	Ratify Auditors	For	For			Mgmt

04/29/04 - A	Encore Acquisition Company *EAC*		29255W100		03/19/04		100,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director I. Jon Brumley --- For
	1.2	Elect Director Jon S. Brumley --- For
	1.3	Elect Director Martin Bowen --- For
	1.4	Elect Director Ted Collins, Jr. --- For
	1.5	Elect Director Ted A. Gardner --- For
	1.6	Elect Director John V. Genova --- For
	1.7	Elect Director Howard H. Newman --- For
	1.8	Elect Director James A. Winne III --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.62 percent is within the allowable cap for this company of 19.61 percent. Additionally, this plan expressly forbids repricing.

04/30/04 - A	Pope & Talbot, Inc. *POP*		732827100		03/10/04		190,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/03/04 - A	Louisiana-Pacific Corp *LPX*		546347105		03/05/04		330,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Dustan E. McCoy --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Lee C. Simpson. We recommend that shareholders WITHHOLD votes from Lee C. Simpson for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Lee C. Simpson --- For
	1.3	Elect Director Colin D. Watson --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 7.31 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing. ISS noted that the top five named officers received approximately 49 percent of the total 2003 equity grants.

	3	Amend Non-Employee Director Restricted Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.11 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 4.11 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing.
	5	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	6	Ratify Auditors	For	For			Mgmt
	7	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
Based on the above structure, LP did not meet most of the criteria and therefore ISS recommends voting FOR this proposal.
	8	Report on Greenhouse Gas Emissions	Against	Against			ShrHoldr

In this case, Louisiana Pacific provides some disclosure on the topics brought forth by the proponents in its Environmental, Forestry and Safety Report and other environmental sections of the company's web site. Moreover, the request to study the feasibility of obtaining Forest Stewardship Council (FSC) certification by January 2005 may not be feasible and may not serve to enrich shareholder value. It appears from existing disclosure that the company is committed to improved environmental performance and the reduction of greenhouse gas emissions and has engaged other organizations in addressing and monitoring its performance these issues. While the company could continue to expand its disclosure in these areas, we agree with management that it has substantially addressed the intent of this proposal. As such, we believe that preparation of a new and separate report may not provide enough additional useful information to justify the time and expense of creating such a document.

05/03/04 - A	Pegasus Solutions *PEGS*		705906105		03/09/04		100,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/04/04 - A	Packaging Corporation of America *PKG*		695156109		03/15/04		145,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Henry F. Frigon --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Thomas S. Souleles and Samuel M. Mencoff. We recommend that shareholders WITHHOLD votes from Thomas S. Souleles for standing as an affiliated outsider on the Compensation and Nominating committees, and from Samuel M. Mencoff for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Louis S. Holland --- For
	1.3	Elect Director Justin S. Huscher --- For
	1.4	Elect Director Samuel M. Mencoff --- Withhold
	1.5	Elect Director Thomas S. Souleles --- Withhold
	1.6	Elect Director Paul T. Stecko --- For
	1.7	Elect Director Rayford K. Williamson --- For
	2	Ratify Auditors	For	For			Mgmt

05/05/04 - A	Southwest Bancorporation of Texas, Inc. *SWBT*		84476R109		03/25/04		85,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Deferred Compensation Plan	For	For			Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.68 percent is within the allowable cap for this company of 9.58 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors	For	For			Mgmt

05/05/04 - A	Watts Water Technologies *WTS*		942749102		03/26/04		145,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Timothy P. Horne --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Kenneth J. Mcavoy. We recommend that shareholders WITHHOLD votes from Kenneth J. Mcavoy for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Kenneth J. Mcavoy --- For
	1.3	Elect Director John K. Mcgillicuddy --- For
	1.4	Elect Director Gordon W. Moran --- For
	1.5	Elect Director Daniel J. Murphy, III --- For
	1.6	Elect Director Patrick S. O'Keefe --- For
	1.7	Elect Director Roger A. Young --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 7.94 percent is within the allowable cap for this company of 12.79 percent. Equity grants including stock options to top five named executive officers were 50.40 percent of the total shares awarded in the current year.

05/06/04 - A	Albany International Corp. *AIN*		012348108		03/08/04		105,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Frank R. Schmeler --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsider Francis L. McKone and insiders Frank R. Schmeler, John C. Standish, Christine L. Standish, and Thomas R. Beecher, Jr. We recommend that shareholders WITHHOLD votes from Francis L. McKone for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board, from Christine L. Standish for standing as an insider on the Compensation Committee and for failure to establish a majority independent board, and from Thomas R. Beecher for standing as an insider on the Compensation and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Frank R. Schmeler for failure to establish a majority independent board and from John C. Standish for standing as an insider on the Nominating Committee and for failure to establish a majority independent board.

	1.2	Elect Director Thomas R. Beecher, Jr. --- For
	1.3	Elect Director Francis L. McKone --- For
	1.4	Elect Director Barbara P. Wright --- For
	1.5	Elect Director Joseph G. Morone --- For
	1.6	Elect Director Christine L. Standish --- For
	1.7	Elect Director Erland E. Kailbourne --- For
	1.8	Elect Director John C. Standish --- For
	1.9	Elect Director Hugh J. Murphy --- For
	2	Approve Outside Director Stock Awards in Lieu of Cash	For	For			Mgmt

Vote Recommendation Although this plan will result in issuance of shares, it does not result in shareholder wealth transfer. Instead, it merely alters the medium through which participants are paid by allowing such individuals to receive common shares in lieu of cash. The potential voting power dilution resulting from the 48,533 shares issuable under this plan over the life of the plan, estimated based on the current stock price of $29.67 and the current number of eight nonemployee directors, is 0.15 percent of the total number of Class A shares outstanding. We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders

05/06/04 - A	Allegheny Technologies, Inc. *ATI*		01741R102		03/12/04		120,000
	1	Elect Directors	For	For			Mgmt

05/06/04 - A	SBA Communications Corp. *SBAC*		78388J106		03/10/04		535,000
	1	Elect Directors	For	For			Mgmt

05/06/04 - A	Tom Brown, Inc.		115660201		03/09/04		125,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director David M. Carmichael --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Henry Groppe. We recommend that shareholders WITHHOLD votes from Henry Groppe for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Henry Groppe --- For
	1.3	Elect Director Edward W. LeBaron, Jr. --- For
	1.4	Elect Director James D. Lightner --- For
	1.5	Elect Director John C. Linehan --- For
	1.6	Elect Director Wayne W. Murdy --- For
	1.7	Elect Director James B. Wallace --- For
	1.8	Elect Director Robert H. Whilden, Jr. --- For
	2	Increase Authorized Common Stock	For	For			Mgmt

05/07/04 - A	Evergreen Resources, Inc.		299900308		03/12/04		88,200
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Dennis R. Carlton --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsider Arthur L. Smith, and insiders Mark S. Sexton and Dennis R. Carlton for failing to remove a dead-hand, slow-hand, or similar feature in the company's poison pill.

	1.2	Elect Director Mark S. Sexton --- Withhold
	1.3	Elect Director Arthur L. Smith --- Withhold
	2	Ratify Auditors	For	For			Mgmt

05/11/04 - A	Inet Technologies, Inc.		45662V105		04/01/04		193,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors	For	For			Mgmt

05/11/04 - A	Levitt Corporation *LEV*		52742P108		04/01/04		44,700
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director William Scherer --- For
	1.2	Elect Director S. Lawrence Kahn, III --- For
	1.3	Elect Director Joel Levy --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.35 percent is within the allowable cap for this company of 19.45 percent.
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

05/11/04 - A	Viad Corp. *VVI*		92552R109		03/12/04		124,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The board proposed a fixed dollar limit, rather than a limit based on net income, because net income of the company will be reduced after the spin-off of MoneyGram International, Inc. and the company's new net income level will not permit competitive Management Incentive Plan awards under the current limitation formula. The proposal does not result in a shareholder value transfer.

	3	Approve Reverse Stock Split	For	For			Mgmt
The reserve stock split will not be effected unless the spin-off is also effected.
	4	Ratify Auditors	For	For			Mgmt

05/12/04 - A	Denbury Resources Inc. *DNR*		247916208		03/31/04		160,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Ronald G. Greene --- For
	1.2	Elect Director David I. Heather --- For
	1.3	Elect Director William S. Price, III --- For
	1.4	Elect Director Gareth Roberts --- For
	1.5	Elect Director Wieland F. Wettstein --- For
	1.6	Elect Director Carrie A. Wheeler --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.23 percent is within the allowable cap for this company of 9.20 percent.

05/12/04 - A	Perot Systems Corp. *PER*		714265105		03/15/04		235,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Ross Perot --- For

We recommend a vote FOR the directors with the exceptions of insider Ross Perot, Jr. and affiliated outsiders DeSoto Jordan, Steve Blasnik and Ross Perot. We recommend that shareholders WITHHOLD votes from Ross Perot, Ross Perot, Jr. and Steve Blasnik for failure to establish a majority independent board. We also recommend WITHHOLD votes from DeSoto Jordan for standing as an affiliated outsider on the Compensation and Nominating & Governance committees and for failure to establish a majority independent board.

	1.2	Elect Director Ross Perot, Jr. --- For
	1.3	Elect Director Steve Blasnik --- For
	1.4	Elect Director John S.T. Gallagher --- For
	1.5	Elect Director Carl Hahn --- For
	1.6	Elect Director Desoto Jordan --- For
	1.7	Elect Director Thomas Meurer --- For
	1.8	Elect Director Cecil H (c.H.) Moore Jr --- For

05/12/04 - A	West Marine, Inc. *WMAR*		954235107		03/23/04		75,200
	1	Elect Directors	For	For			Mgmt

05/13/04 - A	Formfactor, Inc. *FORM*		346375108		04/08/04		140,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/13/04 - A	Landstar System, Inc. *LSTR*		515098101		03/19/04		98,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Increase Authorized Common Stock	For	For			Mgmt

05/13/04 - A	VISX, Inc. *EYE*		92844S105		04/01/04		75,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 15.51 percent is within the allowable cap for this company of 15.84 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt
	4	Ratify Auditors	For	For			Mgmt

05/13/04 - A	WRIGHT MED GROUP INC *WMGI*		98235T107		03/22/04		100,000
	1	Elect Directors	For	For			Mgmt
	2	Increase Authorized Common Stock	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 17.25 percent is within the allowable cap for this company of 19.59 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors	For	For			Mgmt

05/14/04 - A	Tekelec *TKLC*		879101103		03/22/04		190,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Robert V. Adams --- For

We recommend a vote FOR Robert V. Adams, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Daniel L. Brenner for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board, Jon F. Rager for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board, and Martin A. Kaplan for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from affiliated outsider Jean-Claude Asscher and insider Frederick M. Lax for failure to establish a majority independent board.

	1.2	Elect Director Jean-Claude Asscher --- Withhold
	1.3	Elect Director Daniel L. Brenner --- Withhold
	1.4	Elect Director Martin A. Kaplan --- Withhold
	1.5	Elect Director Frederick M. Lax --- Withhold
	1.6	Elect Director Jon F. Rager --- Withhold
	2	Amend Stock Option Plan	For	Against			Mgmt

                                                    V. Vote Recommendation        We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company's plans of 22.08 percent is above the allowable cap for this company of 12.95 percent.

	3	Amend Omnibus Stock Plan	For	Against			Mgmt

                                                    V. Vote Recommendation        We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company's plans of 16.79 percent is above the allowable cap for this company of 12.95 percent.

	4	Amend Non-Employee Director Stock Option Plan	For	Against			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 16.79 percent is above the allowable cap for this company of 12.95 percent.
	5	Ratify Auditors	For	For			Mgmt

05/17/04 - A	Arbitron, Inc. *ARB*		03875Q108		04/02/04		55,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alan Aldworth --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Lawrence Perlman. We recommend that shareholders WITHHOLD votes from Lawrence Perlman for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Erica Farber --- For
	1.3	Elect Director Kenneth F. Gorman --- For
	1.4	Elect Director Philip Guarascio --- For
	1.5	Elect Director Larry E. Kittelberger --- For
	1.6	Elect Director Stephen B. Morris --- For
	1.7	Elect Director Luis G. Nogales --- For
	1.8	Elect Director Lawrence Perlman --- For
	1.9	Elect Director Richard A. Post --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 9.45 percent is within the allowable cap for this company of 19.57 percent.

05/18/04 - A	EGL, Inc. *EAGL*		268484102		04/02/04		200,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/18/04 - A	Felcor Lodging Trust Incorporated *FCH*		31430F101		03/22/04		290,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Melinda J. Bush --- Withhold

We recommend voting for all nominees with the exception of the compensation committee members. Specifically, we recommend that shareholders WITHHOLD votes from independent outsiders and Compensation Committee members Michael D. Rose, Robert H. Lutz, Jr., and Melinda J. Bush for not aligning the interests of shareholders with CEO compensation.

	1.2	Elect Director Charles A. Ledsinger, Jr. --- For
	1.3	Elect Director Robert H. Lutz, Jr. --- Withhold
	1.4	Elect Director Michael D. Rose --- Withhold
	2	Ratify Auditors	For	For			Mgmt

05/18/04 - A	Hydril Company *HYDL*		448774109		03/23/04		100,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Kenneth S. McCormick --- For

We recommend a vote FOR Kenneth S. McCormick but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsider Lew O. Ward for poor attendance, and from insider Christopher T. Seaver for failure to establish an independent nominating committee.

	1.2	Elect Director Christopher T. Seaver --- For
	1.3	Elect Director Lew O. Ward --- For
	2	Ratify Auditors	For	For			Mgmt

05/19/04 - A	Cullen/Frost Bankers, Inc. *CFR*		229899109		04/02/04		100,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/19/04 - A	Reliance Steel & Aluminum Co. *RS*		759509102		04/08/04		131,250
	1	Change Range for Size of the Board	For	For			Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	2	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt
	3	Elect Directors	For	For			Mgmt
	3.1	Elect Director Joe D. Crider --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Joe D. Crider. We recommend that shareholders WITHHOLD votes from Joe D. Crider for standing as an affiliated outsider on the Compensation and Nominating committees.

	3.2	Elect Director Thomas W. Gimbel --- For
	3.3	Elect Director David H. Hannah --- For
	3.4	Elect Director Gregg J. Mollins --- For
	4	Approve Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.16 percent is within the allowable cap for this company of 10.18 percent.
	5	Ratify Auditors	For	For			Mgmt
	6	Other Business	For	For			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/20/04 - A	Advanced Fibre Communications, Inc.		00754A105		03/23/04		100,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/20/04 - A	Anixter International Inc. *AXE*		035290105		03/31/04		75,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Lord James Blyth --- For
	1.2	Elect Director Robert L. Crandall --- For
	1.3	Elect Director Robert W. Grubbs Jr. --- For
	1.4	Elect Director F. Philip Handy --- For
	1.5	Elect Director Melvyn N. Klein --- For
	1.6	Elect Director Stuart M. Sloan --- For
	1.7	Elect Director Thomas C. Theobald --- For
	1.8	Elect Director Mary Agnes Wilderotter --- For
	1.9	Elect Director Matthew Zell --- For
	1.10	Elect Director Samuel Zell --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.16 percent is within the allowable cap for this company of 9.37 percent. Additionally, this plan expressly forbids repricing.

05/20/04 - A	Hanover Compressor Co. *HC*		410768105		03/31/04		370,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/20/04 - A	Hughes Supply, Inc. *HUG*		444482103		03/26/04		70,000
	1	Elect Directors	For	For			Mgmt
	2	Other Business	For	For			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/20/04 - A	Kronos Worldwide, Inc. *KRO*		50105F105		03/29/04		357
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Cecil H. Moore, Jr. --- For

We recommend a vote FOR the directors with the exception of insiders Steven L. Watson, Harold C. Simmons and Glenn R. Simmons. We recommend that shareholders WITHHOLD votes from Steven L. Watson, Harold C. Simmons, and Glenn R. Simmons for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director George E. Poston --- For
	1.3	Elect Director Glenn R. Simmons --- Withhold
	1.4	Elect Director Harold C. Simmons --- Withhold
	1.5	Elect Director Dr. R. Gerald Turner --- For
	1.6	Elect Director Steven L. Watson --- Withhold
	2	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/20/04 - A	La Quinta Corp. *LQI*		50419U202		03/24/04		430,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/20/04 - A	NL Industries, Inc. *NL*		629156407		03/29/04		50,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Cecil H. Moore, Jr. --- For

We recommend a vote FOR the directors with the exceptions of insiders Steven L. Watson and Harold C. Simmons, and affiliated outsider Glenn R. Simmons. We recommend that shareholders WITHHOLD votes from Steven L. Watson, Harold C. Simmons, and Glenn R. Simmons for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Glenn R. Simmons --- Withhold
	1.3	Elect Director Harold C. Simmons --- Withhold
	1.4	Elect Director Gen. Thomas P. Stafford --- For
	1.5	Elect Director Steven L. Watson --- Withhold
	1.6	Elect Director Terry N. Worrell --- For
	2	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/20/04 - A	Triad Guaranty Inc. *TGIC*		895925105		04/01/04		55,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Glenn T. Austin, Jr. --- For

We recommend a vote FOR the directors with the exception of affilated outsider David W. Whitehurst. We recommend that shareholders WITHHOLD votes from David W. Whitehurst for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Robert T. David --- For
	1.3	Elect Director William T. Ratliff, III --- For
	1.4	Elect Director Michael A. F. Roberts --- For
	1.5	Elect Director Richard S. Swanson --- For
	1.6	Elect Director Darryl W. Thompson --- For
	1.7	Elect Director David W. Whitehurst --- For

05/20/04 - A	WCI COMMUNITIES INC *WCI*		92923C104		03/26/04		94,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director F. Philip Handy --- Withhold
We recommend a vote FOR the directors with the exception of independent outsider F. Philip Handy. We recommend that shareholders WITHHOLD votes from F. Philip Handy for poor attendance.
	1.2	Elect Director Jerry L. Starkey --- For
	1.3	Elect Director Kathleen M. Shanahan --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    V. Vote Recommendation        The total cost of the company's plans of 18.14 percent is within the allowable cap for this company of 19.61 percent.         Equity grants of stock options to top five named executive officers is 33.13 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

05/21/04 - A	Allied Waste Industries, Inc. *AW*		019589308		03/31/04		243,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Thomas H. Van Weelden --- For
	1.2	Elect Director Robert M. Agate --- For
	1.3	Elect Director Leon D. Black --- For
	1.4	Elect Director James W. Crownover --- For
	1.5	Elect Director Michael S. Gross --- For
	1.6	Elect Director Dennis R. Hendrix --- For
	1.7	Elect Director J. Tomilson Hill --- For
	1.8	Elect Director Lawrence V. Jackson --- For
	1.9	Elect Director Nolan Lehmann --- For
	1.10	Elect Director Howard A. Lipson --- For
	1.11	Elect Director Antony P. Ressler --- For
	1.12	Elect Director Warren B. Rudman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Expense Stock Options	Against	For			ShrHoldr

The company currently accounts for employee stock-based compensation using the "intrinsic value" method prescribed by Accounting Principles Board opinion No. 25, "Accounting for Stock Issued to Employees." The "intrinsic value" of the option is the amount by which the quoted market price of the company's stock exceeds the exercise price of the option on the date of grant. Given that: (1) the company generally sets the exercise price of its option grants equal to the market price of its stock on the grant date and (2) all employee stock options are subject to vesting and cannot be exercised on the grant date, the company's option grants generally have zero "intrinsic value." However, the impact of the potential expense of option grants is disclosed in the notes to the company's consolidated financial statements. The board believes that the "intrinsic value" methodology is the preferable choice because it (1) is currently the most widely used standard and (2) provides complete information to evaluate the company with or without the inclusion of stock options as an expense.         Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the "fair value" method, prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock Compensation." The "fair value" is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the "fair value" method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing "fair value", recent pressure by investors has led approximately 176 companies to publicly announce their plans to adopt the "fair value" method.         ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.         In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	4	Report on Privatization	Against	Against			ShrHoldr

ISS generally supports disclosure reports that seek to provide additional information to shareholders when it appears that companies have not adequately addressed shareholders' concerns. When reviewing requests, we evaluate whether adoption of the proposal would have either a positive or negative impact on short-term or long-term shareholder value. We also examine the structure of the proposal and the company's current level of disclosure. Finally, we consider the company's response and the degree to which the company's stated position on the issues could affect its reputation or sales.        In this case, it does not appear that shareholders would derive significant benefits from the requested report that would account for the costs of producing and publishing such a report to shareholders. In addition, although it appears that the proponents are not asking for specific details on the company's business strategy, ISS believes that this proposal does pose a risk of disclosing information that would be of little benefit to shareholders and would aid the efforts of those who oppose privatization, possibly to the company's detriment.         ISS believes that the requested report would impose an unnecessary cost to the company without providing a corresponding benefit to shareholders.

05/21/04 - A	Carrizo Oil & Gas, Inc. *CRZO*		144577103		04/08/04		232,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director S.P. Johnson Iv --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Paul B. Loyd, Jr. and Steven A. Webster. We recommend that shareholders WITHHOLD votes from Paul B. Loyd, Jr. for standing as an affiliated outsider on the Audit and Nominating committees and from Steven A. Webster for standing as affiliated outsider on the Nominating Committee and for sitting on more than six boards.

	1.2	Elect Director Steven A. Webster --- For
	1.3	Elect Director Christopher C. Behrens --- For
	1.4	Elect Director Douglas A.P. Hamilton --- For
	1.5	Elect Director Paul B. Loyd, Jr. --- For
	1.6	Elect Director Bryan R. Martin --- For
	1.7	Elect Director F. Gardner Parker --- For
	1.8	Elect Director Roger A. Ramsey --- For
	1.9	Elect Director Frank A. Wojtek --- For
	2	Amend Stock Option Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 6.50 percent is within the allowable cap for this company of 11.41 percent. Equity grants including restricted stock and other forms of long-term incentive awards to top five named executive officers were 52.43 percent of the total shares awarded in the current year.

	3	Ratify Auditors	For	For			Mgmt

05/25/04 - A	Henry Schein, Inc. *HSIC*		806407102		04/15/04		39,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Stanley M. Bergman --- For
We recommend a vote FOR the directors with the exception of Pamela Joseph. We recommend that shareholders WITHHOLD votes from Pamela Joseph for poor attendance.
	1.2	Elect Director Gerald A. Benjamin --- For
	1.3	Elect Director James P. Breslawski --- For
	1.4	Elect Director Mark E. Mlotek --- For
	1.5	Elect Director Steven Paladino --- For
	1.6	Elect Director Barry J. Alperin --- For
	1.7	Elect Director Pamela Joseph --- Withhold
	1.8	Elect Director Donald J. Kabat --- For
	1.9	Elect Director Marvin H. Schein --- For
	1.10	Elect Director Irving Shafran --- For
	1.11	Elect Director Philip A. Laskawy --- For
	1.12	Elect Director Norman S. Matthews --- For
	1.13	Elect Director Louis W. Sullivan --- For
	1.14	Elect Director Margaret A. Hamburg --- For
	2	Amend Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.36 percent is within the allowable cap for this company of 9.57 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Non-Employee Director Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 6.20 percent is within the allowable cap for this company of 9.57 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	5	Ratify Auditors	For	For			Mgmt

05/25/04 - A	Hooper Holmes, Inc. *HH*		439104100		04/09/04		260,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James M. McNamee --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth R. Rossano --- For
	1.3	Elect Director G. Earle Wight --- For
	2	Ratify Auditors	For	For			Mgmt

05/25/04 - A	Sirius Satellite Radio, Inc. *SIRI*		82966U103		03/29/04		775,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Leon D. Black --- For

We recommend a vote FOR the directors with the exception of insider Joseph P. Clayton. We recommend that shareholders WITHHOLD votes from Joseph P. Clayton for failure to establish an independent nominating committee.

	1.2	Elect Director Joseph P. Clayton --- Withhold
	1.3	Elect Director Lawrence F. Gilberti --- For
	1.4	Elect Director James P. Holden --- For
	1.5	Elect Director Warren N. Lieberfarb --- For
	1.6	Elect Director Michael J. McGuiness --- For
	1.7	Elect Director James F. Mooney --- For
	2	Amend Omnibus Stock Plan	For	Against			Mgmt
V. Vote Recommendation The total cost of the company's plans of 12.92 percent is above the allowable cap for this company of 6.99 percent.
	3	Approve Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

05/25/04 - A	Triad Hospitals, Inc. *TRI*		89579K109		04/09/04		110,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James D. Shelton --- For
	1.2	Elect Director Thomas F. Frist III --- For
	1.3	Elect Director Gale E. Sayers --- For
	1.4	Elect Director Nancy-Ann DeParle --- For
	1.5	Elect Director Michael K. Jhin --- For
	1.6	Elect Director Harriet R. Michel --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 12.07 percent is within the allowable cap for this company of 12.51 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	Captiva Software Corp. *CPTV*		14073T109		04/05/04		103,400
	1	Elect Directors	For	For			Mgmt
	2	Approve Omnibus Stock Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 30.76 percent is above the allowable cap for this company of 19.97 percent. Additionally, this company has repriced stock options without shareholder approval in the past.

	3	Ratify Auditors	For	For			Mgmt

05/26/04 - A	DDi Corp. *DDIC*		233162304		04/14/04		105,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Conversion of Securities	For	For			Mgmt

Conclusion        Given that the company's operating flexibility was stengthened by the private placement, and the placement terms seem reasonable, we would recommend shareholders vote in favor of this proposal.

	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.98 percent is within the allowable cap for this company of 19.80 percent.
	4	Ratify Auditors	For	For			Mgmt

05/26/04 - A	GRAY TELEVISION INC. *GTN.A*		389375106		03/30/04		214,600
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director J. Mack Robinson --- Withhold

We recommend a vote FOR the directors with the exceptions of insiders J. Mack Robinson, Robert S. Prather, Jr., and Hilton H. Howell, Jr., and affiliated outsiders Harriett J. Robinson and Ray M. Deaver. We recommend that shareholders WITHHOLD votes from J. Mack Robinson, Robert S. Prather, Jr., Hilton H. Howell, Jr., and Harriett J. Robinson for failure to establish a majority independent board, and from Ray M. Deaver for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Robert S. Prather, Jr. --- Withhold
	1.3	Elect Director Hilton H. Howell, Jr. --- Withhold
	1.4	Elect Director William E. Mayher, III --- For
	1.5	Elect Director Richard L. Boger --- For
	1.6	Elect Director Ray M. Deaver --- Withhold
	1.7	Elect Director T.L. Elder --- For
	1.8	Elect Director Howell W. Newton --- For
	1.9	Elect Director Hugh E. Norton --- For
	1.10	Elect Director Harriet J. Robinson --- Withhold
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.56 percent is within the allowable cap for this company of 19.64 percent.
	3	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 80,000,000 shares. We recommend a vote FOR Item 3.

05/26/04 - A	KVH Industries, Inc. *KVHI*		482738101		04/12/04		68,000
	1	Elect Directors	For	For			Mgmt

05/26/04 - A	Penn National Gaming, Inc. *PENN*		707569109		04/02/04		85,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert P. Levy --- For

We recommend that shareholders vote FOR Barbara Z. Shattuck, but WITHHOLD votes from independent outsider Robert P. Levy. We recommend that shareholders WITHHOLD votes from Robert P. Levy for failing to remove a dead-hand, slow-hand, or similar feature in the company's poison pill.

	1.2	Elect Director Barbara Z. Shattuck --- For
	2	Ratify Auditors	For	For			Mgmt

05/26/04 - A	St. Mary Land & Exploration Co. *SM*		792228108		04/12/04		80,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Barbara M. Baumann --- For
	1.2	Elect Director Larry W. Bickle --- For
	1.3	Elect Director Ronald D. Boone --- For
	1.4	Elect Director Thomas E. Congdon --- For
	1.5	Elect Director William J. Gardiner --- For
	1.6	Elect Director Mark A. Hellerstein --- For
	1.7	Elect Director John M. Seidl --- For
	1.8	Elect Director William D. Sullivan --- For
	2	Approve Restricted Stock Plan	For	For			Mgmt
V. Vote RecommendationThe total cost of the company's plans of 6.74 percent is within the allowable cap of 10.12 percent.

05/26/04 - A	Waste Connections, Inc. *WCN*		941053100		03/29/04		85,000
	1	Elect Directors	For	For			Mgmt
	2	Increase Authorized Common Stock and Eliminate Class of Preferred Stock	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 11.83 percent is within the allowable cap for this company of 12.25 percent.
	4	Ratify Auditors	For	For			Mgmt

05/27/04 - A	Callidus Software, Inc. *CALD*		13123E500		04/13/04		90,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director George James --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Reed D. Taussig --- For
	2	Ratify Auditors	For	For			Mgmt

05/27/04 - A	Iron Mountain Inc. *IRM*		462846106		04/05/04		60,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Clarke H. Bailey --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Constantin R. Boden --- For
	1.3	Elect Director Kent P. Dauten --- For
	1.4	Elect Director B. Thomas Golisano --- For
	1.5	Elect Director John F. Kenny, Jr. --- For
	1.6	Elect Director Arthur D. Little --- For
	1.7	Elect Director C. Richard Reese --- For
	1.8	Elect Director Vincent J. Ryan --- For
	2	Increase Authorized Common Stock	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 5.88 percent is within the allowable cap for this company of 10.80 percent.

06/03/04 - A	First State Bancorporation *FSNM*		336453105		04/29/04		14,900
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/09/04 - A	American Financial Realty Trust *AFR*		02607P305		04/09/04		170,000
	1	Elect Directors	For	For			Mgmt

06/09/04 - A	Anchor Glass Container Corp. *AGCC.*		03304B300		04/20/04		128,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Joel A. Asen --- For

We recommend a vote FOR the directors with the exceptions of insiders Alexander Wolf, Lenard B. Tessler, and Richard M. Deneau. We recommend that shareholders WITHHOLD votes from Lenard B. Tessler for standing as an insider on the Compensation Committee and for failure to establish an independent nominating committee. We also recommend that shareholders WITHHOLD votes from Alexander Wolf and Richard M. Deneau for failure to establish an independent nominating committee.

	1.2	Elect Director James N. Chapman --- For
	1.3	Elect Director Richard M. Deneau --- Withhold
	1.4	Elect Director Jonathan Gallen --- For
	1.5	Elect Director Timothy F. Price --- For
	1.6	Elect Director Alan H. Schumacher --- For
	1.7	Elect Director Lenard B. Tessler --- Withhold
	1.8	Elect Director Alexander Wolf --- Withhold

06/10/04 - A	RailAmerica, Inc. *RRA*		750753105		04/12/04		190,500
	1	Elect Directors	For	For			Mgmt

06/11/04 - A	Bentley Pharmaceuticals, Inc. *BNT*		082657107		04/13/04		154,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director F. Ross Johnson --- For
	1.2	Elect Director Edward J. Robinson --- For
	2	Eliminate Right to Act by Written Consent	For	Against			Mgmt
Without the right to act by written consent, shareholders may be forced to wait for the next scheduled meeting before removing directors or initiating a shareholder resolution.
	3	Amend the Classified Board Provisions	For	Against			Mgmt

In this case, the proposed amendment would make it more difficult for shareholders to repeal the company's existing classified board structure. Additionally, the amendment would provide that directors newly-appointed to that position by the board would not have to be elected by shareholders at the next annual meeting, but would be able to serve the entire term to which he or she was appointed. This would further limit shareholders' ability to have a voice in the election of directors.

	4	Eliminate the Director and Office Indemnification Provision	For	For			Mgmt
This item is administrative in nature and would not have a material impact on shareholders.

06/15/04 - A	Embarcadero Technologies, Inc. *EMBTE*		290787100		04/27/04		110,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 17.48 percent is within the allowable cap for this company of 19.75 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt

06/15/04 - A	NeighborCare Inc. *GVNTQ*		64015Y104		04/19/04		120,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 9.63 percent is within the allowable cap for this company of 19.85 percent.
	3	Ratify Auditors	For	For			Mgmt

06/23/04 - A	Mobile Mini, Inc. *MINI*		60740F105		05/04/04		210,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/24/04 - A	Charming Shoppes, Inc. *CHRS*		161133103		05/05/04		320,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Joseph L. Castle, Ii --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Katherine M. Hudson --- For
	1.3	Elect Director Pamela S. Lewis --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.82 percent is within the allowable cap for this company of 12.20 percent. Additionally, this plan expressly forbids repricing.

06/25/04 - A	Jos. A. Bank Clothiers, Inc. *JOSB*		480838101		05/07/04		96,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/25/04 - A	Laureate Education Inc.		871399101		04/16/04		108,200
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/25/04 - A	Serena Software, Inc. *SRNA*		817492101		05/14/04		126,700
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Douglas D. Troxel --- For

We recommend a vote FOR the directors with the exception of insider Mark E. Woodward. We recommend that shareholders WITHHOLD votes from Mark E. Woodward for standing as an insider on the Compensation Committee.

	1.2	Elect Director Robert I. Pender, Jr. --- For
	1.3	Elect Director J. Hallam Dawson --- For
	1.4	Elect Director David G. DeWalt --- For
	1.5	Elect Director Mark E. Woodward --- Withhold
	1.6	Elect Director Carl Bass --- For
	1.7	Elect Director Gregory J. Owens --- For
	2	Ratify Auditors	For	For			Mgmt

06/30/04 - A	Emmis Communications Corp. *EMMS*		291525103		04/23/04		121,300
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Jeffrey H. Smulyan --- Withhold

We recommend shareholders WITHHOLD votes from all of the nominees. We recommend shareholders withhold votes from insiders Jeffrey H. Smulyan and Walter Z. Berger and from affiliated outsider Greg A. Nathanson for failure to establish a majority independent board of directors.

	1.2	Elect Director Walter Z. Berger --- Withhold
	1.3	Elect Director Greg A. Nathanson --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 9.44 percent is within the allowable cap for this company of 11.70 percent. Additionally, this plan expressly forbids repricing.

Vote Summary Report
Jul 01, 2003 - Jun 30, 2004

LKCM EQUITY FUND - 988

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/18/03 - A	Dell Inc. *DELL*		247025109		05/23/03		25,700
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael A. Miles --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Alex J. Mandl --- For
	1.3	Elect Director Morton L. Topfer --- For
	2	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	3	Change Company Name	For	For			Mgmt
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

08/28/03 - A	Medtronic, Inc. *MDT*		585055106		07/03/03		5,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Richard H. Anderson --- For

We recommend a vote FOR the directors with the exception of Gordon M. Sprenger. We recommend that shareholders WITHHOLD votes from Gordon M. Sprenger for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Michael R. Bonsignore --- For
	1.3	Elect Director Gordon M. Sprenger --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 6.67 percent is within the allowable cap for this company of 12.48 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

10/13/03 - A	Oracle Corp. *ORCL*		68389X105		08/21/03		45,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Lawrence J. Ellison --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Donald L. Lucas --- For
	1.3	Elect Director Michael J. Boskin --- For
	1.4	Elect Director Jeffrey O. Henley --- For
	1.5	Elect Director Jack F. Kemp --- For
	1.6	Elect Director Jeffrey Berg --- For
	1.7	Elect Director Safra Catz --- For
	1.8	Elect Director Hector Garcia-Molina --- For
	1.9	Elect Director Joseph A. Grundfest --- For
	1.10	Elect Director H. Raymond Bingham --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Amend Non-Employee Director Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 11.14 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.
Shareholder Proposal
	5	Implement China Principles	Against	Against			ShrHoldr
Since the company has had no significant controversies or violations regarding its operations in China and has an established workplace code of conduct, we recommend a vote against this item.

10/14/03 - A	The Procter & Gamble Company *PG*		742718109		08/01/03		6,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Norman R. Augustine --- For
We recommend a vote FOR the directors.
	1.2	Elect Director A.G. Lafley --- For
	1.3	Elect Director Johnathan A. Rodgers --- For
	1.4	Elect Director John F. Smith, Jr. --- For
	1.5	Elect Director Margaret C. Whitman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Non-Employee Director Omnibus Stock Plan	For	Against			Mgmt

Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company's plans of 5.96 percent is above the allowable cap for this company of 5.20 percent.

Shareholder Proposals
	4	Declassify the Board of Directors	Against	For			ShrHoldr
	5	Label Genetically Engineered Foods	Against	Against			ShrHoldr
Given that the labeling of GE inputs at all stages of the supply chain could prove difficult and costly to the company, we cannot support this shareholder proposal at this time.

10/27/03 - S	Teva Pharmaceutical Industries		881624209		09/18/03		4,000
	1	Elect G. Shalev as an External Director	For	For			Mgmt

Despite the poor level of disclosure regarding the board, a situation which is common in Israel, we believe it would be counterproductive to withhold support from Shalev unless there was some specific controversy involving the company.

	2	Approve Increase in Remuneration of Directors other than the Chairman	For	For			Mgmt
This is a routine item.

10/28/03 - S	First Data Corp. *FDC*		319963104		09/08/03		9,000
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion: The deal has a strong strategic rationale: the combined company would have a dominant position in the debit card market and is expected to generate annual synergies of $230 million by 2005. The premium paid for Concord is still below Concord's valuation with synergies according to the advisors' opinion and the deal is expected to be accretive in 2005. We recommend in favor of the transaction.

11/11/03 - A	Automatic Data Processing, Inc. *ADP*		053015103		09/12/03		10,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Gregory D. Brenneman --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Leslie A. Brun --- For
	1.3	Elect Director Gary C. Butler --- For
	1.4	Elect Director Joseph A. Califano, Jr. --- For
	1.5	Elect Director Leon G. Cooperman --- For
	1.6	Elect Director Ann Dibble Jordan --- For
	1.7	Elect Director Harvey M. Krueger --- For
	1.8	Elect Director Frederic V. Malek --- For
	1.9	Elect Director Henry Taub --- For
	1.10	Elect Director Arthur F. Weinbach --- For
	1.11	Elect Director Josh S. Weston --- For
	2	Amend Stock Option Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 5.69 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Outside Director Stock Awards in Lieu of Cash	For	For			Mgmt

The potential dilution of the plan of 0.03 percent is negligible. Furthermore, the payment of the non-employee director's retainer in the form of restricted stock units aligns the interest of non-employee directors with those of shareholders.

	5	Ratify Auditors	For	For			Mgmt

11/11/03 - A	Cisco Systems, Inc. *CSCO*		17275R102		09/12/03		35,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Carol A. Bartz --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Larry R. Carter --- For
	1.3	Elect Director John T. Chambers --- For
	1.4	Elect Director Dr. James F. Gibbons --- For
	1.5	Elect Director Dr. John L. Hennessy --- For
	1.6	Elect Director Roderick C. McGeary --- For
	1.7	Elect Director James C. Morgan --- For
	1.8	Elect Director John P. Morgridge --- For
	1.9	Elect Director Donald T. Valentine --- For
	1.10	Elect Director Steven M. West --- For
	1.11	Elect Director Jerry Yang --- For
	2	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors	For	For			Mgmt
Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet	Against	Against			ShrHoldr

ISS generally supports proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment. In this case, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. The products provided by the company are similar to those provided by peers and competitors in the technology industry. As such, requiring disclosure that may cause the company to break contractual obligations or require burdensome research on behalf of third party resellers could place the company at a competitive disadvantage and may negatively affect shareholder value. Since the proposed resolution may result in substantial costs and time expenditures to the company and may not provide useful information to shareholders, we do not support this proposal.

	5	Report on Pay Disparity	Against	Against			ShrHoldr

When reviewing requests for reports on executive compensation, ISS takes into consideration the scope of the requested report, the company's internal procedures for determining compensation, and the company's historical compensation practices. As with all report requests, ISS carefully weighs the potential usefulness of the requested report against the costs of preparation and whether the report would be duplicative of existing disclosure. In the case of this proposal, we note that the proponents are specifically asking for a comparison of the compensation of the company's top executives with that of its lowest compensated workers on a worldwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether the company's compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponents' concerns with escalating CEO pay, we note that the Compensation and Management Development Committee is composed entirely of independent directors. Based on our concerns regarding the scope of the proposal, the independence of the company's compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

11/11/03 - A	Microsoft Corp. *MSFT*		594918104		09/12/03		18,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William H. Gates, III --- For

We recommend a vote FOR the directors with the exception of Jon A. Shirley. We recommend that shareholders WITHHOLD votes from Jon A. Shirley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Steven A. Ballmer --- For
	1.3	Elect Director James I. Cash, Jr., Ph.D. --- For
	1.4	Elect Director Raymond V. Gilmartin --- For
	1.5	Elect Director Ann McLaughlin Korologos --- For
	1.6	Elect Director David F. Marquardt --- For
	1.7	Elect Director Charles H. Noski --- For
	1.8	Elect Director Dr. Helmut Panke --- For
	1.9	Elect Director Wm. G. Reed, Jr. --- For
	1.10	Elect Director Jon A. Shirley --- Withhold
	2	Amend Omnibus Stock Plan	For	For			Mgmt

Please see the section below entitled 'Multiple Plan Notes' for a further discussion of this and other plans. Vote Recommendation The total cost of the company's plans of 9.34 percent is within the allowable cap for this company of 10.50 percent. Additionally, this plan expressly forbids repricing. In conjunction with the change in compensation practices discussed under the proposed amendments to this plan, Microsoft recently announced a transaction with JP Morgan to transfer underwater employee stock options for cash. This proposed transaction has not yet received SEC approval and is not being submitted for shareholder approval at the annual meeting. Under the potentially trend setting transaction, Microsoft employees can elect to transfer options with an exercise price of $33 or above for a cash payment. The stock option transfer program allows up to 624 million common shares to be offered and sold by JP Morgan, and the terms for most of the transferred options would be reduced to 36 months. Microsoft will pay the proceeds received on the purchase price of the options from JP Morgan to employees. ISS would like to see the stock option transfer program put to shareholder vote. The options subject to the transfer would represent approximately 40 percent of current options outstanding and approximately six percent of total shares outstanding as of Sept. 12, 2003. ISS believes that the stock option transfer program represents an alternative to repricing underwater stock options, and constitutes a significant amendment to the company's stock compensation program. The option transfer program changes the initial intent and design of stock option awards and the payout realizable by employees. The program modifies the risk characteristics of the option awards post-issuance, which has an economic impact on shareholder value. By exchanging underwater stock options for cash, the program would ensure protection of income to employees that is not available to shareholders at large. In view of these factors, it is important that shareholders evaluate the option transfer program and its merits. While ISS commends Microsoft for proposing to decrease the maximum number of shares issuable under the stock plan by 100 million shares, ISS will continue to include the transferred options in the overhang as part of the compensation plan analysis assuming that the transaction with JP Morgan is approved by the SEC. Even though the transferred options would no longer be available for future grant under the program, ISS still considers the transferred options as part of the economic costs and dilutive impact to shareholders in our analysis of the stock plan proposals. ISS will follow further developments on the option transfer program. Moreover, ISS will consider recommending withholding votes from the directors at the next annual meeting if the stock option transfer program is not submitted for shareholder approval.

	3	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 9.34 percent. The aggregate value of all the proposals does not exceed the company's allowable shareholder value transfer cap of 10.50 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines. Vote Recommendation The total cost of the company's plans of 9.34 percent is within the allowable cap for this company of 10.50 percent. Microsoft recently announced some significant changes to its stock compensation practices. Specifically, Microsoft will grant restricted stock units instead of stock options, provide cash for eligible outstanding underwater stock options and expense stock options under FAS 123 retroactively. Microsoft announced a transaction with JP Morgan to transfer underwater employee stock options for cash. This proposed transaction has not yet received SEC approval and is not being submitted for shareholder approval at the annual meeting. Under the potentially trend setting transaction, Microsoft employees can elect to transfer options with an exercise price of $33 or above for a cash payment. The stock option transfer program allows up to 624 million common shares to be offered and sold by JP Morgan, and the terms for most of the transferred options would be reduced to 36 months. Microsoft will pay the proceeds received on the purchase price of the options from JP Morgan to employees. ISS would like to see the stock option transfer program put to shareholder vote. The options subject to the transfer would represent approximately 40 percent of current options outstanding and approximately six percent of total shares outstanding as of Sept. 12, 2003. ISS believes that the stock option transfer program represents an alternative to repricing underwater stock options, and constitutes a significant amendment to the company's stock compensation program. The option transfer program changes the initial intent and design of stock option awards and the payout realizable by employees. The program modifies the risk characteristics of the option awards post-issuance, which has an economic impact on shareholder value. By exchanging underwater stock options for cash, the program would ensure protection of income to employees that is not available to shareholders at large. In view of these factors, it is important that shareholders evaluate the option transfer program and its merits. While ISS commends Microsoft for proposing to decrease the maximum number of shares issuable under the stock plan by 100 million shares, ISS will continue to include the transferred options in the overhang as part of the compensation plan analysis assuming that the transaction with JP Morgan is approved by the SEC. Even though the transferred options would no longer be available for future grant under the program, ISS still considers the transferred options as part of the economic costs and dilutive impact to shareholders in our analysis of the stock plan proposals. ISS also commends Microsoft for implementing a performance based stock award program for its executives. Actual stock awards will be based on the growth in the number and satisfaction of their customers over a three-year period. However, additional information on the quantitative measures and the hurdle rates should be provided so that shareholders can evaluate the effectiveness of the new program. ISS will follow further developments on the option transfer program. Moreover, ISS will consider recommending withholding votes from the directors at the next annual meeting if the stock option transfer program is not submitted for shareholder approval.

Shareholder Proposal
	4	Refrain from Giving Charitable Contributions	Against	Against			ShrHoldr

As the company complies with current laws and regulations regarding charitable contributions, and the refraining from making contributions runs counter to the company's goals of being a good corporate citizen, we recommend shareholders oppose this request.

11/13/03 - A	Sun Microsystems, Inc. *SUNW*		866810104		09/15/03		35,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Scott G. McNealy --- For
We recommend a vote FOR the directors.
	1.2	Elect Director James L. Barksdale --- For
	1.3	Elect Director L. John Doerr --- For
	1.4	Elect Director Robert J. Fisher --- For
	1.5	Elect Director Michael E. Lehman --- For
	1.6	Elect Director Robert L. Long --- For
	1.7	Elect Director M. Kenneth Oshman --- For
	1.8	Elect Director Naomi O. Seligman --- For
	1.9	Elect Director Lynn E. Turner --- For
	2	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors	For	For			Mgmt
Shareholder Proposal
	4	Implement China Principles	Against	Against			ShrHoldr
Since the company has had no significant controversies or violations regarding its operations in China and has an established workplace code of conduct, we recommend a vote against this item.

12/18/03 - S	Allied Waste Industries, Inc. *AW*		019589308		11/03/03		60,000
	1	Approve Conversion of Securities	For	For			Mgmt

01/22/04 - A	BJ Services Company *BJS*		055482103		12/05/03		6,300
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Don D. Jordan --- For
We recommend a vote FOR the directors.
	1.2	Elect Director William H. White --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 6.04 percent is within the allowable cap for this company of 7.18 percent. Additionally, this plan expressly forbids repricing.
Shareholder Proposal
	3	Report on Foreign Operations Risk	Against	Against			ShrHoldr

Despite the limited disclosure by the company, considering that there are no major human rights controversies surrounding the company's operations, and the questionable value to shareholders for assessment purposes of a report on divestment given that no plans of divestment are disclosed is unclear, we do not believe that this proposal warrants shareholder approval.

03/17/04 - S	Bank of America Corp. *BAC*		060505104		01/26/04		10,000
	1	Approve Merger Agreement	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 5.71 percent is within the allowable cap for this company of 9.52 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock	For	For			Mgmt
	4	Adjourn Meeting	For	Against			Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

03/25/04 - A	Tyco International Ltd. *TYC*		902124106		03/25/04		15,000
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Dennis C. Blair --- For
	1.2	Elect Director Edward D. Breen --- For
	1.3	Elect Director George W. Buckley --- For
	1.4	Elect Director Brian Duperreault --- For
	1.5	Elect Director Bruce S. Gordon --- For
	1.6	Elect Director John A. Krol --- For
	1.7	Elect Director Mackey J. Mcdonald --- For
	1.8	Elect Director H. Carl Mccall --- For
	1.9	Elect Director Brendan R. O'Neill --- For
	1.10	Elect Director Sandra S. Wijnberg --- For
	1.11	Elect Director Jerome B. York --- For
	2	Ratify Auditors	For	For			Mgmt
	3	ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.	For	For			Mgmt

Resolution seeks a series of amendments to the company's articles. Proposed amendment will require a quorum of a majority of shares outstanding and entitled to vote to be represented at a meeting. In companies where quorum requirements are too low, ISS believes management will have no incentive to release proxy materials early or otherwise reach out to independent shareholders to ensure their participation. In fact, management will arguably have an incentive to discourage participation by independent shareholders because those shareholders may be less likely to cast their votes with management. ISS believes this amendment will allow greater participation by shareholders by requiring votes to be counted representing a broader range of shareholders. This amendment is consistent with Delaware corporate law.        Tyco's articles have no provision regarding the adoption of a shareholder rights plan. The proposed amendment will require supermajority approval for the adoption of a poison pill. While the company does not currently have a shareholder rights plan, this is a positive change. Although ISS prefers that companies require only simple majority approval for any resolution proposed to shareholders, in this case, requiring a poison pill to be subject to any shareholder vote is a positive change. Since investors suffer a diminution of power as a result of the adoption of antitakeover proposals, ISS believes that shareholders should have the right to give this power away.         The current bylaws prohibit certain shareholders from attending or voting at a meeting if the shareholders have been served and fail to comply with a notice sent to the shareholder requiring them to make an offer in accordance with the U.K. City Code on Takeovers and Mergers. Another similar provision would restrict a shareholder's right to vote for a period of time if the shareholder fails to notify Tyco of certain substantial acquisitions of the share capital, or fails to respond to the company's request for information. Both provisions will be eliminated. We believe this is a positive change as ISS generally does not support allowing shareholders to be disenfranchised, particularly in cases when they may not be given a reasonable timeframe to comply with served notices to disclose ownership of a relatively low number of shares.        Directors are presently required to declare any material interest they may have in a contract or arrangement. The director is typically not allowed to vote or be counted in the quorum in relation to any such contract or arrangement. In addition, board approval is not required for the directors' participation in contracts or arrangement. Under the new amendments, directors must disclose the material facts of said directors' participation in contracts or arrangement. The majority of disinterested directors must also approve any item related to such contract or arrangement. ISS supports these changes because they tighten the restrictions imposed on directors or officers who are interested parties. It also ensures that only the disinterested directors will vote on these items. ISS believes that independent evaluation of transactions is essential. Furthermore, this change is also consistent with Delaware corporate law.                The proposed amendments contain provisions that are similar or identical to the provisions provided under Delaware corporate laws. ISS supports the company's decision to apply this stricter standard. Because the proposed article amendments will have a positive effect on the company's corporate governance,it is recommended that shareholders support this item.

	4	APPROVAL OF TYCO 2004 STOCK AND INCENTIVE PLAN.	For	For			Mgmt
	5	SHAREHOLDER PROPOSAL REGARDING ENVIRONMENTAL REPORTING.	For	For			ShrHoldr

Item 5 is a shareholder proposal requesting that the company provide a report to shareholders by Oct. 31, 2005, outlining the company's response to increasing regulatory, competitive, and public pressure to reduce the emission of toxic chemicals. Given the enthusiastic support from management, and the potential benefits that can be derived from taking a proactive stance on this issue, support for this proposal is recommended.

	6	SHAREHOLDER PROPOSAL TO CHANGE TYCO S JURISDICTION OF INCORPORATION FROM BERMUDA TO A U.S. STATE.	Against	Against			ShrHoldr

The American Federation of State, County and Municipal Employees (AFSCME) Pension Plan, beneficial owner of 324,308 common shares, urges Tyco's board to take the measures necessary to change the company's jurisdiction of incorporation from Bermuda to a U.S. state. Tyco became a Bermuda company in 1997 as a result of a business combination with ADT. Because the board has adequately addressed many of the concerns associated with this proposal and due to the significant economic benefits to shareholders and the company's recent advancements toward positive corporate governance, good disclosure, and transparency, it is recommended that shareholders oppose this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL ON COMMON SENSE EXECUTIVE COMPENSATION.	Against	Against			ShrHoldr

The United Brotherhood of Carpenters Pension Fund and United Association of S&P 500 Index Fund, beneficial owners of 33,700 and 127,115 common shares respectively, requests a "Common Sense Executive Compensation" program. The proposal seeks to limit executive base pay at 1 million, with other restrictions on bonus plans. Because the company's Compensation Committee is comprised entirely of independent directors and due to the proposal's restrictive and arbitrary limits on executive pay, shareholder support is not warranted.

04/13/04 - A	The Bank Of New York Co., Inc. *BK*		064057102		02/23/04		11,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Frank J. Biondi, Jr. --- For
	1.2	Elect Director Nicholas M. Donofrio --- For
	1.3	Elect Director Alan R. Griffith --- For
	1.4	Elect Director Gerald L. Hassell --- For
	1.5	Elect Director Richard J. Kogan --- For
	1.6	Elect Director Michael J. Kowalski --- For
	1.7	Elect Director John A. Luke, Jr. --- For
	1.8	Elect Director John C. Malone --- For
	1.9	Elect Director Paul Myners, CBE --- For
	1.10	Elect Director Robert C. Pozen --- For
	1.11	Elect Director Catherine A. Rein --- For
	1.12	Elect Director Thomas A. Renyi --- For
	1.13	Elect Director William C. Richardson --- For
	1.14	Elect Director Brian L. Roberts --- For
	1.15	Elect Director Samuel C. Scott III --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Report on Political Contributions	Against	Against			ShrHoldr
In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.
	5	Limit Executive Compensation	Against	Against			ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company's executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive's pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

	6	Limit Composition of Committee to Independent Directors	Against	Against			ShrHoldr

According to ISS definition, the members on the Risk Committee are independent outside directors. The board is also majority independent according to ISS definition. Therefore we believe, in this case, the proposal does not warrant shareholder support at this time.

	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104		02/17/04		30,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James R. Adams --- For
	1.2	Elect Director David L. Boren --- For
	1.3	Elect Director Daniel A. Carp --- For
	1.4	Elect Director Thomas J. Engibous --- For
	1.5	Elect Director Gerald W. Fronterhouse --- For
	1.6	Elect Director David R. Goode --- For
	1.7	Elect Director Wayne R. Sanders --- For
	1.8	Elect Director Ruth J. Simmons --- For
	1.9	Elect Director Richard K. Templeton --- For
	1.10	Elect Director Christine Todd Whitman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Expense Stock Options	Against	For			ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

04/20/04 - A	Citigroup Inc. *C*		172967101		02/27/04		6,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director C. Michael Armstrong --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Alain J.P. Belda --- For
	1.3	Elect Director George David --- For
	1.4	Elect Director Kenneth T. Derr --- For
	1.5	Elect Director John M. Deutch --- For
	1.6	Elect Director Roberto Hernandez Ramirez --- For
	1.7	Elect Director Ann Dibble Jordan --- For
	1.8	Elect Director Dudley C. Mecum --- For
	1.9	Elect Director Richard D. Parsons --- For
	1.10	Elect Director Andrall E. Pearson --- For
	1.11	Elect Director Charles Prince --- For
	1.12	Elect Director Robert E. Rubin --- For
	1.13	Elect Director Franklin A. Thomas --- For
	1.14	Elect Director Sanford I. Weill --- For
	1.15	Elect Director Robert B. Willumstad --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Limit Executive Compensation	Against	Against			ShrHoldr

ISS feels that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

	4	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Citigroup, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Prohibit Awards to Executives	Against	Against			ShrHoldr

We believe this proposal is too restrictive, as it would prohibit the executives from being remunerated with stock options and severance payments regardless of the company's performance. As such, this item does not warrant shareholder approval.

	6	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

ISS supports the concept of separating the positions of chairman and CEO when a company does not have the countervailing governance structure as described above. In the case of Citigroup, the company has independent key committees, established governance guidelines, and a lead director with clearly defined duties. Additionally, the company has committed to creating and maintaining a 2/3 independent board by its next annual election. As such, ISS does not believe that this proposal warrants shareholder support.

04/20/04 - A	Mellon Financial Corp. *MEL*		58551A108		02/06/04		12,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Jared L. Cohon --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Ira J. Gumberg --- For
	1.3	Elect Director Martin G. Mcguinn --- For
	1.4	Elect Director David S. Shapira --- For
	1.5	Elect Director John P. Surma --- For
	1.6	Elect Director Edward J. Mcaniff --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote RecommendationThe total cost of the company's plan is 5.30 percent, which is within the allowable cap for this company of 6.80 percent. Additionally, the company prohibits repricing.
	3	Ratify Auditors	For	For			Mgmt

04/20/04 - A	Morgan Stanley *MWD*		617446448		02/20/04		5,700
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John W. Madigan --- Withhold

We recommend a vote FOR the directors with the exception of John W. Madigan. We recommend that shareholders WITHHOLD votes from John W. Madigan because the company failed to implement a majority supported shareholder proposal to declassify the board.

	1.2	Elect Director Dr. Klaus Zumwinkel --- For
	1.3	Elect Director Sir Howard Davies --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	Against	For			ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr
	5	Report on Political Contributions/Activities	Against	Against			ShrHoldr
In light of the potential costs and resources associated with the requested report, we recommend that shareholders oppose this request. Vote AGAINST.

04/20/04 - A	Northern Trust Corp. *NTRS*		665859104		03/01/04		6,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Duane L. Burnham --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert A. Helman. We recommend that shareholders WITHHOLD votes from Robert A. Helman for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Dolores E. Cross --- For
	1.3	Elect Director Susan Crown --- For
	1.4	Elect Director Robert S. Hamada --- For
	1.5	Elect Director Robert A. Helman --- Withhold
	1.6	Elect Director Dipak C. Jain --- For
	1.7	Elect Director Arthur L. Kelly --- For
	1.8	Elect Director Robert C. Mccormack --- For
	1.9	Elect Director Edward J. Mooney --- For
	1.10	Elect Director William A. Osborn --- For
	1.11	Elect Director John W. Rowe --- For
	1.12	Elect Director Harold B. Smith --- For
	1.13	Elect Director William D. Smithburg --- For
	2	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Burlington Resources Inc. *BR*		122014103		02/23/04		6,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Barbara T. Alexander --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Walter Scott, Jr. and Kenneth W. Orce. We recommend that shareholders WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Reuben V. Anderson --- For
	1.3	Elect Director Laird I. Grant --- For
	1.4	Elect Director Robert J. Harding --- For
	1.5	Elect Director John T. LaMacchia --- For
	1.6	Elect Director Randy L. Limbacher --- For
	1.7	Elect Director James F. McDonald --- For
	1.8	Elect Director Kenneth W. Orce --- Withhold
	1.9	Elect Director Donald M. Roberts --- For
	1.10	Elect Director James A. Runde --- For
	1.11	Elect Director John F. Schwarz --- For
	1.12	Elect Director Walter Scott, Jr. --- Withhold
	1.13	Elect Director Bobby S. Shackouls --- For
	1.14	Elect Director Steven J. Shapiro --- For
	1.15	Elect Director William E. Wade, Jr. --- For
	2	Approve Increase in Common Stock and a Stock Split	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Charter One Financial, Inc.		160903100		02/23/04		12,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 5 percent is within the allowable cap for this company of 9.73 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Hibernia Corp. *HIB*		428656102		02/25/04		15,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/22/04 - A	Pfizer Inc. *PFE*		717081103		02/27/04		16,400
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael S. Brown --- For
We recommend a vote FOR the directors.
	1.2	Elect Director M. Anthony Burns --- For
	1.3	Elect Director Robert N. Burt --- For
	1.4	Elect Director W. Don Cornwell --- For
	1.5	Elect Director William H. Gray III --- For
	1.6	Elect Director Constance J. Horner --- For
	1.7	Elect Director William R. Howell --- For
	1.8	Elect Director Stanley O. Ikenberry --- For
	1.9	Elect Director George A. Lorch --- For
	1.10	Elect Director Henry A. Mckinnell --- For
	1.11	Elect Director Dana G. Mead --- For
	1.12	Elect Director Franklin D. Raines --- For
	1.13	Elect Director Ruth J. Simmons --- For
	1.14	Elect Director William C. Steere, Jr. --- For
	1.15	Elect Director Jean-Paul Valles --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.88 percent is within the allowable cap for this company of 6.79 percent. Additionally, this plan expressly forbids repricing.
	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic	Against	Against			ShrHoldr

In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions are similar in nature and scope to those taken by industry peers and competitors, and represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of Pfizer's initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

	5	Cease Political Contributions/Activities	Against	Against			ShrHoldr

Interaction between corporate America and the political process has been a topic of debate for several years. Increasing scrutiny during and election year and in the wake of corporate scandals has led to a surge in shareholder activism on issues of political contributions. Opponents of corporate political contributions argue that companies spending scarce resources on expensive lobbying efforts and donating to PACs would be better off investing that money on new procedures that will better position the company to deal with the coming regulations or improve its operations. Conversely, corporate responses tend to suggest that company involvement in the political process can be beneficial to the business interests of the company and, ultimately, shareholder value.         When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the proponent has requested that the company completely refrain from political contributions without providing a business case for the resolution. Moreover, we note that the company complies with all appropriate state and federal laws regarding campaign contributions. Therefore, based on the level of government oversight on political contributions and lack of supporting information for this proposal, ISS recommends that shareholders vote against this item.

	6	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Pfizer, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, interested parties can view information on the company's political contributions and donations on a report published at the end of each election cycle. Finally, the scope and nature of the information requested in this proposal may not be substantially different from data currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	7	Establish Term Limits for Directors	Against	Against			ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	8	Report on Drug Pricing	Against	Against			ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company's current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for the company to limit price increases to a level below that of the annual inflation rate, and report to shareholders on these initiatives. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from the report. In this case, we also note that the structure of the proposal includes commitment to a pricing policy along with the report.        Pfizer has implemented several programs to assist in increasing accessibility to their products for the financially needy. Additionally, the company provides information on these discount, subsidy, and assistance programs in its public filings and on the company website. Finally, ISS agrees with the company that linking drug pricing to the inflation rate may place the company at a competitive disadvantage by artificially discounting prices below those of competitors' products and limiting resources to invest in research and development. Therefore, ISS recommends that shareholders vote against this proposal.

	9	Limit Awards to Executives	Against	Against			ShrHoldr
	10	Amend Animal Testing Policy	Against	Against			ShrHoldr

In this case, Pfizer has developed a policy that calls for utilizing in vitro testing wherever possible provided it complies with regulations and does not effect the analysis of treatment effectiveness or patient safety. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Pfizer appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

04/22/04 - A	Wyeth *WYE*		983024100		03/12/04		10,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Clifford L. Alexander, Jr. --- For
	1.2	Elect Director Frank A. Bennack, Jr. --- For
	1.3	Elect Director Richard L. Carrion --- For
	1.4	Elect Director Robert Essner --- For
	1.5	Elect Director John D. Feerick --- For
	1.6	Elect Director Robert Langer --- For
	1.7	Elect Director John P. Mascotte --- For
	1.8	Elect Director Mary Lake Polan --- For
	1.9	Elect Director Ivan G. Seidenberg --- For
	1.10	Elect Director Walter V. Shipley --- For
	1.11	Elect Director John R. Torell III --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Drug Pricing	Against	Against			ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company's current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for a report on the company's marketing and pricing policies. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from increased disclosure.        In the case of Wyeth, we note that the company has initiated programs aimed at increasing the accessibility and decreasing the cost of its products through subsidies, discounts, and donations for qualifying individuals. Moreover, the company supports several international organizations in the effort to distribute its products to people who could not otherwise afford these medications. Finally, the company has disclosure available on its website, comparable to that of industry peers, that discusses Wyeth's stance on drug accessibility and pricing, and initiatives that the company has taken both domestically and internationally to address this issue. As such, ISS does not believe the report requested by this proposal will provide additional significant benefits to shareholders.

	4	Amend Animal Testing Policy	Against	Against			ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances.        In this case, Wyeth has developed a policy that calls for minimizing live animal testing wherever possible. However, certain types of research may benefit from these tests when alternative methods may not be available or practical in light of the complexity of the subject research. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Wyeth appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

04/23/04 - A	Abbott Laboratories *ABT*		002824100		02/25/04		8,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Roxanne S. Austin --- For
We recommend a vote FOR the directors.
	1.2	Elect Director H.Laurance Fuller --- For
	1.3	Elect Director Richard A. Gonzalez --- For
	1.4	Elect Director Jack M. Greenberg --- For
	1.5	Elect Director Jeffrey M. Leiden --- For
	1.6	Elect Director David A. Lord Owen --- For
	1.7	Elect Director Boone Powell Jr. --- For
	1.8	Elect Director Addison Barry Rand --- For
	1.9	Elect Director W.Ann Reynolds --- For
	1.10	Elect Director Roy S. Roberts --- For
	1.11	Elect Director William D. Smithburg --- For
	1.12	Elect Director John R. Walter --- For
	1.13	Elect Director Miles D. White --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Drug Pricing	Against	Against			ShrHoldr
	4	Report on Political Contributions/Activities	Against	Against			ShrHoldr
	5	Prohibit Awards to Executives	Against	Against			ShrHoldr
	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic	Against	Against			ShrHoldr

04/26/04 - A	Honeywell International, Inc. *HON*		438516106		02/27/04		24,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James J. Howard --- Withhold

We recommend withholding votes from all of the nominees with the exception of new nominee Eric K. Shinseki. We recommend shareholders WITHHOLD votes from Ivan G. Seidenberg, Russell E. Palmer, Bruce Karatz, and James J. Howard for failure to implement the proposal to eliminate the supermajority vote requirement.

	1.2	Elect Director Bruce Karatz --- Withhold
	1.3	Elect Director Russell E. Palmer --- Withhold
	1.4	Elect Director Ivan G. Seidenberg --- Withhold
	1.5	Elect Director Eric K. Shinseki --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr

As a matter of policy, we recommend that shareholders vote for all proposals that eliminate supermajority vote requirements, as they serve as entrenchment devices for management and therefore are not in the shareholders' best interest.

	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board's negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive "pay for failure" packages that have been witnessed at other companies. Accordingly, we believe that this proposal warrants shareholder support.

	6	Report on Pay Disparity	Against	Against			ShrHoldr

While we understand the proponent's concerns with escalating CEO pay, we note that Honeywell's Management Development and Compensation Committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company's compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

	7	Provide for Cumulative Voting	Against	For			ShrHoldr
In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

04/27/04 - A	International Business Machines Corp. *IBM*		459200101		02/27/04		5,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Cathleen Black --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth I. Chenault --- For
	1.3	Elect Director Carlos Ghosn --- For
	1.4	Elect Director Nannerl O. Keohane --- For
	1.5	Elect Director Charles F. Knight --- For
	1.6	Elect Director Lucio A. Noto --- For
	1.7	Elect Director Samuel J. Palmisano --- For
	1.8	Elect Director John B. Slaughter --- For
	1.9	Elect Director Joan E. Spero --- For
	1.10	Elect Director Sidney Taurel --- For
	1.11	Elect Director Charles M. Vest --- For
	1.12	Elect Director Lorenzo H. Zambrano --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Ratify Auditors for the Company's Business Consulting Services Unit	For	For			Mgmt
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

ISS recognizes that incentive bonus plans such as this one can be an important part of an executive's overall pay package. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Provide for Cumulative Voting	Against	For			ShrHoldr

ISS believes that cumulative voting is an important tool in the protection of shareholders' rights, but recognizes that the need for cumulative voting can be offset if a company has other safeguards in place to protect shareholders' rights and to promote management accountability. Therefore, proposals to provide for cumulative voting are evaluated based on an assessment of a company's other corporate governance provisions.         ISS will recommend a vote against a proposal to restore or provide for cumulative voting only if a company has the following corporate governance provisions in place: an annually-elected board comprising a majority of independent directors; a nominating committee composed solely of independent directors; confidential voting; a shareholder right to call special meetings or to act by written consent with 90 days' notice; the absence of a dual-class capital structure; and absence of a dead-hand poison pill. Moreover, the board may not have the sole right to alter the size of the board beyond a range established by shareholders. While not required, ISS would prefer that a company also have a published statement of board governance guidelines, including a description of the process by which a shareholder may submit a director nominee.         In addition to the governance requirements, ISS considers a company's performance when evaluating a shareholder proposal to restore or implement cumulative voting. For ISS to recommend a vote against such a proposal, the company's performance must be comparable to or better than that of its peers, or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance.         In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the shareholders do not have the ability to act by written consent unless it is unanimous or to call special meetings.

	6	Amend Pension and Retirement Medical Insurance Plans	Against	Against			ShrHoldr

ISS believes the scope of the proponent's proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to shareholders. Moreover, if the company ultimately lost on these claims it would be required to remedy the age discriminating effect of its plans. Accordingly, we recommend a vote against this proposal.

	7	Submit Executive Compensation to Vote	Against	For			ShrHoldr

Pension fund income can distort true operating performance, which should be the basis for determining executive bonuses and compensation rather than gains from defined benefit plans. And because companies have discretion in determining the assuptions to measure pension obligation and expenses, there is potential for manipulation. For example, J.P. Morgan Fleming Asset Management found that the median expected annual rate of return used among S&P 500 companies has remained steady at 9.2 percent since 1997. Using a more realistic assumption such as 6.5 percent would trim $44 billion off S&P 500 profits just in 2003.         ISS agrees with the principle advanced by the proposal and believes a cleaner measure of earnings should be applied to performance pay. A number of companies are adopting this concept, including General Electric, Verizon Communications and Qwest Communications International Inc.

	8	Expense Stock Options	Against	For			ShrHoldr

ISS supports the general principle motivating this non-binding proposal. We agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.         In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	9	Limit Awards to Executives	Against	Against			ShrHoldr

ISS agrees with proponent's underlying rationale for disclosure of executive compensation. However, the liability threshold of $2,000 is arbitrary. Furthermore, based on the independence of the company's compensation committee, and the company's existing disclosure regarding its compensation practices, we agree with the board that the current requirements for disclosure of executive compensation are adequate and fair. Therefore, we do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

	10	China Principles	Against	Against			ShrHoldr

ISS reviews proposals to adopt the US Business Principles for Human Rights of Workers in China, giving consideration to a number of factors including: the company's current workplace code of conduct or adherence to other global standards and their similarity to the Principles; agreements with foreign suppliers to meet certain workplace standards; how company and vendor facilities are monitored; peer company adherence to the Principles; costs and feasibility/legality of implementing the Principles; and whether the company has been recently involved in labor and human rights controversies or violations.         We recognize that the adoption and/or enforcement of principles relating to internationally accepted human rights standards can benefit corporations operating in markets with documented abuses. While the China Principles are specifically defined to address issues in that country, we note that other international labor and human rights standards can also help the company satisfy this goal while providing a broader framework for multinational companies.         In the case of IBM, we note that there is one allegation of questionable human rights performance at some of the company's overseas operations, including locations in China; however, the scope and severity of these claims did not appear significant or could not be confirmed at the time of this analysis. Additionally, the company has already established a code of conduct for company operations worldwide, and applies some aspects of this code to its vendors, suppliers, and contractors. Of note, this policy addresses many of the issues brought forth by the China Principles. Moreover, we are concerned that some of the aspects of the China Principles may be beyond the company's control, such as prohibiting police or military presence at the company's operations.         Thus, while we will continue to monitor the allegations of human rights violations at IBM facilities in China, we believe that committing to adopt and implement the China Principles could prove both costly and difficult. As such, while ISS encourages IBM to evaluate and enhance its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles per se would significantly improve upon the current policies implemented by the company.

	11	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of IBM, we note that the company has a strict policy prohibiting the use of company funds, assets, time, or equipment in a manner that could be construed as supporting a political campaign or candidate. Additionally, employees at IBM are prohibited from making contributions as a representative of the company. Since company policies expressly prohibit political contributions, we do not believe this proposal is supportable.

	12	Report on Executive Compensation	Against	Against			ShrHoldr

While ISS supports policies that link executive compensation to appropriate performance metrics, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

04/27/04 - A	Kraft Foods Inc *KFT*		50075N104		03/03/04		9,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Louis C. Camilleri --- Withhold

We recommend a vote FOR the directors with the exceptions of insiders Louis C. Camilleri, Dinyar S. Devitre, Charles R. Wall, Betsy D. Holden and Roger K. Deromedi. We recommend that shareholders WITHHOLD votes from Louis C. Camilleri, Dinyar S. Devitre, Charles R. Wall, Betsy D. Holden and Roger K. Deromedi for failure to establish a majority independent board.

	1.2	Elect Director Roger K. Deromedi --- Withhold
	1.3	Elect Director Dinyar S. Devitre --- Withhold
	1.4	Elect Director W. James Farrell --- For
	1.5	Elect Director Betsy D. Holden --- Withhold
	1.6	Elect Director John C. Pope --- For
	1.7	Elect Director Mary L. Schapiro --- For
	1.8	Elect Director Charles R. Wall --- Withhold
	1.9	Elect Director Deborah C. Wright --- For
	2	Ratify Auditors	For	For			Mgmt

04/27/04 - A	Merck & Co., Inc. *MRK*		589331107		02/24/04		10,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Peter C. Wendell --- For
We recommend a vote FOR the directors.
	1.2	Elect Director William G. Bowen --- For
	1.3	Elect Director William M. Daley --- For
	1.4	Elect Director Thomas E. Shenk --- For
	1.5	Elect Director Wendell P. Weeks --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	4	Prohibit Awards to Executives	Against	Against			ShrHoldr
	5	Develop Ethical Criteria for Patent Extension	Against	Against			ShrHoldr
	6	Link Executive Compensation to Social Issues	Against	Against			ShrHoldr
	7	Report on Political Contributions	Against	Against			ShrHoldr
	8	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic	Against	Against			ShrHoldr

04/27/04 - A	Noble Energy, Inc. *NBL*		655044105		03/15/04		8,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael A. Cawley --- For
	1.2	Elect Director Edward F. Cox --- For
	1.3	Elect Director Charles D. Davidson --- For
	1.4	Elect Director Kirby L. Hedrick --- For
	1.5	Elect Director Dale P. Jones --- For
	1.6	Elect Director Bruce A. Smith --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.59 percent is within the allowable cap for this company of 7.48 percent.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

04/27/04 - A	Schering-Plough Corp. *SGP*		806605101		03/05/04		25,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Fred Hassan --- For

ISS Conclusion        In reviewing Mr. Hassan's employment contract with the company, ISS did not see any pay extravagance. His pay components at Schering-Plough mirror those at Pfizer. Moreover, the overall executive compensation program has tied the short-term and long-term components to pre-established performance measures. As such, ISS does not believe that there is an executive compensation issue in this company. However, the company's stock performance has been poor in the short-term and long-term timeframe. Therefore, ISS will monitor CEO's pay in relation to the company's performance going forward. At this time, we recommend a vote FOR all director nominees.

	1.2	Elect Director Philip Leder, M.D. --- For
	1.3	Elect Director Eugene R. McGrath --- For
	1.4	Elect Director Richard de J. Osborne --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

04/27/04 - A	Wells Fargo & Company *WFC*		949746101		03/09/04		7,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director J.A. Blanchard III --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Michael W. Wright, Judith M. Runstad, and Donald B. Rice. We recommend that shareholders WITHHOLD votes from Judith M. Runstad for standing as an affiliated outsider on the Audit Committee, Michael W. Wright and Donald B. Rice for standing as affiliated outsiders on the Human Resources and Governance & Nominating committees.

	1.2	Elect Director Susan E. Engel --- For
	1.3	Elect Director Enrique Hernandez, Jr. --- For
	1.4	Elect Director Robert L. Joss --- For
	1.5	Elect Director Reatha Clark King --- For
	1.6	Elect Director Richard M. Kovacevich --- For
	1.7	Elect Director Richard D. McCormick --- For
	1.8	Elect Director Cynthia H. Milligan --- For
	1.9	Elect Director Philip J. Quigley --- For
	1.10	Elect Director Donald B. Rice --- Withhold
	1.11	Elect Director Judith M. Runstad --- Withhold
	1.12	Elect Director Stephen W. Sanger --- For
	1.13	Elect Director Susan G. Swenson --- For
	1.14	Elect Director Michael W. Wright --- Withhold
	2	Approve Retirement Plan	For	For			Mgmt

This proposal would allow employees receive a reasonable matching contribution in stock on compensation that would have not been eligible for a match under the regular 401(k) because of Code limitations or deferrals. Furthermore, the dilution arising from stock issuance under this plan is minimal. As such, we recommend a vote for this benefit plan.

	3	Ratify Auditors	For	For			Mgmt
	4	Expense Stock Options	Against	For			ShrHoldr

However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse. Moreover, this proposal received majority support at last year's meeting.

	5	Limit Executive Compensation	Against	Against			ShrHoldr

While we do like some of the elements of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and disclosure of actual hurdle rates for the performance criteria, we believe the proposal is restrictive given the fact that the proponent asks for a complete substitution of options with restricted stock.

	6	Link Executive Compensation to Social Issues	Against	Against			ShrHoldr

In view of the company's controversies regarding predatory lending practices, we believe that this shareholder proposal warrants careful consideration, but should be considered alongside the company's current policies regarding the issue. Based on the company's disclosure of policies to address concerns of predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

	7	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Wells Fargo, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, the company has instituted and published a policy that does not authorize corporate contributions to political candidates or related entities. While ISS notes that the company amended its reply to this proposal based on information received after the distribution of the proxy statement showing corporate campaign contributions from a subsidiary of the company, we believe that the updated policy for 2004 as stated on the company website clearly and publicly addresses the issue. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

04/28/04 - A	Clear Channel Communications, Inc. *CCU*		184502102		03/08/04		18,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alan D. Feld --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Alan D. Feld. We recommend that shareholders WITHHOLD votes from Alan D. Feld for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Thomas O. Hicks --- For
	1.3	Elect Director Perry J. Lewis --- For
	1.4	Elect Director L. Lowry Mays --- For
	1.5	Elect Director Mark P. Mays --- For
	1.6	Elect Director Randall T. Mays --- For
	1.7	Elect Director B.J. Mccombs --- For
	1.8	Elect Director Phyllis B. Riggins --- For
	1.9	Elect Director Theordore H. Strauss --- For
	1.10	Elect Director J.C. Watts --- For
	1.11	Elect Director John H. Williams --- For
	2	Ratify Auditors	For	For			Mgmt

04/28/04 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109		03/09/04		10,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alain J. P. Belda --- For
	1.2	Elect Director Richard H. Brown --- For
	1.3	Elect Director Curtis J. Crawford --- For
	1.4	Elect Director John T. Dillon --- For
	1.5	Elect Director Louisa C. Duemling --- For
	1.6	Elect Director Charles O. Holliday, Jr. --- For
	1.7	Elect Director Deborah C. Hopkins --- For
	1.8	Elect Director Lois D. Juliber --- For
	1.9	Elect Director Masahisa Naitoh --- For
	1.10	Elect Director William K. Reilly --- For
	1.11	Elect Director H. Rodney Sharp, III --- For
	1.12	Elect Director Charles M. Vest --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Executive Ties to Government	Against	Against			ShrHoldr

ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company's operations. ISS shares in the proponent's concern for potential conflicts of interest at such companies, but in this case, the company states that it has specific policies in place to avoid such conflicts of interest. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no reason to support this request.

	4	Adopt and Report on a Code of Corporate Conduct	Against	Against			ShrHoldr

In the case of Dupont, the company has already committed itself to a code of conduct that upholds a number of the core ILO standards, including prohibitions on child labor, involuntary servitude/forced labor, nondiscrimination, and freedom of association ' although we acknowledge that the company's existing code does not specifically reference the right to collective bargaining. However, it appears that the company's code is in line with the codes of similar companies. Dupont has endorsed the Global Compact and supports the GRI, representing active consideration of human and labor rights issues as well as sustainable development in the communities where the company operates. Also, while the proponent has cited certain labor disputes in Dupont's operations in the United States, ISS does not believe that these incidents show the type of systematic disregard to workplace human rights that would merit a substantial amendment to the company's current policies. Therefore, the fact that the company already has policies in place that substantially address many of the principles outlined in the ILO conventions, and lacking evidence to suggest systematic failure to comply with these policies, we do not believe that support of this proposal is warranted at this time.

	5	Limit Executive Compensation	Against	Against			ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company's executive compensation program. Taking into account the activities of the Compensation Committee regarding the setting and monitoring of the executive compensation, we agree with the company that the proposed report would duplicate the Compensation Committee's ongoing work to review, evaluate, and modify the company's executive compensation policy and programs. As such, we see no reason to support this proposal.

04/28/04 - A	General Electric Co. *GE*		369604103		03/01/04		20,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For
We recommend a vote FOR the directors with the exception of Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.
	1.2	Elect Director Dennis D. Dammerman --- For
	1.3	Elect Director Ann M. Fudge --- For
	1.4	Elect Director Claudio X. Gonzalez --- Withhold
	1.5	Elect Director Jeffrey R. Immelt --- For
	1.6	Elect Director Andrea Jung --- For
	1.7	Elect Director Alan G. Lafley --- For
	1.8	Elect Director Kenneth G. Langone --- For
	1.9	Elect Director Ralph S. Larsen --- For
	1.10	Elect Director Rochelle B. Lazarus --- For
	1.11	Elect Director Sam Nunn --- For
	1.12	Elect Director Roger S. Penske --- For
	1.13	Elect Director Robert J. Swieringa --- For
	1.14	Elect Director Douglas A. Warner III --- For
	1.15	Elect Director Robert C. Wright --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company's decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives' interests with investors' long term interests as these awards are paid out only to executives who remain with the company for extended periods.

	4	Provide for Cumulative Voting	Against	Against			ShrHoldr

In the case of General Electric, the company has an annually-elected board comprising a majority of independent directors; its Nominating and Corporate Governance Committee consists of only independent directors; the company grants shareholders confidential voting and the right to call a special meeting; the board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders; the company has a published statement of corporate governance guidelines, including a description of the process by which a shareholder may submit a director nominee; and the company does not have either a dual-class structure or dead-hand poison pill. GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In this case, the company meets our corporate governance criteria. Although the company does not fully meet the performance criteria, the company has taken significant steps to improve its corporate governance provisions, especially relating to board reforms and shareholder friendly compensation strategies for officers and directors (see Items 3 and 16). Given that the company: (1) meets our corporate governance criteria and (2) has voluntarily taken steps to improve its corporate governance through policy changes regarding board structure, composition, and responsibilities and executive and director compensation, the proposal does not warrant shareholder support.

	5	Eliminate Animal Testing	Against	Against			ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances. In this case, GE has developed a policy that calls for utilizing live animal testing to the least extent possible, provided it complies with regulation and does not effect the analysis of treatment effectiveness or employee and consumer safety. Additionally, in some cases alternative methods of testing may be not feasible or fail to meet criteria established by the government. As such, ISS does not recommend shareholder support for the resolution at this time.

	6	Report on Nuclear Fuel Storage Risks	Against	Against			ShrHoldr

When considering proposals that request a risk assessment and adoption of new policies regarding the company's nuclear operations, ISS takes into account several factors, including the regulatory framework that the company's operations are subject to and the company's existing disclosure on security and waste management policies and procedures. While the proponents' concerns with the company's on-site storage of nuclear waste is understandable given the state of current events, we note that the nuclear power industry is heavily regulated by the NRC and subject to restrictions and policies introduced by the Office of Homeland Security. In 2002, the NRC completed a comprehensive review of its requirements for nuclear power plants, including the storage of nuclear waste and materials and, as a result, issued new required security measures. In this case, GE operates a spent fuel storage depository; however, the main focus of this resolution is directed at the company's design, manufacturing, and sales of reactors. Based on the tight regulation of the nuclear power industry by the NRC and the fact that GE's operations in the nuclear power industry are primarily in equipment design, sales, and service; not facility operations, we do not believe that this report would provide enough meaningful information to shareholders to justify the time and assets necessary to prepare this report.

	7	Report on PCB Clean-up	Against	Against			ShrHoldr
	8	Report on Foreign Outsourcing	Against	Against			ShrHoldr

ISS generally supports proposals that call for increased disclosure on matters of importance to shareholders. Such transparency can assist shareholders in better evaluating the business risks associated with their investment. However, the benefits derived from this disclosure must be weighed against the cost and burden of preparing the information and the potential impacts that the disclosure may have on company strategy or operations. When evaluating proposals to review and report on outsourcing or off-shoring, ISS looks at the nature and scope of operations that a company is opting to outsource as well as potential risks and benefits associated with such a policy. Additionally, we consider industry norms with regards to the type and number of positions that are outsourced. Finally, we consider the degree to which publishing a detailed report on company outsourcing policies may provide strategic insight to competitors while not disclosing substantial, useful information to shareholders. In this case we note that GE does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. Further we note that several of the company's peers and competitors have outsourced similar jobs. Additionally, detailed disclosure on the company's policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

	9	Prepare Sustainability Report	Against	Against			ShrHoldr

ISS generally supports proposals that seek additional disclosure, as shareholders should be provided with sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, ISS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. In this case, ISS notes that GE currently has significant discussion of many sustainability issues on the company website. This disclosure includes an EHS report, diversity information, the GE Integrity Policy, and information on community involvement and philanthropic initiatives. Moreover, the company has committed to publishing a consolidated report on issues regarding environmental performance, social initiatives, economic achievement, and corporate citizenship in 2004. Therefore, while we will continue to monitor the scope and level of disclosure at GE, we believe that the company has substantially addressed many of the issues noted by the proponent. As such, we do not recommend support for the proposal at this time.

	10	Limit Composition of Management Development and Compensation Committee to Independent Directors	Against	Against			ShrHoldr

Given that: (1) the company already has a policy in place requiring that all key board committee members be independent and (2) the company's Management Development and Compensation Committee is currently fully independent by NYSE, Council of Institutional Investors, and ISS definitions, we do not believe this item warrants shareholder support.

	11	Report on Pay Disparity	Against	Against			ShrHoldr

In the case of this proposal, we note that the proponent is specifically asking for a comparison of the compensation of the company's top executives with that of its lowest compensated workers on a nationwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether GE's compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponent's concerns with escalating CEO pay, we note that GE's compensation committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company's compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

	12	Limit Awards to Executives	Against	Against			ShrHoldr

In light of the recent measures taken by the company to make its executive and director equity compensation practices more shareholder friendly (see Items 3 and 16), we believe that the proponent's request of a cessation of all executive stock option programs and bonus programs is unreasonable.

	13	Limit Board Service for Other Companies	Against	For			ShrHoldr

In view of the increased demands placed on board members, directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. Even if a person were retired and devoted himself full time to directorships, based on a full-time work schedule (1,920 hours per year) and the estimated hours of board service (300 per year), an individual could not reasonably be expected to serve on more than six boards. In view of this, ISS recommends that shareholders withhold votes from directors who sit on more than six public company boards. Service on boards of subsidiary companies, private companies, or non-profit organizations will be excluded. If a director sits on several mutual fund boards within the same fund family, it will count as one board. We note that the company's policy is substantially similar to the proponent's request. With regard to fully retired directors, the proponent is requesting that board service be limited to a total of five directorships. Although the company's policy does not address whether a director is retired or not, it also allows for a total of five directorships as long as the director in question does not serve as a CEO or in an equivalent position. The proponent is also requesting that board service for the company's non-retired directors be limited to a total of three directorships while the company places a three board limit on directors who serve as CEOs or in equivalent positions. Thus, one of the differences between the proponent's request and the company's policy lies in the treatment of non-retired directors. In the case of non-retired directors, the proponent advocates a total of three directorships while the company currently provides for a limit of five directorships, making the proponent's request slightly more stringent than the company's current policy. Another significant difference between the proponent's request and the company's policy lies in the enforcement mechanisms. While the company may bypass the aforementioned limits with respect to current directors, the proponent's request would not give the company such leeway. In fact, it would require an advisory shareholder vote in the event the proposed policy is discontinued or materially changed. Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director's service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent's request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent's request represents a preferable policy framework from a shareholder's perspective. As such, we believe this item warrants shareholder support.

	14	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO / president position.
	15	Hire Advisor/Maximize Shareholder Value	Against	Against			ShrHoldr

GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In the absence of other indicators that would suggest: (1) the company is in a period of poor or sluggish performance with no turnaround in sight and (2) the board is entrenched, we believe that many of the company's long-term shareholders would suffer if the company was put into play and sold out at a relatively depressed price. Given that the company regularly reviews its businesses in terms of their global competitiveness, and makes adjustments when warranted in order to maximize long-term value for shareholders, we do not believe it should be required to engage the services of an investment bank to explore the sale of the company at this time. As such, this item does not warrant shareholder support.

	16	Adopt a Retention Ratio for Executives and Directors	Against	Against			ShrHoldr

ISS has long advocated director and executive stock ownership as a mechanism of aligning executive and shareholder interests. An alternative approach is the use of a retention ratio or holding period. Such guidelines require executives to hold a percentage of the shares they receive from stock option exercise or other equity awards (net of income taxes owed) either for a specified period of time (a holding period) or for their full term of employment with the company (a retention ratio). Unlike traditional stock ownership requirements, holding periods and retention ratios provide for continuous stock accumulation by executives, irrespective of the value of their share holdings, while minimizing the possibility of abusive short-term profiteering through inside information. A disadvantage, however, is that stock retention policies--particularly if applied for full tenure--could lead to higher executive turnover if executives can only take their wealth out of the firm by leaving. While it is important to encourage executive stock ownership, shareholders must be mindful that it can be accomplished in a number of ways. Therefore, shareholder proposals asking companies to adopt retention ratios for their executives should be evaluated on a case-by-case basis. Targeted companies may already have some type of stock ownership requirement, holding period, retention ratio, or combination, which should be reviewed for stringency. A rigorous stock ownership guideline, for example, should go beyond the standard 5x salary for CEOs, with the multiple declining for other executives. It is also important to consider how easily the stock ownership threshold can be met. Equity awards should not be included in the stock ownership calculation for this purpose. A meaningful retention ratio may also be an effective substitute to traditional stock ownership guidelines-- i.e., at least 50 percent of stock received from equity awards (on a net proceeds basis) must be held for the executive's tenure with the company. In addition to any guidelines currently in place, shareholders should take into account actual officer stock ownership at the company and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership policies or retention requirements. Although the company does not require a retention ratio, as currently requested, for directors and officers, it has other mechanisms in place that align director and officer interests with shareholders' interests. These include the aforementioned stock ownership requirements and the one-year holding period for executives. We also note the company's shift to a long-term performance-based equity compensation structure for its executives (40 percent) and deferred stock units for its directors (60 percent). Given that the company already has sufficient mechanisms and policies in place to ensure the alignment of director and officer interests - i.e. (1) stock ownership guidelines, (2) holding period for executives, and (3) a shift to a long-term performance-based equity compensation structure, we do not believe this item warrants shareholder support.

	17	Require 70% to 80% Independent Board	Against	Against			ShrHoldr

Given that: (1) the board is 73.3 percent independent according to ISS definitions, (2) the company already has a policy in place providing for a two-thirds independent board, with a minimum of ten independent directors at all times, and (3) the company has voluntarily adopted additional, stricter independence tests with respect to a director's affiliation with non-profit organizations funded by the GE and companies receiving loans from GE, we believe that the company has taken sufficient steps to ensure the maintenance of a supermajority independent board. As such, this item does not warrant shareholder support.

	18	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of GE, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, much of the information requested by the proponent is available on both government and privately managed websites. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and may not provide any significant benefit to shareholders. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of company assets.

04/28/04 - A	Kohl's Corp. *KSS*		500255104		03/03/04		7,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Wayne Embry --- For

ISS recommends that shareholders vote FOR Wayne Embry and Frank V. Sica, but WITHHOLD votes from the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider John F. Herma for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority independent board and R. Lawrence Montgomery for failure to establish a majority independent board.

	1.2	Elect Director John F. Herma --- Withhold
	1.3	Elect Director R. Lawrence Montgomery --- Withhold
	1.4	Elect Director Frank V. Sica --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Performance-Based Stock/Indexed Options	Against	For			ShrHoldr
Despite the fact that certain features of the proposal may be more rigorous than others, ISS supports the underlying principal of the proposal in this case.
	4	Separate Chairman and CEO Positions	Against	For			ShrHoldr
Based on the above structure, Kohl's Corporation did not meet most of the criteria and therefore ISS recommends voting FOR this proposal.

04/28/04 - A	Verizon Communications *VZ*		92343V104		03/01/04		19,500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr
	4	Require Majority of Independent Directors on Board	Against	Against			ShrHoldr
	5	Separate Chairman and CEO Positions	Against	For			ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	Against			ShrHoldr
	7	Submit Executive Compensation to Vote	Against	For			ShrHoldr
	8	Prohibit Awards to Executives	Against	Against			ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender	Against	Against			ShrHoldr
	10	Report on Political Contributions/Activities	Against	Against			ShrHoldr
	11	Cease Charitable Contributions	Against	Against			ShrHoldr

04/29/04 - A	Kimberly-Clark Corp. *KMB*		494368103		03/01/04		11,500
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Pastora San Juan Cafferty --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Marc J. Shapiro, Linda Johnson Rice and Pastora San Juan Cafferty for failure to implement the proposal to submit the company's shareholder rights plan to a shareholder vote. We also recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards and for failure to implement the proposal to submit the company's shareholder rights plan to a shareholder vote.

	1.2	Elect Director Claudio X. Gonzalez --- Withhold
	1.3	Elect Director Linda Johnson Rice --- Withhold
	1.4	Elect Director Marc J. Shapiro --- Withhold
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 5.55 percent is within the allowable cap for this company of 6.52 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer.        In this case, the company's rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any new pill be put to a shareholder vote.

05/03/04 - A	Motorola, Inc. *MOT*		620076109		03/05/04		34,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Edward Zander --- For
	1.2	Elect Director H. Laurence Fuller --- For
	1.3	Elect Director Judy Lewent --- For
	1.4	Elect Director Walter Massey --- For
	1.5	Elect Director Nicholas Negroponte --- For
	1.6	Elect Director Indra Nooyi --- For
	1.7	Elect Director John Pepper, Jr. --- For
	1.8	Elect Director Samuel Scott III --- For
	1.9	Elect Director Douglas Warner III --- For
	1.10	Elect Director John White --- For
	1.11	Elect Director Mike Zafirovski --- For
	2	Limit Executive Compensation	Against	Against			ShrHoldr

While ISS understands the proponent's concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company's performance. As such, this item does not warrant shareholder approval.

	3	Limit Awards to Executives	Against	Against			ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options would effectively limit the company's ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

05/04/04 - A	EOG Resources, Inc. *EOG*		26875P101		03/08/04		9,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 6.10 percent is within the allowable cap for this company of 7.14 percent. Equity grants including stock options, and restricted stock awards to top five named executive officers were 25.60 percent of the total shares awarded in the current year.

	4	Other Business	For	For			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/04/04 - A	Gannett Co., Inc. *GCI*		364730101		03/05/04		8,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James A. Johnson --- For
	1.2	Elect Director Douglas H. McCorkindale --- For
	1.3	Elect Director Stephen P. Munn --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 6.42 percent is within the allowable cap for this company of 7.28 percent. Additionally, this plan expressly forbids repricing.
	4	Limit Executive Compensation	Against	Against			ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company's executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive's pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

05/05/04 - A	EMC Corp. *EMC*		268648102		03/08/04		30,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 7.30 percent is within the allowable cap for this company of 12.60 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors	For	For			Mgmt
	5	Limit Executive Compensation	Against	Against			ShrHoldr

05/05/04 - A	PepsiCo, Inc. *PEP*		713448108		03/12/04		15,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John F. Akers --- For
	1.2	Elect Director Robert E. Allen --- For
	1.3	Elect Director Ray L. Hunt --- For
	1.4	Elect Director Arthur C. Martinez --- For
	1.5	Elect Director Indra K. Nooyi --- For
	1.6	Elect Director Franklin D. Raines --- For
	1.7	Elect Director Steven S. Reinemund --- For
	1.8	Elect Director Sharon Percy Rockefeller --- For
	1.9	Elect Director James J. Schiro --- For
	1.10	Elect Director Franklin A. Thomas --- For
	1.11	Elect Director Cynthia M. Trudell --- For
	1.12	Elect Director Solomon D. Trujillo --- For
	1.13	Elect Director Daniel Vasella --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions to political entities and the related disclosure comply with all applicable laws on this topic. The proposal asks that this report should be published within five business days of the annual meeting, and that reports disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. While ISS believes that increased disclosure is generally beneficial, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.        In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic	Against	Against			ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company's operations in these markets, the company's current initiatives in developing countries to help address this healthcare crisis, and the nature of the company's existing healthcare policies including healthcare access and benefits to local workers.        In this case, we note that PepsiCo does appear to provide some information related to the HIV/AIDS, TB, and Malaria pandemic on its website. Further ISS notes that, despite its relatively small investments in Sub Saharan Africa, the company has taken several steps to address concerns related to the HIV/AIDS pandemic, including membership in the GBC, health care coverage, and continued evaluation and communication on this topic through a specially formed internal task force and reporting utilizing GRI guidelines.        In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of PepsiCo's initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expense of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

05/05/04 - A	Raytheon Co. *RTN*		755111507		03/08/04		22,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John M. Deutch --- For
Conclusion
	1.2	Elect Director Michael C. Ruettgers --- For
	1.3	Elect Director William R. Spivey --- For
	1.4	Elect Director William H. Swanson --- For
	1.5	Elect Director Linda G. Stuntz --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Develop Ethical Criteria for Military Contracts	Against	Against			ShrHoldr

Conclusion We believe that the combination of federal regulation, the current level of disclosure by Raytheon, and the necessity to limit disclosure where it could affect the company's competitive advantage outweigh the potential benefits that may be derived from this proposal. We therefore recommend that shareholders vote against this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr

Conclusion Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. The board has taken an important first step in addressing shareholder concerns by redeeming an existing pill. However, the board has not fully complied with the previously supported shareholder proposals regarding poison pills. ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. Further, ISS applies a one year test where the proposal was approved with a majority of the shares outstanding, as was the case in 2003. With respect to the shareholder proposal regarding poison pills, we do not consider the shareholder approval clocks as having been reset because of the company's half-step towards implementing the will of shareholders. We will closely monitor management's response to this year's vote on this proposal and, if necessary, will recommend the withholding of votes for nominated directors at next year's meeting.

	5	Declassify the Board of Directors	Against	For			ShrHoldr

Conclusion The ability to elect directors is the single most important use of the shareholder vote, and all directors should be accountable on an annual basis. ISS policy promotes the declassification of company boards and therefore we would recommend shareholders to vote in favor of this proposal. Similarly the board has failed also to implement the proposal supporting the annual election of directors, which received a majority of votes cast in 2000-2002. Further, the company has not expressed any plans to implement this proposal and has defended the classification of the board as being in shareholders' interests. Although there was no similar proposal presented in 2003, nevertheless we believe that the restatement of the proposal this year re-emphasizes the importance that shareholders place on this issue. As we note above, where directors consistently fail to implement the desires of shareholders, our policy is to withhold votes from those nominated directors that were directors during the relevant period. Therefore, if this proposal is approved by a majority of the votes cast and the company fails to implement it accordingly, we will recommend that shareholders withhold votes from those directors nominated next year. We note, however, that the board has failed to implement the previously supported shareholder proposals regarding annual election of directors. Although we recognize that shareholder proposals are not binding on the company, ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. With respect to the shareholder proposal regarding the election of directors, we do not consider the two-year shareholder approval clock as having been fully reset because this topic was not proposed at the 2003 company meeting. Rather, we view that the re-presentation of the proposal this year emphasizes the importance shareholders place on this issue. We will closely monitor management's response to this year's vote on this proposal and, if necessary, will recommend the withholding of votes for directors nominated at next year's meeting.

	6	Implement MacBride Principles	Against	Against			ShrHoldr

Conclusion Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, and the lack of any specific controversies regarding the company's operations in Northern Ireland, we recommend that shareholders vote against this proposal.

	7	Expense Stock Options	Against	For			ShrHoldr

Conclusion ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse. Although options do not result in a cash outlay to companies, they represent a bona fide cost to shareholders, in the form of value transfer, that should be reflected in the financial statements like other forms of compensation. Options also represent an opportunity cost to issuers by depriving them of the funds they would have otherwise received by selling the shares in the open market. By not subtracting the cost of options, companies can report artificially high earnings that distort true operating performance and lead to abuses of executive pay. Expensing would discipline compensation practices and level the accounting playing field among different forms of pay, including other types of equity-based awards, such as indexed options and restricted stock, which currently must be charged to earnings. More important, expensing would provide earnings clarity, which would help restore investor confidence. Therefore, we recommend that shareholders vote in favor of this proposal.

	8	Submit Executive Pension Benefit to Vote	Against	For			ShrHoldr

Conclusion ISS believes that shareholders should have the opportunity to vote on extraordinary pension benefits beyond those offered under employee-wide plans, such as credit for years of service not actually worked, preferential benefit formulas, and accelerated vesting of pension benefits. Because the company's SERP appears to confer extraordinary benefits not included in employee-wide plans, we believe that the SERP proposal warrants shareholder support.

	9	Limit Executive Compensation	Against	Against			ShrHoldr

Conclusion Although each element of the proposal has aspects that cause us to vote against the proposal, it is important to re-emphasize that had we been in favor of any of the elements, we would nevertheless had to vote against the whole proposal. Therefore, it is important to ensure that proposals are sufficiently focused - as far as possible, proposals should focus on a specific element rather than attempt to cover a general list of points.

05/06/04 - A	Anadarko Petroleum Corp. *APC*		032511107		03/08/04		10,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Report on Greenhouse Gas Emissions	Against	Against			ShrHoldr

In this case, Anadarko provides some disclosure on environmental topics in its Environment, Health & Safety brochure, public filings, environmental sections of the company's web site. However, ISS notes that aside from the Anadarko Canada's voluntary reporting, this information is generally broad in scope and does not discuss company performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs comprehensive as some companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company's commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

05/07/04 - A	Temple-Inland Inc. *TIN*		879868107		03/10/04		14,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/11/04 - A	Masco Corp. *MAS*		574599106		03/15/04		18,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Peter A. Dow --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Anthony F. Earley, Jr. --- For
	1.3	Elect Director Wayne B. Lyon --- For
	1.4	Elect Director David L. Johnston --- For
	1.5	Elect Director J. Michael Losh --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt

05/12/04 - A	CVS Corporation *CVS*		126650100		03/15/04		8,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director W. Don Cornwell --- For
We recommend a vote FOR all the director nominees.
	1.2	Elect Director Thomas P. Gerrity --- For
	1.3	Elect Director Stanley P. Goldstein --- For
	1.4	Elect Director Marian L. Heard --- For
	1.5	Elect Director William H. Joyce --- For
	1.6	Elect Director Terry R. Lautenbach --- For
	1.7	Elect Director Terrence Murray --- For
	1.8	Elect Director Sheli Z. Rosenberg --- For
	1.9	Elect Director Thomas M. Ryan --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The proposed amendment would allow non-employee directors to become eligible to receive awards under the Incentive Plan. Given that approval of this amendment would eliminate 1996 Directors Stock Plan and therefore, in the aggregate, reduce the number of shares available for stock awards without materially accelerating the depletion of awards under the Incentive Plan, ISS recommends a vote FOR this proposal.

	3	Ratify Auditors	For	For			Mgmt
	4	Limit Executive Compensation	Against	Against			ShrHoldr

05/12/04 - A	Newell Rubbermaid Inc. *NWL*		651229106		03/15/04		19,500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/14/04 - A	Waste Management, Inc. *WMI*		94106L109		03/19/04		22,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Pastora San Juan Cafferty --- For
	1.2	Elect Director Frank M. Clark, Jr. --- For
	1.3	Elect Director Robert S. Miller --- For
	1.4	Elect Director A. Maurice Myers --- For
	1.5	Elect Director John C. Pope --- For
	1.6	Elect Director W. Robert Reum --- For
	1.7	Elect Director Steven G. Rothmeier --- For
	1.8	Elect Director David P. Steiner --- For
	1.9	Elect Director Carl W. Vogt --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 7.65 percent is within the allowable cap for this company of 8.95 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

ISS recognizes that cash bonus plans such as this one can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. The performance measure included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards.

05/18/04 - A	Omnicare, Inc. *OCR*		681904108		03/31/04		6,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 11.73 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt

05/19/04 - A	American International Group, Inc. *AIG*		026874107		03/26/04		4,200
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director M. Bernard Aidinoff --- For
	1.2	Elect Director Pei-Yuan Chia --- For
	1.3	Elect Director Marshall A. Cohen --- For
	1.4	Elect Director Willaim S. Cohen --- For
	1.5	Elect Director Martin S. Feldstein --- For
	1.6	Elect Director Ellen V. Futter --- For
	1.7	Elect Director Maurice R. Greenberg --- For
	1.8	Elect Director Carla A. Hills --- For
	1.9	Elect Director Frank J. Hoenemeyer --- For
	1.10	Elect Director Richard C. Holbrooke --- For
	1.11	Elect Director Donald P. Kanak --- For
	1.12	Elect Director Howard I. Smith --- For
	1.13	Elect Director Martin J. Sullivan --- For
	1.14	Elect Director Edmund S.W. Tse --- For
	1.15	Elect Director Frank G. Zarb --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 2.17 percent is within the allowable cap for this company of 8.00 percent.
	4	Ratify Auditors	For	For			Mgmt
	5	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of AIG, we note that the company complies with state and local laws regarding contributions to political candidates or organizations. Further, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Divest from Tobacco Equities	Against	Against			ShrHoldr
Therefore, because of the restrictive format and potential financial impact of this proposal, we do not recommend shareholder support for this resolution.
	7	Link Executive Compensation to Predatory Lending	Against	Against			ShrHoldr

While AIG does not explicitly address the issue of predatory lending as a function of executive compensation, ISS notes that the company has an independent compensation committee and a charter that discusses the factors used in determining executive compensation. Additionally, although some lending institutions may have adopted policies that generally link executive compensation to responsible business practices, it does not appear that the company's main competitors specifically tie any portion of executive compensation to predatory lending. Moreover, the company's current compensation levels have not been the subject of recent, significant controversy. ISS also notes that the company has policies and processes aimed at eliminating instances of predatory lending within the company's operations, including compliance review by the legal and compliance departments. Based on these policies to ensure compliance with laws aimed at preventing predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

05/19/04 - A	Cullen/Frost Bankers, Inc. *CFR*		229899109		04/02/04		17,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/19/04 - A	Halliburton Co. *HAL*		406216101		03/22/04		13,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert L. Crandall --- For
	1.2	Elect Director Kenneth T. Derr --- For
	1.3	Elect Director Charles J. DiBona --- For
	1.4	Elect Director W. R. Howell --- For
	1.5	Elect Director Ray L. Hunt --- For
	1.6	Elect Director David J. Lesar --- For
	1.7	Elect Director Aylwin B. Lewis --- For
	1.8	Elect Director J. Landis Martin --- For
	1.9	Elect Director Jay A. Precourt --- For
	1.10	Elect Director Debra L. Reed --- For
	1.11	Elect Director C. J. Silas --- For
	2	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 400,000,000 shares is below the allowable threshold of 750,000,000 shares.
	3	Review/Report on Operations in Iran	Against	Against			ShrHoldr

While we understand and share in the proponents' concerns over terrorist-sponsoring states, we are not convinced that the preparation of the requested report would yield meaningful information to shareholders regarding the potential financial risks and those of reputation from such operations. When considering that the scope of the company's operations in Iran does not amount to a significant source of revenue and that the company has described its operations to shareholders, we see no reason to support this request.

	4	Require Affirmative Vote of a Majority of the Shares to Elect Directors	Against	Against			ShrHoldr

The main concern in implementing a majority threshold requirement is that an annual board could in effect be "decapitated" by a failure to obtain majority shareholder support.        Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly-traded companies, (ii) approval of this item could disrupt board operations and the company's financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares could in effect provide for a supermajority of votes cast, which would adversely affect shareholders' ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

	5	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

In this case, Halliburton has a greater than 2/3 independent board, all-independent key committees, and has established governance guidelines. Also, as shown in its recent 8-K filing and on its website, the company has designated a lead director, elected by independent board members, with duties that meet all of our minimum requirements.         We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

05/19/04 - A	Intel Corp. *INTC*		458140100		03/22/04		20,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Craig R. Barrett --- For
We recommend a vote FOR the directors with the exception of independent outsider D. James Guzy. We recommend that shareholders WITHHOLD votes from D. James Guzy for sitting on more than six boards.
	1.2	Elect Director Charlene Barshefsky --- For
	1.3	Elect Director E. John P. Browne --- For
	1.4	Elect Director Andrew S. Grove --- For
	1.5	Elect Director D. James Guzy --- Withhold
	1.6	Elect Director Reed E. Hundt --- For
	1.7	Elect Director Paul S. Otellini --- For
	1.8	Elect Director David S. Pottruck --- For
	1.9	Elect Director Jane E. Shaw --- For
	1.10	Elect Director John L. Thornton --- For
	1.11	Elect Director David B. Yoffie --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 7.39 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.
	4	Expense Stock Options	Against	For			ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	5	Limit/Prohibit Awards to Executives	Against	For			ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives. Although the company has recently adopted officer stockholding guidelines, a more rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives. Therefore, ISS believes that this proposal warrants shareholder support.

	6	Performance- Based/Indexed Options	Against	For			ShrHoldr

05/20/04 - A	Teva Pharmaceutical Industries		881624209		04/15/04		4,000
Meeting for Holders of ADRs
	1	TO RECEIVE AND DISCUSS THE COMPANY S CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2003 AND THE CONSOLIDATED STATEMENTS.	For	For			Mgmt
This is a routine item.
2
TO APPROVE THE BOARD OF DIRECTORS RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2003, WHICH WAS PAID IN FOUR INSTALLMENTS AND AGGREGATED NIS 1.44 (APPROXIMATELY US$0.322) PER ORDINARY SHARE, BE DECLARED FINAL.
			For	For			Mgmt
Based on the company's long-term shareholder-unfriendly dividend allocation policy, we recommend a vote against this proposal.
	3	TO ELECT ABRAHAM E. COHEN TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
Director elections are standard proposals at annual meetings. In the absence of some specific controversy involving the company, we recommend shareholders support this item.
	4	TO ELECT LESLIE DAN TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	5	TO ELECT PROF. MEIR HETH TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	6	TO ELECT PROF. MOSHE MANY TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	7	TO ELECT DOV SHAFIR TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	8	TO APPROVE THE PURCHASE OF DIRECTOR S AND OFFICER S LIABILITY INSURANCE FOR THE DIRECTORS AND OFFICERS OF THE COMPANY.	For	For			Mgmt
Given the excessive proposed liability protection and the proposed exemption of all monetary damages for violations of duty of care, we recommend shareholders oppose this item.
	9	Ratify Auditors	For	For			Mgmt

05/20/04 - A	Tiffany & Co. *TIF*		886547108		03/25/04		15,400
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael J. Kowalski --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Rose Marie Bravo --- For
	1.3	Elect Director William R. Chaney --- For
	1.4	Elect Director Samuel L. Hayes III --- For
	1.5	Elect Director Abby F. Kohnstamm --- For
	1.6	Elect Director Charles K. Marquis --- For
	1.7	Elect Director J. Thomas Presby --- For
	1.8	Elect Director James E. Quinn --- For
	1.9	Elect Director William A. Shutzer --- For
	2	Ratify Auditors	For	For			Mgmt

05/21/04 - A	Allied Waste Industries, Inc. *AW*		019589308		03/31/04		60,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Thomas H. Van Weelden --- For
	1.2	Elect Director Robert M. Agate --- For
	1.3	Elect Director Leon D. Black --- For
	1.4	Elect Director James W. Crownover --- For
	1.5	Elect Director Michael S. Gross --- For
	1.6	Elect Director Dennis R. Hendrix --- For
	1.7	Elect Director J. Tomilson Hill --- For
	1.8	Elect Director Lawrence V. Jackson --- For
	1.9	Elect Director Nolan Lehmann --- For
	1.10	Elect Director Howard A. Lipson --- For
	1.11	Elect Director Antony P. Ressler --- For
	1.12	Elect Director Warren B. Rudman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Expense Stock Options	Against	For			ShrHoldr

The company currently accounts for employee stock-based compensation using the "intrinsic value" method prescribed by Accounting Principles Board opinion No. 25, "Accounting for Stock Issued to Employees." The "intrinsic value" of the option is the amount by which the quoted market price of the company's stock exceeds the exercise price of the option on the date of grant. Given that: (1) the company generally sets the exercise price of its option grants equal to the market price of its stock on the grant date and (2) all employee stock options are subject to vesting and cannot be exercised on the grant date, the company's option grants generally have zero "intrinsic value." However, the impact of the potential expense of option grants is disclosed in the notes to the company's consolidated financial statements. The board believes that the "intrinsic value" methodology is the preferable choice because it (1) is currently the most widely used standard and (2) provides complete information to evaluate the company with or without the inclusion of stock options as an expense.         Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the "fair value" method, prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock Compensation." The "fair value" is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the "fair value" method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing "fair value", recent pressure by investors has led approximately 176 companies to publicly announce their plans to adopt the "fair value" method.         ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.         In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	4	Report on Privatization	Against	Against			ShrHoldr

ISS generally supports disclosure reports that seek to provide additional information to shareholders when it appears that companies have not adequately addressed shareholders' concerns. When reviewing requests, we evaluate whether adoption of the proposal would have either a positive or negative impact on short-term or long-term shareholder value. We also examine the structure of the proposal and the company's current level of disclosure. Finally, we consider the company's response and the degree to which the company's stated position on the issues could affect its reputation or sales.        In this case, it does not appear that shareholders would derive significant benefits from the requested report that would account for the costs of producing and publishing such a report to shareholders. In addition, although it appears that the proponents are not asking for specific details on the company's business strategy, ISS believes that this proposal does pose a risk of disclosing information that would be of little benefit to shareholders and would aid the efforts of those who oppose privatization, possibly to the company's detriment.         ISS believes that the requested report would impose an unnecessary cost to the company without providing a corresponding benefit to shareholders.

05/21/04 - A	Time Warner Inc *TWX*		887317105		03/23/04		30,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James L. Barksdale --- For
	1.2	Elect Director Stephen F. Bollenbach --- For
	1.3	Elect Director Stephen M. Case --- For
	1.4	Elect Director Frank J. Caufield --- For
	1.5	Elect Director Robert C. Clark --- For
	1.6	Elect Director Miles R. Gilburne --- For
	1.7	Elect Director Carla A. Hills --- For
	1.8	Elect Director Reuben Mark --- For
	1.9	Elect Director Michael A. Miles --- For
	1.10	Elect Director Kenneth J. Novack --- For
	1.11	Elect Director Richard D. Parsons --- For
	1.12	Elect Director R. E. Turner --- For
	1.13	Elect Director Francis T. Vincent, Jr. --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Adopt China Principles	Against	Against			ShrHoldr

In the case of Time Warner, we note that the company is not involved in labor controversies with its workers in China, but the Internet industry in general has faced criticism from opponents over the issue of promoting freedom of expression while operating under restrictive Chinese laws. While it appears the company does not have a publicly available code of conduct referencing certain human and labor rights issues, we are concerned that some of the aspects of the China Principles may be beyond the company's control, such as prohibiting police or military presence at the company's operations, or preventing the government from using company technology to commit human rights violations. Thus, adopting and fully implementing the China Principles could prove both costly and difficult. As such, while ISS strongly encourages Timer Warner to evaluate its policies and compliance standards for labor and human rights in China and around the world, we do not believe that the implementation of the China Principles would be in the best interests of the company.

	4	Report on Pay Disparity	Against	Against			ShrHoldr

Based on our concerns regarding the scope of the proposal and the independence of the company's compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

05/25/04 - A	Bank One Corp.		06423A103		04/02/04		6,500
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion: Bank One shareholders will own approximately 42 percent of the company and management control will shift to Mr. Dimon on the second anniversary of the merger close. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Bank One shareholders may have given up a low premium in exchange for the board representation and management succession with Mr. Dimon. However, considering Bank One's equity ownership in the combined entity relative to its contribution to earnings along with the strategic importance of the deal to both firms and the potential cost savings, the tradeoff appears balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities. We recommend in favor of the transaction.

	2	Elect Directors	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt

05/26/04 - A	Bank of America Corp. *BAC*		060505104		04/07/04		10,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director William Barnet, III --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Charles W. Coker --- For
	1.3	Elect Director John T. Collins --- For
	1.4	Elect Director Gary L. Countryman --- For
	1.5	Elect Director Paul Fulton --- For
	1.6	Elect Director Charles K. Gifford --- For
	1.7	Elect Director Donald E. Guinn --- For
	1.8	Elect Director James H. Hance, Jr. --- For
	1.9	Elect Director Kenneth D. Lewis --- For
	1.10	Elect Director Walter E. Massey --- For
	1.11	Elect Director Thomas J. May --- For
	1.12	Elect Director C. Steven McMillan --- For
	1.13	Elect Director Eugene M. McQuade --- For
	1.14	Elect Director Patricia E. Mitchell --- For
	1.15	Elect Director Edward L. Romero --- For
	1.16	Elect Director Thomas M. Ryan --- For
	1.17	Elect Director O. Temple Sloan, Jr. --- For
	1.18	Elect Director Meredith R. Spangler --- For
	1.19	Elect Director Jackie M. Ward --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Change Date of Annual Meeting	Against	Against			ShrHoldr

Changing the date of the annual meeting could allow more shareholders to attend, but there is no way to determine for sure whether attendance would actually increase. There is no compelling reason to change the date of the meeting.

	4	Adopt Nomination Procedures for the Board	Against	Against			ShrHoldr
	5	Charitable Contributions	Against	Against			ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. The Bank of America engages and donates to causes that management believes strengthen the communities in which the company operates and ultimately benefit the company. Further, the corporate donations and voluntary employee contributions through the Bank of America Foundation help to improve the company's image as a good social citizen and assist the company in maintaining a strong CRA score. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

	6	Establish Independent Committee to Review Mutual Fund Policy	Against	Against			ShrHoldr

In its defense, the board points to its recent efforts to ensure the integrity of its mutual fund operations, under the board's oversight, and in particular that of its independent audit committee. According to the board, the provisions of the settlements with the New York Attorney General and the SEC and the pledges that the corporation has previously made go well beyond the scope of the proposal. The company argues that it has retained various outside experts to assist it in developing a plan to improve mutual fund governance, organizational structure and technology as follows: -The company engaged Dale Frey, the retired president and chairman of General Electric Investment Corp., as a special advisor to lead an independent review of the company's mutual fund policies and practices. -The company also retained Maureen Scannell Bateman, the former general counsel of State Street Corporation and U.S. Trust, to conduct a complete legal and regulatory compliance review of the company's mutual fund business. -The company engaged Promontory Financial Group to coordinate a detailed review of all technology, control, and compliance systems related to the mutual fund business, including all systems relating to sales, clearing, and derivative and brokerage operations. The independent review is expected to result in recommendations to ensure the mutual fund business is conducted in the best interest of fund shareholders. As part of the settlements, the company indicates that it has committed to create best-in-class governance policies for the Nations Funds board, including such criteria as independence and tenure, and to hire a full-time senior officer supporting and reporting exclusively to the board to monitor compliance and to oversee the reasonableness of the mutual fund advisory fees. Furthermore, the settlements will contain additional provisions regarding the implementation of enhanced compliance measures for the company's mutual fund practices. Background Since the initiation of the mutual fund investigation by the NYAG in Sept. 2003, the company has been cooperating with the authorities and is expected to finalize its settlement with the SEC and NYAG. On March 15, 2004, Bank of America announced agreements in principle with both the NYAG and the SEC over matters related to late-day trading and market timing. According to a SEC press release, Bank of America has agreed to pay a total of $375 million, consisting of $250 million in disgorgement and $125 million in penalties. The money will be distributed to the mutual funds and their shareholders that were harmed as a result of market timing in Nations Funds and other mutual funds through Bank of America. The agreement with the Attorney General also stipulated that eight members of the board of directors of Nations Funds, Bank of America's mutual fund complex, will resign or otherwise leave the board in the course of the next year. Furthermore, Bank of America has represented that it will exit the securities clearing business by the end of the year. ISS Analysis The shareholder proposal calls for direct board involvement by establishing a special committee and for enhanced disclosure on the company's efforts regarding the mutual fund allegations. We have evaluated the board's involvement in this process as well as the existing disclosure. Since the shareholder proposal was filed, the company has devoted significant resources to address the allegations regarding its mutual fund practices. Subsequent to the inquiry in September 2003, Nations Funds' board hired an independent firm to evaluate whether there was any monetary impact to any funds in which the adviser to the fund permitted a discretionary market-timing agreement and launched an evaluation of fund management practices. Furthermore, in October 2003, the company engaged Promontory Financial Group for a detailed review of all systems related to sales, clearing, derivative and brokerage operations, which will be coordinated by Mr. Dale Frey, special advisor to Ken Lewis. Also, the company retained Maureen Scannell Bateman, the former general counsel of State Street Corporation and of U.S Trust, to conduct a complete legal and regulatory compliance review of the company's mutual fund business. Bank of America has also taken the following steps to deter future improper practice: Worked with Nations Fund board of trustees to set best-in-class standards for mutual funds' fees, charges and related corporate governance practices. Enhanced audit reviews, compliance oversight and the overall risk management framework. Enhanced technology and operations process controls and increased monitoring for unusual mutual funds trading activity Revised the Code of Ethics to include guidelines for practices in the mutual fund business and for share trading policy to prohibit late trading and market timing In discussions held with ISS, the company indicated that Mr. Frey (who coordinates the independent review) receives weekly updates from Promontory Financial Group and the independent consultant, and periodically updates the CEO. Members of senior management regularly update the board's Audit Committee, which deals primarily with control issues. The independent consultants work closely with an internal project team, which already implements certain remediation actions. While the company has devoted substantial resources to this process, it is not directly conducted under the supervision of the board. With respect to disclosure, the company is in the process of finalizing the settlement agreement, therefore significant disclosure is expected once the settlement is final. In addition, in connection with the settlement, a formal report of the outside consultant with findings and remediation actions will be submitted to the SEC and banking regulators. But while the settlements re+

	7	Adopt Standards Regarding Privacy and Information Security	Against	Against			ShrHoldr

In this case we note that Bank of America does outsource certain positions to foreign markets where the company has determined that service quality, timing, or cost savings would ultimately benefit the company and increase shareholder value. Further we note that many other large companies have outsourced similar operations support and customer service jobs. Additionally, detailed disclosure on the company's policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102		04/05/04		18,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael J. Boskin --- For
We recommend a vote FOR the directors.
	1.2	Elect Director James R. Houghton --- For
	1.3	Elect Director William R. Howell --- For
	1.4	Elect Director Reatha Clark King --- For
	1.5	Elect Director Philip E. Lippincott --- For
	1.6	Elect Director Harry J. Longwell --- For
	1.7	Elect Director Henry A. McKinnell, Jr. --- For
	1.8	Elect Director Marilyn Carlson Nelson --- For
	1.9	Elect Director Lee R. Raymond --- For
	1.10	Elect Director Walter V. Shipley --- For
	1.11	Elect Director Rex W. Tillerson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Non-Employee Director Restricted Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 3.64 percent is within the allowable cap for this company of 5.32 percent.
	4	Affirm Political Nonpartisanship	Against	Against			ShrHoldr
Since it appears that the company has already addressed this issue through its own internal policies and observance of federal law, we do not believe that support of this proposal is necessary.
	5	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. As previously noted, in the case of Exxon Mobil, the company complies with federal, state and local laws regarding contributions to political candidates or organizations as well as those laws that apply to similar contributions in Canada. Further, the scope of the reports requested in this proposal may not be substantially different from information currently available through public sources. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Report on Equatorial Guinea	Against	Against			ShrHoldr

In this case, the proposal asks for detailed disclosure on Exxon Mobil's operations in Equatorial Guinea as well as a public response to allegations made by a nationally aired television program. While ISS advocates transparency into company operations that increases shareholder understanding of the risks and opportunities placed on the company, the benefit of such disclosures must be considered as a factor of cost and burden on the company as well as the potential benefit that can be derived by shareholders from the information. Exxon Mobil discusses information in some detail in press releases, corporate reports, and other sections of the company's website. The discussion of this topic includes information explaining the royalties and tax payments that are made to Equatorial Guinea, financial support for social programs in that company, and the general logic behind the structure of the company's Production Sharing Contract with the government. While these disclosures do not directly respond to each aspect of the proposal, we do believe that they substantially address the issue at hand, providing shareholders with adequate information to assess the risks related to the company's operations in Equatorial Guinea and the company's policies and procedures in place to mitigate such risks. As such we do not recommend shareholder support for this resolution.

	7	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

ExxonMobil has the following governance structure in place: executive sessions of its non-employee directors currently chaired by the chair of the Compensation Committee or the Board Affairs Committee; a board composed of two-thirds independent directors; all-independent key committees; review of CEO performance by the independent directors at board and committee meetings and during executive sessions, which consists solely of independent directors; and established governance guidelines. The chair of the Board Affairs Committee and the chair of the Compensation Committee preside at the executive sessions on an alternating basis, depending on the agenda. The chair of the Board Affairs Committee presides over sessions discussing corporate governance and the chair of the Compensation Committee presides over sessions regarding performance evaluation and compensation of the CEO and CEO succession planning. However, the company does not have a designated lead director with more expansive duties than those set out for the committee chairman (such as approving the board's agenda; ensuring the flow of information to the outside directors and shareholders; and board evaluation). As noted above, ISS refrains from making a vote recommendation on this agenda item.

	8	Prohibit Awards to Executives	Against	Against			ShrHoldr

For its long term compensation, ExxonMobil switched from options to restricted stock two years ago, as the board believes restricted stock to be more effective in retaining employees and in meeting shareholder expectations. For senior executives, the restricted stock carries rigorous vesting requirements: 50 percent vesting over five years and the remaining over another five. In this case, the proposal requests a total ban on rights, options, SARs and severance payments and is therefore unduly restrictive.

	9	Report on Stock Option Distribution by Race and Gender	Against	Against			ShrHoldr

Given the scope of the proposal, the company's current compensation practices, and the company's apparent commitment to and disclosure of racial and gender diversity, we do not believe that shareholder support of the requested report is warranted.

	10	Amend EEO Statement to Include Reference to Sexual Orientation	Against	For			ShrHoldr

ISS generally believes that companies should have policies in place to prevent workplace discrimination, as instances of discrimination can be costly to companies in the form of high turnover, fines, and litigation. Workplace discrimination can result in real costs to corporations, and therefore can impact shareholder value. Studies have indicated that workforce diversity strategies can have a positive impact on company performance through enhanced corporate performance, reduced turnover, increased job satisfaction and employee morale, decreased vulnerability to legal challenges, and enhanced reputation. In light of potential costs and legal implications arising from discrimination, the high number of companies with policies referencing sexual orientation, and the low costs involved in amending EEO policies, ISS believes that requests to amend EEO policies to specifically reference sexual orientation are generally supportable, unless a company can demonstrate that the change would result in significant costs to the company. In this case, we note that the company has had substantial controversy surrounding its adoption of its current EEO policy over the policies of its predecessor, Mobil. Exxon Mobil does have existing programs and policies that demonstrate the company's stance on discrimination on the basis of sexual orientation, but those policies have failed to alleviate the negative publicity and controversy surrounding this issue. Furthermore, the company has not identified any resulting costs to the company of including such a reference in its EEO policy. A significant number of the company's peers do include such language in their EEO statements. By not referencing sexual orientation in the post-merger company's EEO statement, it appears that the company has created unnecessary controversy. While we recognize that the company has gone to great lengths to discuss its existing prohibition on discrimination on the basis of sexual orientation in certain company publications, it would appear that the enduring controversy could be easily resolved by adding that language back into its EEO statement. Given the fact that company's competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of discrimination in its EEO statement prior to the merger with Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual orientation.

	11	Report on Climate Change Research	Against	Against			ShrHoldr

Therefore, based on the broad scope of the proposal and the associated practical considerations of publishing this information, recent improvements in disclosure made by the company, and our concerns regarding the value that the requested information would provide to shareholders, we do not recommend support for this resolution.

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102		03/29/04		20,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Gregory D. Brenneman --- For

ISS Conclusion:        We recommend a vote FOR the directors with the exception of independent outsider Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.

	1.2	Elect Director Richard H. Brown --- For
	1.3	Elect Director John L. Clendenin --- For
	1.4	Elect Director Berry R. Cox --- For
	1.5	Elect Director Claudio X. Gonzalez --- Withhold
	1.6	Elect Director Milledge A. Hart, III --- For
	1.7	Elect Director Bonnie G. Hill --- For
	1.8	Elect Director Kenneth G. Langone --- For
	1.9	Elect Director Robert L. Nardelli --- For
	1.10	Elect Director Roger S. Penske --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Establish Term Limits for Directors	Against	Against			ShrHoldr

ISS Conclusion:        Because a six-year term limit is arbitrary, and because the company's shareholders can express their dissatisfaction with directors on an annual basis, we believe that the proposal does not warrant shareholder support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr
ISS Conclusion: Because the company does not have a policy that puts any future pill to a shareholder vote, we recommend that shareholders support this proposal.
	5	Performance- Based/Indexed Options	Against	For			ShrHoldr

ISS Conclusion:        Because ISS supports pay for performance, and because the grants of restricted stock (other than those granted under the LTIP) are not based on specific performance hurdles, we believe the proposal warrants shareholder support.

	6	Adopt ILO Based Code of Conduct	Against	Against			ShrHoldr

ISS Conclusion:        Given that the company already has a policy in place that addresses some of the principles outlined in the ILO principles and uses independent firms for monitoring factories, we do not believe that support of this proposal is warranted at this time.

	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr

ISS Conclusion:        We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans, and therefore recommend that shareholders vote to approve this proposal.

	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors	Against	Against			ShrHoldr

ISS Conclusion:        Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company's financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders' ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

06/08/04 - A	Prudential Financial Inc *PRU*		744320102		04/12/04		12,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Arthur F. Ryan --- For
	1.2	Elect Director Gaston Caperton --- For
	1.3	Elect Director Gilbert F. Casellas --- For
	1.4	Elect Director Karl J. Krapek --- For
	1.5	Elect Director Ida F.S. Schmertz --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Cease Charitable Contributions	Against	Against			ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Prudential Financial's charitable contributions donate to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

	4	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

06/11/04 - A	BEA Systems, Inc. *BEAS*		073325102		04/30/04		24,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Dean O. Morton --- Withhold

We recommend a vote FOR George Reyes but WITHHOLD votes from independent outsider Dean O. Morton. We recommend that shareholders WITHHOLD votes from Audit Committee member Dean O. Morton for paying excessive non-audit fees.

	1.2	Elect Director George Reyes --- For
	2	Ratify Auditors	For	Against			Mgmt

Vote Summary Report
Jul 01, 2003 - Jun 30, 2004

LKCM BALANCED FUND - 1152

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/18/03 - A	Dell Inc. *DELL*		247025109		05/23/03		2,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael A. Miles --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Alex J. Mandl --- For
	1.3	Elect Director Morton L. Topfer --- For
	2	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	3	Change Company Name	For	For			Mgmt
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

08/28/03 - A	Medtronic, Inc. *MDT*		585055106		07/03/03		2,800
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Richard H. Anderson --- For

We recommend a vote FOR the directors with the exception of Gordon M. Sprenger. We recommend that shareholders WITHHOLD votes from Gordon M. Sprenger for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Michael R. Bonsignore --- For
	1.3	Elect Director Gordon M. Sprenger --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 6.67 percent is within the allowable cap for this company of 12.48 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

09/10/03 - A	H&R Block, Inc. *HRB*		093671105		07/08/03		1,300
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director G. Kenneth Baum --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Henry F. Frigon --- For
	1.3	Elect Director Roger W. Hale --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 7.08 percent is within the allowable cap for this company of 10.10 percent.
	3	Ratify Auditors	For	For			Mgmt

10/13/03 - A	Oracle Corp. *ORCL*		68389X105		08/21/03		5,440
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Lawrence J. Ellison --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Donald L. Lucas --- For
	1.3	Elect Director Michael J. Boskin --- For
	1.4	Elect Director Jeffrey O. Henley --- For
	1.5	Elect Director Jack F. Kemp --- For
	1.6	Elect Director Jeffrey Berg --- For
	1.7	Elect Director Safra Catz --- For
	1.8	Elect Director Hector Garcia-Molina --- For
	1.9	Elect Director Joseph A. Grundfest --- For
	1.10	Elect Director H. Raymond Bingham --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Amend Non-Employee Director Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 11.14 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.
Shareholder Proposal
	5	Implement China Principles	Against	Against			ShrHoldr
Since the company has had no significant controversies or violations regarding its operations in China and has an established workplace code of conduct, we recommend a vote against this item.

10/24/03 - A	Harris Corp. *HRS*		413875105		08/29/03		3,400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

10/27/03 - S	Teva Pharmaceutical Industries		881624209		09/18/03		2,300
	1	Elect G. Shalev as an External Director	For	For			Mgmt

Despite the poor level of disclosure regarding the board, a situation which is common in Israel, we believe it would be counterproductive to withhold support from Shalev unless there was some specific controversy involving the company.

	2	Approve Increase in Remuneration of Directors other than the Chairman	For	For			Mgmt
This is a routine item.

10/28/03 - S	First Data Corp. *FDC*		319963104		09/08/03		2,600
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion: The deal has a strong strategic rationale: the combined company would have a dominant position in the debit card market and is expected to generate annual synergies of $230 million by 2005. The premium paid for Concord is still below Concord's valuation with synergies according to the advisors' opinion and the deal is expected to be accretive in 2005. We recommend in favor of the transaction.

11/11/03 - A	Automatic Data Processing, Inc. *ADP*		053015103		09/12/03		3,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Gregory D. Brenneman --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Leslie A. Brun --- For
	1.3	Elect Director Gary C. Butler --- For
	1.4	Elect Director Joseph A. Califano, Jr. --- For
	1.5	Elect Director Leon G. Cooperman --- For
	1.6	Elect Director Ann Dibble Jordan --- For
	1.7	Elect Director Harvey M. Krueger --- For
	1.8	Elect Director Frederic V. Malek --- For
	1.9	Elect Director Henry Taub --- For
	1.10	Elect Director Arthur F. Weinbach --- For
	1.11	Elect Director Josh S. Weston --- For
	2	Amend Stock Option Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 5.69 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Outside Director Stock Awards in Lieu of Cash	For	For			Mgmt

The potential dilution of the plan of 0.03 percent is negligible. Furthermore, the payment of the non-employee director's retainer in the form of restricted stock units aligns the interest of non-employee directors with those of shareholders.

	5	Ratify Auditors	For	For			Mgmt

11/11/03 - A	Cisco Systems, Inc. *CSCO*		17275R102		09/12/03		5,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Carol A. Bartz --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Larry R. Carter --- For
	1.3	Elect Director John T. Chambers --- For
	1.4	Elect Director Dr. James F. Gibbons --- For
	1.5	Elect Director Dr. John L. Hennessy --- For
	1.6	Elect Director Roderick C. McGeary --- For
	1.7	Elect Director James C. Morgan --- For
	1.8	Elect Director John P. Morgridge --- For
	1.9	Elect Director Donald T. Valentine --- For
	1.10	Elect Director Steven M. West --- For
	1.11	Elect Director Jerry Yang --- For
	2	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors	For	For			Mgmt
Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet	Against	Against			ShrHoldr

ISS generally supports proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment. In this case, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. The products provided by the company are similar to those provided by peers and competitors in the technology industry. As such, requiring disclosure that may cause the company to break contractual obligations or require burdensome research on behalf of third party resellers could place the company at a competitive disadvantage and may negatively affect shareholder value. Since the proposed resolution may result in substantial costs and time expenditures to the company and may not provide useful information to shareholders, we do not support this proposal.

	5	Report on Pay Disparity	Against	Against			ShrHoldr

When reviewing requests for reports on executive compensation, ISS takes into consideration the scope of the requested report, the company's internal procedures for determining compensation, and the company's historical compensation practices. As with all report requests, ISS carefully weighs the potential usefulness of the requested report against the costs of preparation and whether the report would be duplicative of existing disclosure. In the case of this proposal, we note that the proponents are specifically asking for a comparison of the compensation of the company's top executives with that of its lowest compensated workers on a worldwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether the company's compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponents' concerns with escalating CEO pay, we note that the Compensation and Management Development Committee is composed entirely of independent directors. Based on our concerns regarding the scope of the proposal, the independence of the company's compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

11/11/03 - A	Microsoft Corp. *MSFT*		594918104		09/12/03		5,600
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William H. Gates, III --- For

We recommend a vote FOR the directors with the exception of Jon A. Shirley. We recommend that shareholders WITHHOLD votes from Jon A. Shirley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Steven A. Ballmer --- For
	1.3	Elect Director James I. Cash, Jr., Ph.D. --- For
	1.4	Elect Director Raymond V. Gilmartin --- For
	1.5	Elect Director Ann McLaughlin Korologos --- For
	1.6	Elect Director David F. Marquardt --- For
	1.7	Elect Director Charles H. Noski --- For
	1.8	Elect Director Dr. Helmut Panke --- For
	1.9	Elect Director Wm. G. Reed, Jr. --- For
	1.10	Elect Director Jon A. Shirley --- Withhold
	2	Amend Omnibus Stock Plan	For	For			Mgmt

Please see the section below entitled 'Multiple Plan Notes' for a further discussion of this and other plans. Vote Recommendation The total cost of the company's plans of 9.34 percent is within the allowable cap for this company of 10.50 percent. Additionally, this plan expressly forbids repricing. In conjunction with the change in compensation practices discussed under the proposed amendments to this plan, Microsoft recently announced a transaction with JP Morgan to transfer underwater employee stock options for cash. This proposed transaction has not yet received SEC approval and is not being submitted for shareholder approval at the annual meeting. Under the potentially trend setting transaction, Microsoft employees can elect to transfer options with an exercise price of $33 or above for a cash payment. The stock option transfer program allows up to 624 million common shares to be offered and sold by JP Morgan, and the terms for most of the transferred options would be reduced to 36 months. Microsoft will pay the proceeds received on the purchase price of the options from JP Morgan to employees. ISS would like to see the stock option transfer program put to shareholder vote. The options subject to the transfer would represent approximately 40 percent of current options outstanding and approximately six percent of total shares outstanding as of Sept. 12, 2003. ISS believes that the stock option transfer program represents an alternative to repricing underwater stock options, and constitutes a significant amendment to the company's stock compensation program. The option transfer program changes the initial intent and design of stock option awards and the payout realizable by employees. The program modifies the risk characteristics of the option awards post-issuance, which has an economic impact on shareholder value. By exchanging underwater stock options for cash, the program would ensure protection of income to employees that is not available to shareholders at large. In view of these factors, it is important that shareholders evaluate the option transfer program and its merits. While ISS commends Microsoft for proposing to decrease the maximum number of shares issuable under the stock plan by 100 million shares, ISS will continue to include the transferred options in the overhang as part of the compensation plan analysis assuming that the transaction with JP Morgan is approved by the SEC. Even though the transferred options would no longer be available for future grant under the program, ISS still considers the transferred options as part of the economic costs and dilutive impact to shareholders in our analysis of the stock plan proposals. ISS will follow further developments on the option transfer program. Moreover, ISS will consider recommending withholding votes from the directors at the next annual meeting if the stock option transfer program is not submitted for shareholder approval.

	3	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 9.34 percent. The aggregate value of all the proposals does not exceed the company's allowable shareholder value transfer cap of 10.50 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines. Vote Recommendation The total cost of the company's plans of 9.34 percent is within the allowable cap for this company of 10.50 percent. Microsoft recently announced some significant changes to its stock compensation practices. Specifically, Microsoft will grant restricted stock units instead of stock options, provide cash for eligible outstanding underwater stock options and expense stock options under FAS 123 retroactively. Microsoft announced a transaction with JP Morgan to transfer underwater employee stock options for cash. This proposed transaction has not yet received SEC approval and is not being submitted for shareholder approval at the annual meeting. Under the potentially trend setting transaction, Microsoft employees can elect to transfer options with an exercise price of $33 or above for a cash payment. The stock option transfer program allows up to 624 million common shares to be offered and sold by JP Morgan, and the terms for most of the transferred options would be reduced to 36 months. Microsoft will pay the proceeds received on the purchase price of the options from JP Morgan to employees. ISS would like to see the stock option transfer program put to shareholder vote. The options subject to the transfer would represent approximately 40 percent of current options outstanding and approximately six percent of total shares outstanding as of Sept. 12, 2003. ISS believes that the stock option transfer program represents an alternative to repricing underwater stock options, and constitutes a significant amendment to the company's stock compensation program. The option transfer program changes the initial intent and design of stock option awards and the payout realizable by employees. The program modifies the risk characteristics of the option awards post-issuance, which has an economic impact on shareholder value. By exchanging underwater stock options for cash, the program would ensure protection of income to employees that is not available to shareholders at large. In view of these factors, it is important that shareholders evaluate the option transfer program and its merits. While ISS commends Microsoft for proposing to decrease the maximum number of shares issuable under the stock plan by 100 million shares, ISS will continue to include the transferred options in the overhang as part of the compensation plan analysis assuming that the transaction with JP Morgan is approved by the SEC. Even though the transferred options would no longer be available for future grant under the program, ISS still considers the transferred options as part of the economic costs and dilutive impact to shareholders in our analysis of the stock plan proposals. ISS also commends Microsoft for implementing a performance based stock award program for its executives. Actual stock awards will be based on the growth in the number and satisfaction of their customers over a three-year period. However, additional information on the quantitative measures and the hurdle rates should be provided so that shareholders can evaluate the effectiveness of the new program. ISS will follow further developments on the option transfer program. Moreover, ISS will consider recommending withholding votes from the directors at the next annual meeting if the stock option transfer program is not submitted for shareholder approval.

Shareholder Proposal
	4	Refrain from Giving Charitable Contributions	Against	Against			ShrHoldr

As the company complies with current laws and regulations regarding charitable contributions, and the refraining from making contributions runs counter to the company's goals of being a good corporate citizen, we recommend shareholders oppose this request.

12/09/03 - S	Officemax Inc *BCC*		097383103		11/03/03		4,900
	1	Approve Merger Agreement	For	For			Mgmt

Conclusion: While we recognize the scale benefits resulting from back-office synergies relating to purchasing and logistics leverage, we question the expected synergies from marketing and paper sales. The foray by Boise, an industrial company into retail business of OfficeMax fails to present a viable strategic outcome and is fraught with risks. The combined company will face significant execution challenges with the additional risk of a competitive response from Staples & Office Depot. Also, OfficeMax, which has shown recent improvement in its operating performance may face a slowdown in its turnaround as the combined company focuses on its integration efforts. We also question the benefits of doing the acquisition first, leveraging up and subsequently executing the asset sale. The company has yet to identify the assets it plans to sell. The preferable sequence of events would have been the execution of the asset sales which would have improved the company's financial condition, followed by the acquisition of OfficeMax without substantial leverage. The reasonableness of the offer price and the associated premium is predicated on the company's achievement of the expected synergies. On balance, given foremost the concerns relating to strategic merits as well as increased leverage and the risk related to the realization of synergies, ISS considers that this merger will not be in shareholders' best interest. Therefore, we recommend against this transaction.

	2	Approve Omnibus Stock Plan	For	Against			Mgmt

Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company's plans of 12.94 percent is above the allowable cap for this company of 9.76 percent.

12/18/03 - S	Allied Waste Industries, Inc. *AW*		019589308		11/03/03		10,000
	1	Approve Conversion of Securities	For	For			Mgmt

04/13/04 - A	The Bank Of New York Co., Inc. *BK*		064057102		02/23/04		4,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Frank J. Biondi, Jr. --- For
	1.2	Elect Director Nicholas M. Donofrio --- For
	1.3	Elect Director Alan R. Griffith --- For
	1.4	Elect Director Gerald L. Hassell --- For
	1.5	Elect Director Richard J. Kogan --- For
	1.6	Elect Director Michael J. Kowalski --- For
	1.7	Elect Director John A. Luke, Jr. --- For
	1.8	Elect Director John C. Malone --- For
	1.9	Elect Director Paul Myners, CBE --- For
	1.10	Elect Director Robert C. Pozen --- For
	1.11	Elect Director Catherine A. Rein --- For
	1.12	Elect Director Thomas A. Renyi --- For
	1.13	Elect Director William C. Richardson --- For
	1.14	Elect Director Brian L. Roberts --- For
	1.15	Elect Director Samuel C. Scott III --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Report on Political Contributions	Against	Against			ShrHoldr
In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.
	5	Limit Executive Compensation	Against	Against			ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company's executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive's pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

	6	Limit Composition of Committee to Independent Directors	Against	Against			ShrHoldr

According to ISS definition, the members on the Risk Committee are independent outside directors. The board is also majority independent according to ISS definition. Therefore we believe, in this case, the proposal does not warrant shareholder support at this time.

	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

04/14/04 - A	Schlumberger Ltd. *SLB*		806857108		02/25/04		2,450
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
	2	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS	For	For			Mgmt
	3	APPROVAL OF ADOPTION OF THE 2004 STOCK AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS	For	For			Mgmt
	4	APPROVAL OF AUDITORS	For	For			Mgmt

04/15/04 - A	Officemax Inc *BCC*		097383103		02/23/04		3,600
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Claire S. Farley --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Rakesh Gangwal --- For
	1.3	Elect Director Gary G. Michael --- For
	1.4	Elect Director A. William Reynolds --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104		02/17/04		3,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James R. Adams --- For
	1.2	Elect Director David L. Boren --- For
	1.3	Elect Director Daniel A. Carp --- For
	1.4	Elect Director Thomas J. Engibous --- For
	1.5	Elect Director Gerald W. Fronterhouse --- For
	1.6	Elect Director David R. Goode --- For
	1.7	Elect Director Wayne R. Sanders --- For
	1.8	Elect Director Ruth J. Simmons --- For
	1.9	Elect Director Richard K. Templeton --- For
	1.10	Elect Director Christine Todd Whitman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Expense Stock Options	Against	For			ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

04/20/04 - A	Citigroup Inc. *C*		172967101		02/27/04		2,066
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director C. Michael Armstrong --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Alain J.P. Belda --- For
	1.3	Elect Director George David --- For
	1.4	Elect Director Kenneth T. Derr --- For
	1.5	Elect Director John M. Deutch --- For
	1.6	Elect Director Roberto Hernandez Ramirez --- For
	1.7	Elect Director Ann Dibble Jordan --- For
	1.8	Elect Director Dudley C. Mecum --- For
	1.9	Elect Director Richard D. Parsons --- For
	1.10	Elect Director Andrall E. Pearson --- For
	1.11	Elect Director Charles Prince --- For
	1.12	Elect Director Robert E. Rubin --- For
	1.13	Elect Director Franklin A. Thomas --- For
	1.14	Elect Director Sanford I. Weill --- For
	1.15	Elect Director Robert B. Willumstad --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Limit Executive Compensation	Against	Against			ShrHoldr

ISS feels that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

	4	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Citigroup, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Prohibit Awards to Executives	Against	Against			ShrHoldr

We believe this proposal is too restrictive, as it would prohibit the executives from being remunerated with stock options and severance payments regardless of the company's performance. As such, this item does not warrant shareholder approval.

	6	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

ISS supports the concept of separating the positions of chairman and CEO when a company does not have the countervailing governance structure as described above. In the case of Citigroup, the company has independent key committees, established governance guidelines, and a lead director with clearly defined duties. Additionally, the company has committed to creating and maintaining a 2/3 independent board by its next annual election. As such, ISS does not believe that this proposal warrants shareholder support.

04/20/04 - A	Mellon Financial Corp. *MEL*		58551A108		02/06/04		3,440
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Jared L. Cohon --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Ira J. Gumberg --- For
	1.3	Elect Director Martin G. Mcguinn --- For
	1.4	Elect Director David S. Shapira --- For
	1.5	Elect Director John P. Surma --- For
	1.6	Elect Director Edward J. Mcaniff --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote RecommendationThe total cost of the company's plan is 5.30 percent, which is within the allowable cap for this company of 6.80 percent. Additionally, the company prohibits repricing.
	3	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Charter One Financial, Inc.		160903100		02/23/04		3,400
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 5 percent is within the allowable cap for this company of 9.73 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt

04/21/04 - A	The Coca-Cola Company *KO*		191216100		02/23/04		2,300
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Herbert A. Allen --- For

We recommend a vote FOR the directors with the exception of Warren E. Buffett. We recommend that shareholders WITHHOLD votes from Warren E. Buffett for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Ronald W. Allen --- For
	1.3	Elect Director Cathleen P. Black --- For
	1.4	Elect Director Warren E. Buffett --- Withhold
	1.5	Elect Director Douglas N. Daft --- For
	1.6	Elect Director Barry Diller --- For
	1.7	Elect Director Donald R. Keough --- For
	1.8	Elect Director Susan Bennett King --- For
	1.9	Elect Director Maria Elena Lagomasino --- For
	1.10	Elect Director Donald F. Mchenry --- For
	1.11	Elect Director Robert L. Nardelli --- For
	1.12	Elect Director Sam Nunn --- For
	1.13	Elect Director J. Pedro Reinhard --- For
	1.14	Elect Director James D. Robinson III --- For
	1.15	Elect Director Peter V. Ueberroth --- For
	1.16	Elect Director James B. Williams --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Operational Impact of HIV/AIDS Pandemic	For	For			ShrHoldr
	4	Report on Stock Option Distribution by Race and Gender	Against	Against			ShrHoldr
	5	Prohibit Awards to Executives	Against	Against			ShrHoldr
	6	Submit Executive Compensation to Vote	Against	For			ShrHoldr
Based on the above analysis, ISS is concerned with the disparate treatment given to senior executives. Therefore, ISS recommends voting FOR the proposal.
	7	Submit Executive Compensation to Vote	Against	Against			ShrHoldr
	8	Implement China Principles	Against	Against			ShrHoldr
	9	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Although the company has a board of directors comprised of a majority of independent directors, the CEO performance is reviewed annually by the Compensation Committee, which is all-independent, and James D. Robinson III performs a role like that of a lead director; Douglas Daft, the Chairman/CEO serves as the Chair of the Executive Committee. From analyzing his duties, it does not seem that Mr. Robinson performs the exact duties of a lead director, but rather does them in concert with other members. Mr. Robinson works with the Chairman and the other committee heads and the Corporate Secretary to develop both agendas for committee meetings and information sent to the Board.        In ISS's view, it is essential to have an independent outsider as the lead director or Chairman of the Executive Committee, for maintaining a boardroom balance when the chairman and CEO positions are combined. Such a person would not only lead executive sessions of the outside directors independently, but also work closely with the chairman in finalizing information flow to the directors, setting the agenda for board meetings, and conducting performance evaluations of the board and CEO.         Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

04/22/04 - A	ALLTEL Corp. *AT*		020039103		02/24/04		2,200
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Ammend EEO - Sexual Orientation	Against	For			ShrHoldr

04/22/04 - A	Pfizer Inc. *PFE*		717081103		02/27/04		4,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael S. Brown --- For
We recommend a vote FOR the directors.
	1.2	Elect Director M. Anthony Burns --- For
	1.3	Elect Director Robert N. Burt --- For
	1.4	Elect Director W. Don Cornwell --- For
	1.5	Elect Director William H. Gray III --- For
	1.6	Elect Director Constance J. Horner --- For
	1.7	Elect Director William R. Howell --- For
	1.8	Elect Director Stanley O. Ikenberry --- For
	1.9	Elect Director George A. Lorch --- For
	1.10	Elect Director Henry A. Mckinnell --- For
	1.11	Elect Director Dana G. Mead --- For
	1.12	Elect Director Franklin D. Raines --- For
	1.13	Elect Director Ruth J. Simmons --- For
	1.14	Elect Director William C. Steere, Jr. --- For
	1.15	Elect Director Jean-Paul Valles --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.88 percent is within the allowable cap for this company of 6.79 percent. Additionally, this plan expressly forbids repricing.
	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic	Against	Against			ShrHoldr

In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions are similar in nature and scope to those taken by industry peers and competitors, and represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of Pfizer's initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

	5	Cease Political Contributions/Activities	Against	Against			ShrHoldr

Interaction between corporate America and the political process has been a topic of debate for several years. Increasing scrutiny during and election year and in the wake of corporate scandals has led to a surge in shareholder activism on issues of political contributions. Opponents of corporate political contributions argue that companies spending scarce resources on expensive lobbying efforts and donating to PACs would be better off investing that money on new procedures that will better position the company to deal with the coming regulations or improve its operations. Conversely, corporate responses tend to suggest that company involvement in the political process can be beneficial to the business interests of the company and, ultimately, shareholder value.         When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the proponent has requested that the company completely refrain from political contributions without providing a business case for the resolution. Moreover, we note that the company complies with all appropriate state and federal laws regarding campaign contributions. Therefore, based on the level of government oversight on political contributions and lack of supporting information for this proposal, ISS recommends that shareholders vote against this item.

	6	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Pfizer, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, interested parties can view information on the company's political contributions and donations on a report published at the end of each election cycle. Finally, the scope and nature of the information requested in this proposal may not be substantially different from data currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	7	Establish Term Limits for Directors	Against	Against			ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	8	Report on Drug Pricing	Against	Against			ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company's current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for the company to limit price increases to a level below that of the annual inflation rate, and report to shareholders on these initiatives. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from the report. In this case, we also note that the structure of the proposal includes commitment to a pricing policy along with the report.        Pfizer has implemented several programs to assist in increasing accessibility to their products for the financially needy. Additionally, the company provides information on these discount, subsidy, and assistance programs in its public filings and on the company website. Finally, ISS agrees with the company that linking drug pricing to the inflation rate may place the company at a competitive disadvantage by artificially discounting prices below those of competitors' products and limiting resources to invest in research and development. Therefore, ISS recommends that shareholders vote against this proposal.

	9	Limit Awards to Executives	Against	Against			ShrHoldr
	10	Amend Animal Testing Policy	Against	Against			ShrHoldr

In this case, Pfizer has developed a policy that calls for utilizing in vitro testing wherever possible provided it complies with regulations and does not effect the analysis of treatment effectiveness or patient safety. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Pfizer appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

04/22/04 - A	Wyeth *WYE*		983024100		03/12/04		2,800
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Clifford L. Alexander, Jr. --- For
	1.2	Elect Director Frank A. Bennack, Jr. --- For
	1.3	Elect Director Richard L. Carrion --- For
	1.4	Elect Director Robert Essner --- For
	1.5	Elect Director John D. Feerick --- For
	1.6	Elect Director Robert Langer --- For
	1.7	Elect Director John P. Mascotte --- For
	1.8	Elect Director Mary Lake Polan --- For
	1.9	Elect Director Ivan G. Seidenberg --- For
	1.10	Elect Director Walter V. Shipley --- For
	1.11	Elect Director John R. Torell III --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Drug Pricing	Against	Against			ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company's current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for a report on the company's marketing and pricing policies. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from increased disclosure.        In the case of Wyeth, we note that the company has initiated programs aimed at increasing the accessibility and decreasing the cost of its products through subsidies, discounts, and donations for qualifying individuals. Moreover, the company supports several international organizations in the effort to distribute its products to people who could not otherwise afford these medications. Finally, the company has disclosure available on its website, comparable to that of industry peers, that discusses Wyeth's stance on drug accessibility and pricing, and initiatives that the company has taken both domestically and internationally to address this issue. As such, ISS does not believe the report requested by this proposal will provide additional significant benefits to shareholders.

	4	Amend Animal Testing Policy	Against	Against			ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances.        In this case, Wyeth has developed a policy that calls for minimizing live animal testing wherever possible. However, certain types of research may benefit from these tests when alternative methods may not be available or practical in light of the complexity of the subject research. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Wyeth appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

04/27/04 - A	ALCON INC *ACL*		H01301102		03/18/04		2,400
Meeting for Holders of ADRs
	1	APPROVAL OF THE 2003 ANNUAL REPORT AND ACCOUNTS OF ALCON, INC. AND THE 2003 CONSOLIDATED FINANCIAL STATEMENTS OF ALCON, INC. AND SUBSIDIARIES	For	For			Mgmt
	2	APPROPRIATION OF AVAILABLE EARNINGS AND PROPOSED DIVIDEND TO SHAREHOLDERS FOR THE FINANCIAL YEAR 2003	For	For			Mgmt
	3	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS	For	For			Mgmt
	4	ELECTION TO THE BOARD OF DIRECTORS OF: WERNER J. BAUER	For	For			Mgmt
	5	ELECTION TO THE BOARD OF DIRECTORS OF: FRANCISCO CASTANER	For	For			Mgmt
	6	ELECTION TO THE BOARD OF DIRECTORS OF: LODEWIJK J.R. DE VINK	For	For			Mgmt
	7	ELECTION OF KPMG KLYNVELD PEAT MARWICK GOERDELER SA, ZURICH, AS GROUP AND PARENT COMPANY AUDITORS	For	For			Mgmt
	8	ELECTION OF ZENSOR REVISIONS AG, ZUG, AS SPECIAL AUDITORS	For	For			Mgmt

04/27/04 - A	International Business Machines Corp. *IBM*		459200101		02/27/04		1,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Cathleen Black --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth I. Chenault --- For
	1.3	Elect Director Carlos Ghosn --- For
	1.4	Elect Director Nannerl O. Keohane --- For
	1.5	Elect Director Charles F. Knight --- For
	1.6	Elect Director Lucio A. Noto --- For
	1.7	Elect Director Samuel J. Palmisano --- For
	1.8	Elect Director John B. Slaughter --- For
	1.9	Elect Director Joan E. Spero --- For
	1.10	Elect Director Sidney Taurel --- For
	1.11	Elect Director Charles M. Vest --- For
	1.12	Elect Director Lorenzo H. Zambrano --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Ratify Auditors for the Company's Business Consulting Services Unit	For	For			Mgmt
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

ISS recognizes that incentive bonus plans such as this one can be an important part of an executive's overall pay package. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Provide for Cumulative Voting	Against	For			ShrHoldr

ISS believes that cumulative voting is an important tool in the protection of shareholders' rights, but recognizes that the need for cumulative voting can be offset if a company has other safeguards in place to protect shareholders' rights and to promote management accountability. Therefore, proposals to provide for cumulative voting are evaluated based on an assessment of a company's other corporate governance provisions.         ISS will recommend a vote against a proposal to restore or provide for cumulative voting only if a company has the following corporate governance provisions in place: an annually-elected board comprising a majority of independent directors; a nominating committee composed solely of independent directors; confidential voting; a shareholder right to call special meetings or to act by written consent with 90 days' notice; the absence of a dual-class capital structure; and absence of a dead-hand poison pill. Moreover, the board may not have the sole right to alter the size of the board beyond a range established by shareholders. While not required, ISS would prefer that a company also have a published statement of board governance guidelines, including a description of the process by which a shareholder may submit a director nominee.         In addition to the governance requirements, ISS considers a company's performance when evaluating a shareholder proposal to restore or implement cumulative voting. For ISS to recommend a vote against such a proposal, the company's performance must be comparable to or better than that of its peers, or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance.         In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the shareholders do not have the ability to act by written consent unless it is unanimous or to call special meetings.

	6	Amend Pension and Retirement Medical Insurance Plans	Against	Against			ShrHoldr

ISS believes the scope of the proponent's proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to shareholders. Moreover, if the company ultimately lost on these claims it would be required to remedy the age discriminating effect of its plans. Accordingly, we recommend a vote against this proposal.

	7	Submit Executive Compensation to Vote	Against	For			ShrHoldr

Pension fund income can distort true operating performance, which should be the basis for determining executive bonuses and compensation rather than gains from defined benefit plans. And because companies have discretion in determining the assuptions to measure pension obligation and expenses, there is potential for manipulation. For example, J.P. Morgan Fleming Asset Management found that the median expected annual rate of return used among S&P 500 companies has remained steady at 9.2 percent since 1997. Using a more realistic assumption such as 6.5 percent would trim $44 billion off S&P 500 profits just in 2003.         ISS agrees with the principle advanced by the proposal and believes a cleaner measure of earnings should be applied to performance pay. A number of companies are adopting this concept, including General Electric, Verizon Communications and Qwest Communications International Inc.

	8	Expense Stock Options	Against	For			ShrHoldr

ISS supports the general principle motivating this non-binding proposal. We agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.         In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	9	Limit Awards to Executives	Against	Against			ShrHoldr

ISS agrees with proponent's underlying rationale for disclosure of executive compensation. However, the liability threshold of $2,000 is arbitrary. Furthermore, based on the independence of the company's compensation committee, and the company's existing disclosure regarding its compensation practices, we agree with the board that the current requirements for disclosure of executive compensation are adequate and fair. Therefore, we do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

	10	China Principles	Against	Against			ShrHoldr

ISS reviews proposals to adopt the US Business Principles for Human Rights of Workers in China, giving consideration to a number of factors including: the company's current workplace code of conduct or adherence to other global standards and their similarity to the Principles; agreements with foreign suppliers to meet certain workplace standards; how company and vendor facilities are monitored; peer company adherence to the Principles; costs and feasibility/legality of implementing the Principles; and whether the company has been recently involved in labor and human rights controversies or violations.         We recognize that the adoption and/or enforcement of principles relating to internationally accepted human rights standards can benefit corporations operating in markets with documented abuses. While the China Principles are specifically defined to address issues in that country, we note that other international labor and human rights standards can also help the company satisfy this goal while providing a broader framework for multinational companies.         In the case of IBM, we note that there is one allegation of questionable human rights performance at some of the company's overseas operations, including locations in China; however, the scope and severity of these claims did not appear significant or could not be confirmed at the time of this analysis. Additionally, the company has already established a code of conduct for company operations worldwide, and applies some aspects of this code to its vendors, suppliers, and contractors. Of note, this policy addresses many of the issues brought forth by the China Principles. Moreover, we are concerned that some of the aspects of the China Principles may be beyond the company's control, such as prohibiting police or military presence at the company's operations.         Thus, while we will continue to monitor the allegations of human rights violations at IBM facilities in China, we believe that committing to adopt and implement the China Principles could prove both costly and difficult. As such, while ISS encourages IBM to evaluate and enhance its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles per se would significantly improve upon the current policies implemented by the company.

	11	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of IBM, we note that the company has a strict policy prohibiting the use of company funds, assets, time, or equipment in a manner that could be construed as supporting a political campaign or candidate. Additionally, employees at IBM are prohibited from making contributions as a representative of the company. Since company policies expressly prohibit political contributions, we do not believe this proposal is supportable.

	12	Report on Executive Compensation	Against	Against			ShrHoldr

While ISS supports policies that link executive compensation to appropriate performance metrics, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

04/27/04 - A	Kraft Foods Inc *KFT*		50075N104		03/03/04		3,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Louis C. Camilleri --- Withhold

We recommend a vote FOR the directors with the exceptions of insiders Louis C. Camilleri, Dinyar S. Devitre, Charles R. Wall, Betsy D. Holden and Roger K. Deromedi. We recommend that shareholders WITHHOLD votes from Louis C. Camilleri, Dinyar S. Devitre, Charles R. Wall, Betsy D. Holden and Roger K. Deromedi for failure to establish a majority independent board.

	1.2	Elect Director Roger K. Deromedi --- Withhold
	1.3	Elect Director Dinyar S. Devitre --- Withhold
	1.4	Elect Director W. James Farrell --- For
	1.5	Elect Director Betsy D. Holden --- Withhold
	1.6	Elect Director John C. Pope --- For
	1.7	Elect Director Mary L. Schapiro --- For
	1.8	Elect Director Charles R. Wall --- Withhold
	1.9	Elect Director Deborah C. Wright --- For
	2	Ratify Auditors	For	For			Mgmt

04/27/04 - A	Schering-Plough Corp. *SGP*		806605101		03/05/04		3,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Fred Hassan --- For

ISS Conclusion        In reviewing Mr. Hassan's employment contract with the company, ISS did not see any pay extravagance. His pay components at Schering-Plough mirror those at Pfizer. Moreover, the overall executive compensation program has tied the short-term and long-term components to pre-established performance measures. As such, ISS does not believe that there is an executive compensation issue in this company. However, the company's stock performance has been poor in the short-term and long-term timeframe. Therefore, ISS will monitor CEO's pay in relation to the company's performance going forward. At this time, we recommend a vote FOR all director nominees.

	1.2	Elect Director Philip Leder, M.D. --- For
	1.3	Elect Director Eugene R. McGrath --- For
	1.4	Elect Director Richard de J. Osborne --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

04/27/04 - A	Wells Fargo & Company *WFC*		949746101		03/09/04		2,200
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director J.A. Blanchard III --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Michael W. Wright, Judith M. Runstad, and Donald B. Rice. We recommend that shareholders WITHHOLD votes from Judith M. Runstad for standing as an affiliated outsider on the Audit Committee, Michael W. Wright and Donald B. Rice for standing as affiliated outsiders on the Human Resources and Governance & Nominating committees.

	1.2	Elect Director Susan E. Engel --- For
	1.3	Elect Director Enrique Hernandez, Jr. --- For
	1.4	Elect Director Robert L. Joss --- For
	1.5	Elect Director Reatha Clark King --- For
	1.6	Elect Director Richard M. Kovacevich --- For
	1.7	Elect Director Richard D. McCormick --- For
	1.8	Elect Director Cynthia H. Milligan --- For
	1.9	Elect Director Philip J. Quigley --- For
	1.10	Elect Director Donald B. Rice --- Withhold
	1.11	Elect Director Judith M. Runstad --- Withhold
	1.12	Elect Director Stephen W. Sanger --- For
	1.13	Elect Director Susan G. Swenson --- For
	1.14	Elect Director Michael W. Wright --- Withhold
	2	Approve Retirement Plan	For	For			Mgmt

This proposal would allow employees receive a reasonable matching contribution in stock on compensation that would have not been eligible for a match under the regular 401(k) because of Code limitations or deferrals. Furthermore, the dilution arising from stock issuance under this plan is minimal. As such, we recommend a vote for this benefit plan.

	3	Ratify Auditors	For	For			Mgmt
	4	Expense Stock Options	Against	For			ShrHoldr

However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse. Moreover, this proposal received majority support at last year's meeting.

	5	Limit Executive Compensation	Against	Against			ShrHoldr

While we do like some of the elements of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and disclosure of actual hurdle rates for the performance criteria, we believe the proposal is restrictive given the fact that the proponent asks for a complete substitution of options with restricted stock.

	6	Link Executive Compensation to Social Issues	Against	Against			ShrHoldr

In view of the company's controversies regarding predatory lending practices, we believe that this shareholder proposal warrants careful consideration, but should be considered alongside the company's current policies regarding the issue. Based on the company's disclosure of policies to address concerns of predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

	7	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Wells Fargo, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, the company has instituted and published a policy that does not authorize corporate contributions to political candidates or related entities. While ISS notes that the company amended its reply to this proposal based on information received after the distribution of the proxy statement showing corporate campaign contributions from a subsidiary of the company, we believe that the updated policy for 2004 as stated on the company website clearly and publicly addresses the issue. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

04/28/04 - A	Clear Channel Communications, Inc. *CCU*		184502102		03/08/04		2,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alan D. Feld --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Alan D. Feld. We recommend that shareholders WITHHOLD votes from Alan D. Feld for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Thomas O. Hicks --- For
	1.3	Elect Director Perry J. Lewis --- For
	1.4	Elect Director L. Lowry Mays --- For
	1.5	Elect Director Mark P. Mays --- For
	1.6	Elect Director Randall T. Mays --- For
	1.7	Elect Director B.J. Mccombs --- For
	1.8	Elect Director Phyllis B. Riggins --- For
	1.9	Elect Director Theordore H. Strauss --- For
	1.10	Elect Director J.C. Watts --- For
	1.11	Elect Director John H. Williams --- For
	2	Ratify Auditors	For	For			Mgmt

04/28/04 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109		03/09/04		2,400
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alain J. P. Belda --- For
	1.2	Elect Director Richard H. Brown --- For
	1.3	Elect Director Curtis J. Crawford --- For
	1.4	Elect Director John T. Dillon --- For
	1.5	Elect Director Louisa C. Duemling --- For
	1.6	Elect Director Charles O. Holliday, Jr. --- For
	1.7	Elect Director Deborah C. Hopkins --- For
	1.8	Elect Director Lois D. Juliber --- For
	1.9	Elect Director Masahisa Naitoh --- For
	1.10	Elect Director William K. Reilly --- For
	1.11	Elect Director H. Rodney Sharp, III --- For
	1.12	Elect Director Charles M. Vest --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Executive Ties to Government	Against	Against			ShrHoldr

ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company's operations. ISS shares in the proponent's concern for potential conflicts of interest at such companies, but in this case, the company states that it has specific policies in place to avoid such conflicts of interest. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no reason to support this request.

	4	Adopt and Report on a Code of Corporate Conduct	Against	Against			ShrHoldr

In the case of Dupont, the company has already committed itself to a code of conduct that upholds a number of the core ILO standards, including prohibitions on child labor, involuntary servitude/forced labor, nondiscrimination, and freedom of association ' although we acknowledge that the company's existing code does not specifically reference the right to collective bargaining. However, it appears that the company's code is in line with the codes of similar companies. Dupont has endorsed the Global Compact and supports the GRI, representing active consideration of human and labor rights issues as well as sustainable development in the communities where the company operates. Also, while the proponent has cited certain labor disputes in Dupont's operations in the United States, ISS does not believe that these incidents show the type of systematic disregard to workplace human rights that would merit a substantial amendment to the company's current policies. Therefore, the fact that the company already has policies in place that substantially address many of the principles outlined in the ILO conventions, and lacking evidence to suggest systematic failure to comply with these policies, we do not believe that support of this proposal is warranted at this time.

	5	Limit Executive Compensation	Against	Against			ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company's executive compensation program. Taking into account the activities of the Compensation Committee regarding the setting and monitoring of the executive compensation, we agree with the company that the proposed report would duplicate the Compensation Committee's ongoing work to review, evaluate, and modify the company's executive compensation policy and programs. As such, we see no reason to support this proposal.

04/28/04 - A	General Electric Co. *GE*		369604103		03/01/04		4,800
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For
We recommend a vote FOR the directors with the exception of Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.
	1.2	Elect Director Dennis D. Dammerman --- For
	1.3	Elect Director Ann M. Fudge --- For
	1.4	Elect Director Claudio X. Gonzalez --- Withhold
	1.5	Elect Director Jeffrey R. Immelt --- For
	1.6	Elect Director Andrea Jung --- For
	1.7	Elect Director Alan G. Lafley --- For
	1.8	Elect Director Kenneth G. Langone --- For
	1.9	Elect Director Ralph S. Larsen --- For
	1.10	Elect Director Rochelle B. Lazarus --- For
	1.11	Elect Director Sam Nunn --- For
	1.12	Elect Director Roger S. Penske --- For
	1.13	Elect Director Robert J. Swieringa --- For
	1.14	Elect Director Douglas A. Warner III --- For
	1.15	Elect Director Robert C. Wright --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company's decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives' interests with investors' long term interests as these awards are paid out only to executives who remain with the company for extended periods.

	4	Provide for Cumulative Voting	Against	Against			ShrHoldr

In the case of General Electric, the company has an annually-elected board comprising a majority of independent directors; its Nominating and Corporate Governance Committee consists of only independent directors; the company grants shareholders confidential voting and the right to call a special meeting; the board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders; the company has a published statement of corporate governance guidelines, including a description of the process by which a shareholder may submit a director nominee; and the company does not have either a dual-class structure or dead-hand poison pill. GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In this case, the company meets our corporate governance criteria. Although the company does not fully meet the performance criteria, the company has taken significant steps to improve its corporate governance provisions, especially relating to board reforms and shareholder friendly compensation strategies for officers and directors (see Items 3 and 16). Given that the company: (1) meets our corporate governance criteria and (2) has voluntarily taken steps to improve its corporate governance through policy changes regarding board structure, composition, and responsibilities and executive and director compensation, the proposal does not warrant shareholder support.

	5	Eliminate Animal Testing	Against	Against			ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances. In this case, GE has developed a policy that calls for utilizing live animal testing to the least extent possible, provided it complies with regulation and does not effect the analysis of treatment effectiveness or employee and consumer safety. Additionally, in some cases alternative methods of testing may be not feasible or fail to meet criteria established by the government. As such, ISS does not recommend shareholder support for the resolution at this time.

	6	Report on Nuclear Fuel Storage Risks	Against	Against			ShrHoldr

When considering proposals that request a risk assessment and adoption of new policies regarding the company's nuclear operations, ISS takes into account several factors, including the regulatory framework that the company's operations are subject to and the company's existing disclosure on security and waste management policies and procedures. While the proponents' concerns with the company's on-site storage of nuclear waste is understandable given the state of current events, we note that the nuclear power industry is heavily regulated by the NRC and subject to restrictions and policies introduced by the Office of Homeland Security. In 2002, the NRC completed a comprehensive review of its requirements for nuclear power plants, including the storage of nuclear waste and materials and, as a result, issued new required security measures. In this case, GE operates a spent fuel storage depository; however, the main focus of this resolution is directed at the company's design, manufacturing, and sales of reactors. Based on the tight regulation of the nuclear power industry by the NRC and the fact that GE's operations in the nuclear power industry are primarily in equipment design, sales, and service; not facility operations, we do not believe that this report would provide enough meaningful information to shareholders to justify the time and assets necessary to prepare this report.

	7	Report on PCB Clean-up	Against	Against			ShrHoldr
	8	Report on Foreign Outsourcing	Against	Against			ShrHoldr

ISS generally supports proposals that call for increased disclosure on matters of importance to shareholders. Such transparency can assist shareholders in better evaluating the business risks associated with their investment. However, the benefits derived from this disclosure must be weighed against the cost and burden of preparing the information and the potential impacts that the disclosure may have on company strategy or operations. When evaluating proposals to review and report on outsourcing or off-shoring, ISS looks at the nature and scope of operations that a company is opting to outsource as well as potential risks and benefits associated with such a policy. Additionally, we consider industry norms with regards to the type and number of positions that are outsourced. Finally, we consider the degree to which publishing a detailed report on company outsourcing policies may provide strategic insight to competitors while not disclosing substantial, useful information to shareholders. In this case we note that GE does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. Further we note that several of the company's peers and competitors have outsourced similar jobs. Additionally, detailed disclosure on the company's policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

	9	Prepare Sustainability Report	Against	Against			ShrHoldr

ISS generally supports proposals that seek additional disclosure, as shareholders should be provided with sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, ISS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. In this case, ISS notes that GE currently has significant discussion of many sustainability issues on the company website. This disclosure includes an EHS report, diversity information, the GE Integrity Policy, and information on community involvement and philanthropic initiatives. Moreover, the company has committed to publishing a consolidated report on issues regarding environmental performance, social initiatives, economic achievement, and corporate citizenship in 2004. Therefore, while we will continue to monitor the scope and level of disclosure at GE, we believe that the company has substantially addressed many of the issues noted by the proponent. As such, we do not recommend support for the proposal at this time.

	10	Limit Composition of Management Development and Compensation Committee to Independent Directors	Against	Against			ShrHoldr

Given that: (1) the company already has a policy in place requiring that all key board committee members be independent and (2) the company's Management Development and Compensation Committee is currently fully independent by NYSE, Council of Institutional Investors, and ISS definitions, we do not believe this item warrants shareholder support.

	11	Report on Pay Disparity	Against	Against			ShrHoldr

In the case of this proposal, we note that the proponent is specifically asking for a comparison of the compensation of the company's top executives with that of its lowest compensated workers on a nationwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether GE's compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponent's concerns with escalating CEO pay, we note that GE's compensation committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company's compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company's executive compensation policies and practices.

	12	Limit Awards to Executives	Against	Against			ShrHoldr

In light of the recent measures taken by the company to make its executive and director equity compensation practices more shareholder friendly (see Items 3 and 16), we believe that the proponent's request of a cessation of all executive stock option programs and bonus programs is unreasonable.

	13	Limit Board Service for Other Companies	Against	For			ShrHoldr

In view of the increased demands placed on board members, directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. Even if a person were retired and devoted himself full time to directorships, based on a full-time work schedule (1,920 hours per year) and the estimated hours of board service (300 per year), an individual could not reasonably be expected to serve on more than six boards. In view of this, ISS recommends that shareholders withhold votes from directors who sit on more than six public company boards. Service on boards of subsidiary companies, private companies, or non-profit organizations will be excluded. If a director sits on several mutual fund boards within the same fund family, it will count as one board. We note that the company's policy is substantially similar to the proponent's request. With regard to fully retired directors, the proponent is requesting that board service be limited to a total of five directorships. Although the company's policy does not address whether a director is retired or not, it also allows for a total of five directorships as long as the director in question does not serve as a CEO or in an equivalent position. The proponent is also requesting that board service for the company's non-retired directors be limited to a total of three directorships while the company places a three board limit on directors who serve as CEOs or in equivalent positions. Thus, one of the differences between the proponent's request and the company's policy lies in the treatment of non-retired directors. In the case of non-retired directors, the proponent advocates a total of three directorships while the company currently provides for a limit of five directorships, making the proponent's request slightly more stringent than the company's current policy. Another significant difference between the proponent's request and the company's policy lies in the enforcement mechanisms. While the company may bypass the aforementioned limits with respect to current directors, the proponent's request would not give the company such leeway. In fact, it would require an advisory shareholder vote in the event the proposed policy is discontinued or materially changed. Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director's service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent's request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent's request represents a preferable policy framework from a shareholder's perspective. As such, we believe this item warrants shareholder support.

	14	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO / president position.
	15	Hire Advisor/Maximize Shareholder Value	Against	Against			ShrHoldr

GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In the absence of other indicators that would suggest: (1) the company is in a period of poor or sluggish performance with no turnaround in sight and (2) the board is entrenched, we believe that many of the company's long-term shareholders would suffer if the company was put into play and sold out at a relatively depressed price. Given that the company regularly reviews its businesses in terms of their global competitiveness, and makes adjustments when warranted in order to maximize long-term value for shareholders, we do not believe it should be required to engage the services of an investment bank to explore the sale of the company at this time. As such, this item does not warrant shareholder support.

	16	Adopt a Retention Ratio for Executives and Directors	Against	Against			ShrHoldr

ISS has long advocated director and executive stock ownership as a mechanism of aligning executive and shareholder interests. An alternative approach is the use of a retention ratio or holding period. Such guidelines require executives to hold a percentage of the shares they receive from stock option exercise or other equity awards (net of income taxes owed) either for a specified period of time (a holding period) or for their full term of employment with the company (a retention ratio). Unlike traditional stock ownership requirements, holding periods and retention ratios provide for continuous stock accumulation by executives, irrespective of the value of their share holdings, while minimizing the possibility of abusive short-term profiteering through inside information. A disadvantage, however, is that stock retention policies--particularly if applied for full tenure--could lead to higher executive turnover if executives can only take their wealth out of the firm by leaving. While it is important to encourage executive stock ownership, shareholders must be mindful that it can be accomplished in a number of ways. Therefore, shareholder proposals asking companies to adopt retention ratios for their executives should be evaluated on a case-by-case basis. Targeted companies may already have some type of stock ownership requirement, holding period, retention ratio, or combination, which should be reviewed for stringency. A rigorous stock ownership guideline, for example, should go beyond the standard 5x salary for CEOs, with the multiple declining for other executives. It is also important to consider how easily the stock ownership threshold can be met. Equity awards should not be included in the stock ownership calculation for this purpose. A meaningful retention ratio may also be an effective substitute to traditional stock ownership guidelines-- i.e., at least 50 percent of stock received from equity awards (on a net proceeds basis) must be held for the executive's tenure with the company. In addition to any guidelines currently in place, shareholders should take into account actual officer stock ownership at the company and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership policies or retention requirements. Although the company does not require a retention ratio, as currently requested, for directors and officers, it has other mechanisms in place that align director and officer interests with shareholders' interests. These include the aforementioned stock ownership requirements and the one-year holding period for executives. We also note the company's shift to a long-term performance-based equity compensation structure for its executives (40 percent) and deferred stock units for its directors (60 percent). Given that the company already has sufficient mechanisms and policies in place to ensure the alignment of director and officer interests - i.e. (1) stock ownership guidelines, (2) holding period for executives, and (3) a shift to a long-term performance-based equity compensation structure, we do not believe this item warrants shareholder support.

	17	Require 70% to 80% Independent Board	Against	Against			ShrHoldr

Given that: (1) the board is 73.3 percent independent according to ISS definitions, (2) the company already has a policy in place providing for a two-thirds independent board, with a minimum of ten independent directors at all times, and (3) the company has voluntarily adopted additional, stricter independence tests with respect to a director's affiliation with non-profit organizations funded by the GE and companies receiving loans from GE, we believe that the company has taken sufficient steps to ensure the maintenance of a supermajority independent board. As such, this item does not warrant shareholder support.

	18	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of GE, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, much of the information requested by the proponent is available on both government and privately managed websites. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and may not provide any significant benefit to shareholders. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of company assets.

04/28/04 - A	Kohl's Corp. *KSS*		500255104		03/03/04		2,300
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Wayne Embry --- For

ISS recommends that shareholders vote FOR Wayne Embry and Frank V. Sica, but WITHHOLD votes from the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider John F. Herma for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority independent board and R. Lawrence Montgomery for failure to establish a majority independent board.

	1.2	Elect Director John F. Herma --- Withhold
	1.3	Elect Director R. Lawrence Montgomery --- Withhold
	1.4	Elect Director Frank V. Sica --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Performance-Based Stock/Indexed Options	Against	For			ShrHoldr
Despite the fact that certain features of the proposal may be more rigorous than others, ISS supports the underlying principal of the proposal in this case.
	4	Separate Chairman and CEO Positions	Against	For			ShrHoldr
Based on the above structure, Kohl's Corporation did not meet most of the criteria and therefore ISS recommends voting FOR this proposal.

04/28/04 - A	Verizon Communications *VZ*		92343V104		03/01/04		3,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr
	4	Require Majority of Independent Directors on Board	Against	Against			ShrHoldr
	5	Separate Chairman and CEO Positions	Against	For			ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	Against			ShrHoldr
	7	Submit Executive Compensation to Vote	Against	For			ShrHoldr
	8	Prohibit Awards to Executives	Against	Against			ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender	Against	Against			ShrHoldr
	10	Report on Political Contributions/Activities	Against	Against			ShrHoldr
	11	Cease Charitable Contributions	Against	Against			ShrHoldr

04/29/04 - A	Altria Group, Inc. *MO*		02209S103		03/08/04		1,600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Product Warnings for Pregnant Women	Against	Against			ShrHoldr

ISS believes that decisions on the type of warnings associated with tobacco products are generally better left to public health authorities, who can institute a standardized labeling format based on the latest research regarding disease causation in smokers, addiction, and exposure to passive smoke. This will ensure that any warnings are accurate as well as applicable to all industry participants. In certain cases, voluntary warnings beyond those mandated by law might be misleading to consumers or hurt the company's competitiveness. As for future legal liability, the Master Settlement Agreement between tobacco companies and numerous states required firms to supply a variety of information to the public. In addition to required disclosure, some tobacco companies have taken steps in recent years to generally improve educational disclosures regarding the risks related to tobacco products, and Altria in particular has significantly enhanced its disclosure in the past two years. The tobacco subsidiaries of Altria posts health-related data on their websites, some of this information specifically regarding the risks of smoking to pregnant women. We believe that the level of disclosure currently provided by the company is appropriate, and agree that increased information specifically directed towards pregnant women would be better addressed by public health agencies. As such we do not recommend shareholder support for this proposal.

	4	Report on Health Risks Associated with Cigarette Filters	Against	Against			ShrHoldr

When evaluating proposals on the topic of tobacco and its related components, ISS considers the objective of the proposal ' specifically whether the proposal is asking the company to report on the health risks associated with a product or if it is asking for a certain action associated with the components. In this case, the proponents are asking for the company to form a panel of outside experts to evaluate and report on the risks associated with cigarette filters. ISS generally supports information that increases shareholder awareness of potential risks and opportunities associated with their investment; however, this disclosure should be balanced with the cost associated with gathering and publishing the data, the level of existing information available, and the feasibility of complying with the structure of the proposal. In this case, we agree with the company that public healthcare organizations are better placed to evaluate the risks associated with cigarette filters. Further, ISS notes that the structure of this proposal calls for the formation of an independent panel of experts and subsequent report that could be costly to the company. As such, we do not recommend shareholder support for this proposal.

	5	Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Altria, we note that the company follows all federal, state and local laws regarding contributions to political candidates or organizations. Additionally, the company utilizes a formal review process to ensure legal compliance, and evaluate the business affects of their political contributions. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Cease Use of Light and Ultra Light in Cigarette Marketing	Against	Against			ShrHoldr

In light of the potentially negative impact on the company's earnings, we believe that this issue is one that that could potentially have a significant impact on the company and other tobacco companies, and therefore warrants close attention by the company's board of directors. That said, ISS notes that the company has provided information addressing this topic on its website and has supported increased regulation domestically and internationally on the issue. Moreover, ISS agrees with the company that public health and regulatory organizations are best able to address these issues. This approach to the shareholder's concerns would provide appropriate, accurate information to the public by regulation across the industry as opposed to requiring that an action taken by a single company, potentially placing it at a competitive disadvantage. Therefore, we recommend that shareholders vote against this proposal.

	7	Place Canadian Style Warnings on Cigarette Packaging	Against	Against			ShrHoldr

As noted in discussions of the other proposals at Altria, ISS believes that issues regarding increased warnings on the health risks associated with cigarettes are generally better addressed by public health agencies rather than individual companies. Unilaterally adopting new packaging policies could negatively affect the company's competitive advantage, and may not provide the information in a way that is understood or acceptable to all markets. Therefore, ISS recommends that shareholders vote against this proposal.

	8	Separate Chairman and CEO Positions	Against	For			ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

04/29/04 - A	Kimberly-Clark Corp. *KMB*		494368103		03/01/04		2,100
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Pastora San Juan Cafferty --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Marc J. Shapiro, Linda Johnson Rice and Pastora San Juan Cafferty for failure to implement the proposal to submit the company's shareholder rights plan to a shareholder vote. We also recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards and for failure to implement the proposal to submit the company's shareholder rights plan to a shareholder vote.

	1.2	Elect Director Claudio X. Gonzalez --- Withhold
	1.3	Elect Director Linda Johnson Rice --- Withhold
	1.4	Elect Director Marc J. Shapiro --- Withhold
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 5.55 percent is within the allowable cap for this company of 6.52 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer.        In this case, the company's rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any new pill be put to a shareholder vote.

05/03/04 - A	Motorola, Inc. *MOT*		620076109		03/05/04		4,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Edward Zander --- For
	1.2	Elect Director H. Laurence Fuller --- For
	1.3	Elect Director Judy Lewent --- For
	1.4	Elect Director Walter Massey --- For
	1.5	Elect Director Nicholas Negroponte --- For
	1.6	Elect Director Indra Nooyi --- For
	1.7	Elect Director John Pepper, Jr. --- For
	1.8	Elect Director Samuel Scott III --- For
	1.9	Elect Director Douglas Warner III --- For
	1.10	Elect Director John White --- For
	1.11	Elect Director Mike Zafirovski --- For
	2	Limit Executive Compensation	Against	Against			ShrHoldr

While ISS understands the proponent's concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company's performance. As such, this item does not warrant shareholder approval.

	3	Limit Awards to Executives	Against	Against			ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options would effectively limit the company's ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

05/04/04 - A	EOG Resources, Inc. *EOG*		26875P101		03/08/04		2,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

V. Vote Recommendation The total cost of the company's plans of 6.10 percent is within the allowable cap for this company of 7.14 percent. Equity grants including stock options, and restricted stock awards to top five named executive officers were 25.60 percent of the total shares awarded in the current year.

	4	Other Business	For	For			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/05/04 - A	General Dynamics Corp. *GD*		369550108		03/12/04		1,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Nicholas D. Chabraja --- For
	1.2	Elect Director James S. Crown --- For
	1.3	Elect Director Lester Crown --- For
	1.4	Elect Director William P. Fricks --- For
	1.5	Elect Director Charles H. Goodman --- For
	1.6	Elect Director Jay L. Johnson --- For
	1.7	Elect Director George A. Joulwan --- For
	1.8	Elect Director Paul G. Kaminski --- For
	1.9	Elect Director John M. Keane --- For
	1.10	Elect Director Lester L. Lyles --- For
	1.11	Elect Director Carl E. Mundy, Jr. --- For
	1.12	Elect Director Robert Walmsley --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.95 percent is within the allowable cap for this company of 7.91 percent. Additionally, this plan expressly forbids repricing.
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	4	Report on Foreign Military Sales	Against	Against			ShrHoldr

In view of the facts that the company already complies with government controls and disclosure requirements for its foreign military sales, that some additional, appropriate information on foreign sales is already publicly available, and that disclosure of sensitive and confidential information could put the company at a competitive disadvantage in the contract bidding process, we do not believe that this proposal is in the best economic interests of shareholders.

05/05/04 - A	PepsiCo, Inc. *PEP*		713448108		03/12/04		2,400
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John F. Akers --- For
	1.2	Elect Director Robert E. Allen --- For
	1.3	Elect Director Ray L. Hunt --- For
	1.4	Elect Director Arthur C. Martinez --- For
	1.5	Elect Director Indra K. Nooyi --- For
	1.6	Elect Director Franklin D. Raines --- For
	1.7	Elect Director Steven S. Reinemund --- For
	1.8	Elect Director Sharon Percy Rockefeller --- For
	1.9	Elect Director James J. Schiro --- For
	1.10	Elect Director Franklin A. Thomas --- For
	1.11	Elect Director Cynthia M. Trudell --- For
	1.12	Elect Director Solomon D. Trujillo --- For
	1.13	Elect Director Daniel Vasella --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions to political entities and the related disclosure comply with all applicable laws on this topic. The proposal asks that this report should be published within five business days of the annual meeting, and that reports disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. While ISS believes that increased disclosure is generally beneficial, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.        In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic	Against	Against			ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company's operations in these markets, the company's current initiatives in developing countries to help address this healthcare crisis, and the nature of the company's existing healthcare policies including healthcare access and benefits to local workers.        In this case, we note that PepsiCo does appear to provide some information related to the HIV/AIDS, TB, and Malaria pandemic on its website. Further ISS notes that, despite its relatively small investments in Sub Saharan Africa, the company has taken several steps to address concerns related to the HIV/AIDS pandemic, including membership in the GBC, health care coverage, and continued evaluation and communication on this topic through a specially formed internal task force and reporting utilizing GRI guidelines.        In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of PepsiCo's initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expense of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

05/06/04 - A	Anadarko Petroleum Corp. *APC*		032511107		03/08/04		2,500
	1	Elect Directors	For	For			Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Report on Greenhouse Gas Emissions	Against	Against			ShrHoldr

In this case, Anadarko provides some disclosure on environmental topics in its Environment, Health & Safety brochure, public filings, environmental sections of the company's web site. However, ISS notes that aside from the Anadarko Canada's voluntary reporting, this information is generally broad in scope and does not discuss company performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs comprehensive as some companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company's commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

05/07/04 - A	Colgate-Palmolive Co. *CL*		194162103		03/09/04		2,300
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Jill K. Conway --- For
	1.2	Elect Director Ronald E. Ferguson --- For
	1.3	Elect Director Carlos M. Gutierrez --- For
	1.4	Elect Director Ellen M. Hancock --- For
	1.5	Elect Director David W. Johnson --- For
	1.6	Elect Director Richard J. Kogan --- For
	1.7	Elect Director Delano E. Lewis --- For
	1.8	Elect Director Reuben Mark --- For
	1.9	Elect Director Elizabeth A. Monrad --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board's negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive "pay for failure" packages that have been witnessed at some companies. Accordingly, we believe that this proposal warrants shareholder support.

	5	Adopt ILO Based Code of Conduct	Against	Against			ShrHoldr

Based on the fact that the company already has a publicly-available code of conduct that substantively addresses the core ILO standards and the fact that there do not appear to be significant labor concerns associated with the operations of the company or of its suppliers, we do not believe that support is warranted for this shareholder resolution at this time.

	6	Separate Chairman and CEO Positions	Against	For			ShrHoldr

In this case, Colgate-Palmolive has more than 2/3 independent outsiders on its board, all-independent key committees, and established governance guidelines. However, the company has not designated a lead/presiding director with duties that meet all of our minimum requirements. Although, the independent directors meet in executive session without the CEO present and a presiding director presides over these sessions, it is not clearly stated, in the company's proxy statement nor its website, that such presiding director presides at all meetings of the board at which the chairman is not present; approves information sent to the board; approves meetings schedules to assure that there is sufficient time for discussion of all agenda items; and has the authority to call meetings of the independent directors.         Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

05/07/04 - A	Temple-Inland Inc. *TIN*		879868107		03/10/04		2,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/14/04 - A	SunGard Data Systems Inc. *SDS*		867363103		03/15/04		3,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Gregory S. Bentley --- Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Gregory S. Bentley. We recommend that shareholders WITHHOLD votes from Gregory S. Bentley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Michael C. Brooks --- For
	1.3	Elect Director Cristobal Conde --- For
	1.4	Elect Director Ramon de Oliveira --- For
	1.5	Elect Director Henry C. Duques --- For
	1.6	Elect Director Albert A. Eisenstat --- For
	1.7	Elect Director Bernard Goldstein --- For
	1.8	Elect Director Janet Brutschea Haugen --- For
	1.9	Elect Director James L. Mann --- For
	1.10	Elect Director Malcolm I. Ruddock --- For
	2	Ratify Auditors	For	For			Mgmt

05/14/04 - A	Waste Management, Inc. *WMI*		94106L109		03/19/04		4,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Pastora San Juan Cafferty --- For
	1.2	Elect Director Frank M. Clark, Jr. --- For
	1.3	Elect Director Robert S. Miller --- For
	1.4	Elect Director A. Maurice Myers --- For
	1.5	Elect Director John C. Pope --- For
	1.6	Elect Director W. Robert Reum --- For
	1.7	Elect Director Steven G. Rothmeier --- For
	1.8	Elect Director David P. Steiner --- For
	1.9	Elect Director Carl W. Vogt --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 7.65 percent is within the allowable cap for this company of 8.95 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

ISS recognizes that cash bonus plans such as this one can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. The performance measure included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards.

05/18/04 - A	Harte-Hanks, Inc. *HHS*		416196103		03/31/04		4,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Larry Franklin --- For
	1.2	Elect Director William F. Farley --- For
	1.3	Elect Director William K. Gayden --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 9.60 percent is within the allowable cap for this company of 17.35 percent.

05/19/04 - A	American International Group, Inc. *AIG*		026874107		03/26/04		1,852
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director M. Bernard Aidinoff --- For
	1.2	Elect Director Pei-Yuan Chia --- For
	1.3	Elect Director Marshall A. Cohen --- For
	1.4	Elect Director Willaim S. Cohen --- For
	1.5	Elect Director Martin S. Feldstein --- For
	1.6	Elect Director Ellen V. Futter --- For
	1.7	Elect Director Maurice R. Greenberg --- For
	1.8	Elect Director Carla A. Hills --- For
	1.9	Elect Director Frank J. Hoenemeyer --- For
	1.10	Elect Director Richard C. Holbrooke --- For
	1.11	Elect Director Donald P. Kanak --- For
	1.12	Elect Director Howard I. Smith --- For
	1.13	Elect Director Martin J. Sullivan --- For
	1.14	Elect Director Edmund S.W. Tse --- For
	1.15	Elect Director Frank G. Zarb --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 2.17 percent is within the allowable cap for this company of 8.00 percent.
	4	Ratify Auditors	For	For			Mgmt
	5	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of AIG, we note that the company complies with state and local laws regarding contributions to political candidates or organizations. Further, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Divest from Tobacco Equities	Against	Against			ShrHoldr
Therefore, because of the restrictive format and potential financial impact of this proposal, we do not recommend shareholder support for this resolution.
	7	Link Executive Compensation to Predatory Lending	Against	Against			ShrHoldr

While AIG does not explicitly address the issue of predatory lending as a function of executive compensation, ISS notes that the company has an independent compensation committee and a charter that discusses the factors used in determining executive compensation. Additionally, although some lending institutions may have adopted policies that generally link executive compensation to responsible business practices, it does not appear that the company's main competitors specifically tie any portion of executive compensation to predatory lending. Moreover, the company's current compensation levels have not been the subject of recent, significant controversy. ISS also notes that the company has policies and processes aimed at eliminating instances of predatory lending within the company's operations, including compliance review by the legal and compliance departments. Based on these policies to ensure compliance with laws aimed at preventing predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

05/19/04 - A	Cullen/Frost Bankers, Inc. *CFR*		229899109		04/02/04		2,600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/19/04 - A	First Data Corp. *FDC*		319963104		03/22/04		2,600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/19/04 - A	Intel Corp. *INTC*		458140100		03/22/04		2,900
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Craig R. Barrett --- For
We recommend a vote FOR the directors with the exception of independent outsider D. James Guzy. We recommend that shareholders WITHHOLD votes from D. James Guzy for sitting on more than six boards.
	1.2	Elect Director Charlene Barshefsky --- For
	1.3	Elect Director E. John P. Browne --- For
	1.4	Elect Director Andrew S. Grove --- For
	1.5	Elect Director D. James Guzy --- Withhold
	1.6	Elect Director Reed E. Hundt --- For
	1.7	Elect Director Paul S. Otellini --- For
	1.8	Elect Director David S. Pottruck --- For
	1.9	Elect Director Jane E. Shaw --- For
	1.10	Elect Director John L. Thornton --- For
	1.11	Elect Director David B. Yoffie --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 7.39 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.
	4	Expense Stock Options	Against	For			ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	5	Limit/Prohibit Awards to Executives	Against	For			ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives. Although the company has recently adopted officer stockholding guidelines, a more rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives. Therefore, ISS believes that this proposal warrants shareholder support.

	6	Performance- Based/Indexed Options	Against	For			ShrHoldr

05/20/04 - A	Teva Pharmaceutical Industries		881624209		04/15/04		2,000
Meeting for Holders of ADRs
	1	TO RECEIVE AND DISCUSS THE COMPANY S CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2003 AND THE CONSOLIDATED STATEMENTS.	For	For			Mgmt
This is a routine item.
2
TO APPROVE THE BOARD OF DIRECTORS RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2003, WHICH WAS PAID IN FOUR INSTALLMENTS AND AGGREGATED NIS 1.44 (APPROXIMATELY US$0.322) PER ORDINARY SHARE, BE DECLARED FINAL.
			For	For			Mgmt
Based on the company's long-term shareholder-unfriendly dividend allocation policy, we recommend a vote against this proposal.
	3	TO ELECT ABRAHAM E. COHEN TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
Director elections are standard proposals at annual meetings. In the absence of some specific controversy involving the company, we recommend shareholders support this item.
	4	TO ELECT LESLIE DAN TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	5	TO ELECT PROF. MEIR HETH TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	6	TO ELECT PROF. MOSHE MANY TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	7	TO ELECT DOV SHAFIR TO SERVE FOR A THREE-YEAR TERM.	For	For			Mgmt
	8	TO APPROVE THE PURCHASE OF DIRECTOR S AND OFFICER S LIABILITY INSURANCE FOR THE DIRECTORS AND OFFICERS OF THE COMPANY.	For	For			Mgmt
Given the excessive proposed liability protection and the proposed exemption of all monetary damages for violations of duty of care, we recommend shareholders oppose this item.
	9	Ratify Auditors	For	For			Mgmt

05/21/04 - A	Allied Waste Industries, Inc. *AW*		019589308		03/31/04		8,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Thomas H. Van Weelden --- For
	1.2	Elect Director Robert M. Agate --- For
	1.3	Elect Director Leon D. Black --- For
	1.4	Elect Director James W. Crownover --- For
	1.5	Elect Director Michael S. Gross --- For
	1.6	Elect Director Dennis R. Hendrix --- For
	1.7	Elect Director J. Tomilson Hill --- For
	1.8	Elect Director Lawrence V. Jackson --- For
	1.9	Elect Director Nolan Lehmann --- For
	1.10	Elect Director Howard A. Lipson --- For
	1.11	Elect Director Antony P. Ressler --- For
	1.12	Elect Director Warren B. Rudman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Expense Stock Options	Against	For			ShrHoldr

The company currently accounts for employee stock-based compensation using the "intrinsic value" method prescribed by Accounting Principles Board opinion No. 25, "Accounting for Stock Issued to Employees." The "intrinsic value" of the option is the amount by which the quoted market price of the company's stock exceeds the exercise price of the option on the date of grant. Given that: (1) the company generally sets the exercise price of its option grants equal to the market price of its stock on the grant date and (2) all employee stock options are subject to vesting and cannot be exercised on the grant date, the company's option grants generally have zero "intrinsic value." However, the impact of the potential expense of option grants is disclosed in the notes to the company's consolidated financial statements. The board believes that the "intrinsic value" methodology is the preferable choice because it (1) is currently the most widely used standard and (2) provides complete information to evaluate the company with or without the inclusion of stock options as an expense.         Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the "fair value" method, prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock Compensation." The "fair value" is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the "fair value" method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing "fair value", recent pressure by investors has led approximately 176 companies to publicly announce their plans to adopt the "fair value" method.         ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.         In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as "no-cost" compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

	4	Report on Privatization	Against	Against			ShrHoldr

ISS generally supports disclosure reports that seek to provide additional information to shareholders when it appears that companies have not adequately addressed shareholders' concerns. When reviewing requests, we evaluate whether adoption of the proposal would have either a positive or negative impact on short-term or long-term shareholder value. We also examine the structure of the proposal and the company's current level of disclosure. Finally, we consider the company's response and the degree to which the company's stated position on the issues could affect its reputation or sales.        In this case, it does not appear that shareholders would derive significant benefits from the requested report that would account for the costs of producing and publishing such a report to shareholders. In addition, although it appears that the proponents are not asking for specific details on the company's business strategy, ISS believes that this proposal does pose a risk of disclosing information that would be of little benefit to shareholders and would aid the efforts of those who oppose privatization, possibly to the company's detriment.         ISS believes that the requested report would impose an unnecessary cost to the company without providing a corresponding benefit to shareholders.

05/24/04 - A	Unocal Corp. *UCL*		915289102		03/25/04		3,400
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Richard D. McCormick --- For
	1.2	Elect Director Marina v.N. Whitman --- For
	1.3	Elect Director Charles R. Williamson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 3.98 percent is within the allowable cap for this company of 6.86 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Deferred Compensation Plan	For	For			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 1.96 percent is within the allowable cap for this company of 6.86 percent.
	5	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
Therefore, we believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
	6	Limit Awards to Executives	Against	Against			ShrHoldr

In this case, the company is using a mix of options, restricted stock and performance shares for its long term compensation. Restricted stock vest over a four-year period. There is a three or four year incentive measurement period for performance share awards, but the company does not disclose the hurdle rates for its performance criteria. While we do like some of the elements of the restricted stock proposal, including granting of restricted stock based on achievement of justifiable operational performance criteria and disclosure of actual hurdle rates for the performance criteria, given the fact that the proponent asks for a complete substitution of options with restricted stock, we believe the proposal is unduly restrictive.

	7	Establish Other Board Committee	Against	For			ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the general counsel, who is an employee of the company, plays a role in forwarding such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the general counsel. We recommend a vote in favor of the proposal.

	8	Report on Greenhouse Gas Emissions	Against	Against			ShrHoldr

In this case, ISS notes that the company has taken several steps to invest in renewable energy, undertake initiatives to develop cleaner technologies and communicate these initiatives to the public. The company provides information on these topics, in some detail, in its biennial Corporate Responsibility Report and in certain sections of the corporate website. While the information in this report does not include specific emissions data, it does discuss company views and approaches in some detail as well as information on its position to respond to potential legislation. ISS believes that, although some details are lacking, these initiatives and the associated disclosure represent an effort on Unocal's behalf to address issues related to the potential impact that greenhouse gas emissions may have on the company. Therefore, while the company does not specifically address every aspect of the proponent's resolution; ISS believes that the current level of disclosure is comparable to or better than other companies in the industry and suggests that Unocal is actively evaluating options and establishing policies related to greenhouse gas emissions. As such, we do not recommend shareholder support for the resolution at this time.

05/25/04 - A	Triad Hospitals, Inc. *TRI*		89579K109		04/09/04		3,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James D. Shelton --- For
	1.2	Elect Director Thomas F. Frist III --- For
	1.3	Elect Director Gale E. Sayers --- For
	1.4	Elect Director Nancy-Ann DeParle --- For
	1.5	Elect Director Michael K. Jhin --- For
	1.6	Elect Director Harriet R. Michel --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 12.07 percent is within the allowable cap for this company of 12.51 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102		04/05/04		4,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael J. Boskin --- For
We recommend a vote FOR the directors.
	1.2	Elect Director James R. Houghton --- For
	1.3	Elect Director William R. Howell --- For
	1.4	Elect Director Reatha Clark King --- For
	1.5	Elect Director Philip E. Lippincott --- For
	1.6	Elect Director Harry J. Longwell --- For
	1.7	Elect Director Henry A. McKinnell, Jr. --- For
	1.8	Elect Director Marilyn Carlson Nelson --- For
	1.9	Elect Director Lee R. Raymond --- For
	1.10	Elect Director Walter V. Shipley --- For
	1.11	Elect Director Rex W. Tillerson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Non-Employee Director Restricted Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 3.64 percent is within the allowable cap for this company of 5.32 percent.
	4	Affirm Political Nonpartisanship	Against	Against			ShrHoldr
Since it appears that the company has already addressed this issue through its own internal policies and observance of federal law, we do not believe that support of this proposal is necessary.
	5	Report on Political Contributions/Activities	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. As previously noted, in the case of Exxon Mobil, the company complies with federal, state and local laws regarding contributions to political candidates or organizations as well as those laws that apply to similar contributions in Canada. Further, the scope of the reports requested in this proposal may not be substantially different from information currently available through public sources. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Report on Equatorial Guinea	Against	Against			ShrHoldr

In this case, the proposal asks for detailed disclosure on Exxon Mobil's operations in Equatorial Guinea as well as a public response to allegations made by a nationally aired television program. While ISS advocates transparency into company operations that increases shareholder understanding of the risks and opportunities placed on the company, the benefit of such disclosures must be considered as a factor of cost and burden on the company as well as the potential benefit that can be derived by shareholders from the information. Exxon Mobil discusses information in some detail in press releases, corporate reports, and other sections of the company's website. The discussion of this topic includes information explaining the royalties and tax payments that are made to Equatorial Guinea, financial support for social programs in that company, and the general logic behind the structure of the company's Production Sharing Contract with the government. While these disclosures do not directly respond to each aspect of the proposal, we do believe that they substantially address the issue at hand, providing shareholders with adequate information to assess the risks related to the company's operations in Equatorial Guinea and the company's policies and procedures in place to mitigate such risks. As such we do not recommend shareholder support for this resolution.

	7	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

ExxonMobil has the following governance structure in place: executive sessions of its non-employee directors currently chaired by the chair of the Compensation Committee or the Board Affairs Committee; a board composed of two-thirds independent directors; all-independent key committees; review of CEO performance by the independent directors at board and committee meetings and during executive sessions, which consists solely of independent directors; and established governance guidelines. The chair of the Board Affairs Committee and the chair of the Compensation Committee preside at the executive sessions on an alternating basis, depending on the agenda. The chair of the Board Affairs Committee presides over sessions discussing corporate governance and the chair of the Compensation Committee presides over sessions regarding performance evaluation and compensation of the CEO and CEO succession planning. However, the company does not have a designated lead director with more expansive duties than those set out for the committee chairman (such as approving the board's agenda; ensuring the flow of information to the outside directors and shareholders; and board evaluation). As noted above, ISS refrains from making a vote recommendation on this agenda item.

	8	Prohibit Awards to Executives	Against	Against			ShrHoldr

For its long term compensation, ExxonMobil switched from options to restricted stock two years ago, as the board believes restricted stock to be more effective in retaining employees and in meeting shareholder expectations. For senior executives, the restricted stock carries rigorous vesting requirements: 50 percent vesting over five years and the remaining over another five. In this case, the proposal requests a total ban on rights, options, SARs and severance payments and is therefore unduly restrictive.

	9	Report on Stock Option Distribution by Race and Gender	Against	Against			ShrHoldr

Given the scope of the proposal, the company's current compensation practices, and the company's apparent commitment to and disclosure of racial and gender diversity, we do not believe that shareholder support of the requested report is warranted.

	10	Amend EEO Statement to Include Reference to Sexual Orientation	Against	For			ShrHoldr

ISS generally believes that companies should have policies in place to prevent workplace discrimination, as instances of discrimination can be costly to companies in the form of high turnover, fines, and litigation. Workplace discrimination can result in real costs to corporations, and therefore can impact shareholder value. Studies have indicated that workforce diversity strategies can have a positive impact on company performance through enhanced corporate performance, reduced turnover, increased job satisfaction and employee morale, decreased vulnerability to legal challenges, and enhanced reputation. In light of potential costs and legal implications arising from discrimination, the high number of companies with policies referencing sexual orientation, and the low costs involved in amending EEO policies, ISS believes that requests to amend EEO policies to specifically reference sexual orientation are generally supportable, unless a company can demonstrate that the change would result in significant costs to the company. In this case, we note that the company has had substantial controversy surrounding its adoption of its current EEO policy over the policies of its predecessor, Mobil. Exxon Mobil does have existing programs and policies that demonstrate the company's stance on discrimination on the basis of sexual orientation, but those policies have failed to alleviate the negative publicity and controversy surrounding this issue. Furthermore, the company has not identified any resulting costs to the company of including such a reference in its EEO policy. A significant number of the company's peers do include such language in their EEO statements. By not referencing sexual orientation in the post-merger company's EEO statement, it appears that the company has created unnecessary controversy. While we recognize that the company has gone to great lengths to discuss its existing prohibition on discrimination on the basis of sexual orientation in certain company publications, it would appear that the enduring controversy could be easily resolved by adding that language back into its EEO statement. Given the fact that company's competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of discrimination in its EEO statement prior to the merger with Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual orientation.

	11	Report on Climate Change Research	Against	Against			ShrHoldr

Therefore, based on the broad scope of the proposal and the associated practical considerations of publishing this information, recent improvements in disclosure made by the company, and our concerns regarding the value that the requested information would provide to shareholders, we do not recommend support for this resolution.

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102		03/29/04		3,400
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Gregory D. Brenneman --- For

ISS Conclusion:        We recommend a vote FOR the directors with the exception of independent outsider Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.

	1.2	Elect Director Richard H. Brown --- For
	1.3	Elect Director John L. Clendenin --- For
	1.4	Elect Director Berry R. Cox --- For
	1.5	Elect Director Claudio X. Gonzalez --- Withhold
	1.6	Elect Director Milledge A. Hart, III --- For
	1.7	Elect Director Bonnie G. Hill --- For
	1.8	Elect Director Kenneth G. Langone --- For
	1.9	Elect Director Robert L. Nardelli --- For
	1.10	Elect Director Roger S. Penske --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Establish Term Limits for Directors	Against	Against			ShrHoldr

ISS Conclusion:        Because a six-year term limit is arbitrary, and because the company's shareholders can express their dissatisfaction with directors on an annual basis, we believe that the proposal does not warrant shareholder support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr
ISS Conclusion: Because the company does not have a policy that puts any future pill to a shareholder vote, we recommend that shareholders support this proposal.
	5	Performance- Based/Indexed Options	Against	For			ShrHoldr

ISS Conclusion:        Because ISS supports pay for performance, and because the grants of restricted stock (other than those granted under the LTIP) are not based on specific performance hurdles, we believe the proposal warrants shareholder support.

	6	Adopt ILO Based Code of Conduct	Against	Against			ShrHoldr

ISS Conclusion:        Given that the company already has a policy in place that addresses some of the principles outlined in the ILO principles and uses independent firms for monitoring factories, we do not believe that support of this proposal is warranted at this time.

	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr

ISS Conclusion:        We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans, and therefore recommend that shareholders vote to approve this proposal.

	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors	Against	Against			ShrHoldr

ISS Conclusion:        Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company's financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders' ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

06/04/04 - A	Wal-Mart Stores, Inc. *WMT*		931142103		04/05/04		2,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director James W. Breyer --- For
We recommend a vote FOR the directors.
	1.2	Elect Director M. Michele Burns --- For
	1.3	Elect Director Thomas M. Coughlin --- For
	1.4	Elect Director David D. Glass --- For
	1.5	Elect Director Roland A. Hernandez --- For
	1.6	Elect Director Dawn G. Lepore --- For
	1.7	Elect Director John D. Opie --- For
	1.8	Elect Director J. Paul Reason --- For
	1.9	Elect Director H. Lee Scott, Jr. --- For
	1.10	Elect Director Jack C. Shewmaker --- For
	1.11	Elect Director Jose H. Villarreal --- For
	1.12	Elect Director John T. Walton --- For
	1.13	Elect Director S. Robson Walton --- For
	1.14	Elect Director Christopher J. Williams --- For
	2	Approve Stock Option Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 2.98 percent is within the allowable cap for this company of 5.69 percent.
	3	Approve Stock Option Plan	For	For			Mgmt

Sharesave plans enable employees to become shareholders, which gives them a stake in the company's growth. However, such plans are beneficial only when they are well balanced and in the best interests of all shareholders. ISS approves of this plan because the number of shares being allowed under the plan is reasonable and the plan is broad based.

	4	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company's matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

	5	Ratify Auditors	For	For			Mgmt
	6	Separate Chairman and CEO Positions	Against	For			ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find a qualified independent director willing to serve as chairman.
	7	Prepare Sustainability Report	Against	For			ShrHoldr
	8	Report on Stock Option Distribution by Race and Gender	Against	For			ShrHoldr
	9	Report on Genetically Modified Organisms (GMO)	Against	Against			ShrHoldr
	10	Prepare Diversity Report	Against	For			ShrHoldr
As employment diversity issues can impact corporate reputation, we believe that such information should be made available to shareholders of the company.
	11	Submit Executive Compensation to Vote	Against	For			ShrHoldr

We acknowledge the tax benefits arising from deferring executive compensation. However, paying above-market interest rates on deferred compensation is not "best practice" and results in an additional expense to shareholders. According to an Executive Benefits Survey (2003 Results) published by Clark Consulting, only seven percent of the 227 participating companies provided a bonus rate above their base earnings rate. In addition, the increment formula for long term participating in the plan is unique and quite generous. We believe shareholders may benefit from having the opportunity to make their own evaluation of the deferred compensation packages, especially when such plans contain unique features beyond best practice.

06/11/04 - A	BEA Systems, Inc. *BEAS*		073325102		04/30/04		5,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Dean O. Morton --- Withhold

We recommend a vote FOR George Reyes but WITHHOLD votes from independent outsider Dean O. Morton. We recommend that shareholders WITHHOLD votes from Audit Committee member Dean O. Morton for paying excessive non-audit fees.

	1.2	Elect Director George Reyes --- For
	2	Ratify Auditors	For	Against			Mgmt

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LKCM FUNDS

By (Signature and Title)* /s/ Jacqui Brownfield, Treasurer

Date 1/18/2005
* Print the name and title of each signing officer under his or her signature.